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Exhibit 10.6

ADDENDUM TO
SERVICE AGREEMENTS

        Affinity Group, Inc. ("AGI") and National General Insurance Company ("NGIC") wish to amend the Service Agreements between them for (a) the Good Sam Club insurance plan operated in conjunction with AGI's wholly-owned subsidiary GSS Enterprises, Inc. ("GSS"), dated June 2, 1978, and amended by Addendums dated October 11, 1982, November 25, 1987, October 17, 1989, February 14, 1992, and March 22, 1994; (b) the Rider Motorcycle Club insurance plan operated in conjunction with AGI's wholly-owned subsidiary GSS dated October 5, 1979, and amended by Addendums dated October 11, 1982, October 17, 1989, February 18, 1992, and March 22, 1994; (c) the Coast to Coast insurance plan operated in conjunction with AGI's wholly-owned subsidiary Camp Coast to Coast, Inc. ("CTC") dated October 23, 1987, and amended by Addendums dated November 30, 1987, October 17, 1989, and March 22, 1994; and (d) the Golf Card insurance plan operated in conjunction with AGI' s wholly-owned subsidiary Golf Card International Corp. ("GCI") dated April 17, 1992, and amended by Addendum dated March 22, 1994, as follows:

        1.     The last paragraph on page 1 of each Service Agreement, as most recently amended by the Addendums to Service Agreement dated March 22, 1994, is deleted in its entirety and the following is substituted therefor:

  This Service Agreement shall remain in full force and effect for the period beginning on the date of this Addendum and ending December 31, 2007. Thereafter the Agreement shall automatically renew for consecutive ten (10) year periods, unless terminated by written notice by either party to the other not less than sixty (60) days prior to the termination of the original term hereof of any extension hereof.

        2.     Paragraph 2 of each Addendum to Service Agreement dated March 22, 1994 is hereby amended by adding the following thereto:

  If NGIC terminates this Agreement, or if upon expiration of the then current term NGIC does not elect or agree to renew the Agreement on the terms of the Agreement then in effect, the payments contemplated herein shall continue to be paid by NGIC to AGI for a period of five (5) years following termination (the "Run-Off Period"), and calculated as provided in the Agreement except that for each year during the Run-Off Period the Base Fee percent and Bonus Fee percent to be used in determining the Base Fee and the Bonus Fee for such year shall be the Scheduled Percentage (as hereinafter defined) times a fraction, the numerator of which is the Aggregate Premium (as hereinafter defined) for such year and the denominator of which is the Aggregate Premium for the year immediately preceding such year. If AGI terminates the Agreement for reason other than failure by NGIC to make the payments contemplated herein, payments to AGI shall cease upon termination. For purposes of this paragraph, the following terms shall have the following meanings:

  (a)
  The "Scheduled Percentage" means the Base Fee percent and the Bonus Fee percent as set forth on the Fee Schedule attached to the March 22, 1994 Addendum to Service Agreement.

  (b)
  The "Aggregate Premium" for any year means the aggregate direct written premium, less return premium, written under the Good Sam, Good Sam Referral, Coast to Coast, Rider, and Golf Card Insurance program agreements for such year.

        3.     During the Run-Off Period, as long as AGI is continuing to receive the payment described in paragraph 2 of this Addendum, AGI and its affiliates listed above (but expressly excluding Camping World, Inc. and its subsidiaries) (the "Program Affiliates") will not use, or sponsor, endorse, or

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recommend, telephone solicitation or direct mail solicitation that is (a) directed at Insured Members (as hereinafter defined) and (b) intended for the purpose of soliciting such Insured Members to cancel, terminate, or allow to lapse insurance policies acquired pursuant to the Service Agreement and to replace such policies with new policies offered by an insurance company other than NGIC or its affiliates through a program sponsored by AGI or the Program Affiliates. In making or participating in any such solicitation that is prohibited by the first sentence in this paragraph 3, or assisting any third party in making any such solicitation that is prohibited by the first sentence of this paragraph 3, AGI shall delete from the membership list(s) of it and the Program Affiliates the names of all Insured Members prior to any such solicitation. For purposes of this paragraph, "Insured Members" means members of a club or affinity group operated by AGI who are insured pursuant to the Service Agreement. A member shall continue to be an Insured Member as long as such member continues to pay premiums that are included in the Aggregate Premium. A member shall cease being an Insured Member upon failure to pay when due any premium for an insurance policy obtained pursuant to the Service Agreement. NGIC acknowledges that AGI and the Program Affiliates regularly solicit programs and products to members of the clubs and affinity groups operated by AGI and to other customers of AGI and the Program Affiliates and subscribers and recipients of AGI publications, and except as expressly set forth in this paragraph 3, such marketing, sponsorship or solicitation shall not constitute a breach of this paragraph 3, provided that, in addition to making the above membership list deletions, AGI and the Program Affiliates shall delete any such advertising of property-casualty insurance products from publications addressed to Insured Members. If AGI does not make such deletions from its solicitation and publication mailing lists the provisions of paragraph 2 above shall be void.

        4.     Except as amended by this Addendum, all provisions of the Service Agreements shall remain in full force and effect.

AFFINITY GROUP, INC.		NATIONAL GENERAL INSURANCE COMPANY
By:	/s/ STEPHEN ADAMS	By:	/s/ JOHN J. FOLEY John J. Foley
Title:	Chairman	Title:	President
Date:	11/11/97	Date:	November 4, 1997

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Affinity Group, Inc.	2575 Vista Del Mar Drive Ventura, California 93001 (805) 667-4100 • Fax (805) 667-4419
Executive Offices

November 19, 1997

Via Federal Express

Mr. Shawn D. Morris
National General Insurance Companies
3322 Rider Trail South
Earth City, MO 63045-1305

Dear Shawn:

        This will confirm our conversation regarding the Addendum to Service Agreements between Affinity Group, Inc. and National General Insurance Company dated November 4, 1997 (the "1997 Addendum").

        The defined term (the "Program Affiliates") in the fourth line of paragraph 3 of your draft the 1997 Addendum, should have been inserted in the third line before the phrase "(but expressly excluding Camping World, Inc. and its subsidiaries)" in order to clarify which affiliates are included as Program Affiliates. Rather than changing the draft, this letter will confirm the agreement between Affinity Group, Inc. and National General Insurance Company that the "Program Affiliates" as used in the 1997 Addendum means GSS Enterprises, Inc., Good Sam and Rider magazines, Camp Coast to Coast, Inc. and Golf Card International Corp. and that the term "Program Affiliates" expressly excludes Camping World, Inc. and its subsidiaries.

        In the 24th line of paragraph 3 of your draft of the 1997 Addendum, you inadvertently deleted the phrase "market, sponsor and "before the word "solicit." This will confirm that agreement between Affinity Group, Inc. and National General Insurance Company that the word "solicit" as used in the 1997 Addendum includes the marketing and sponsoring of programs and products.

        Please evidence the agreement of National General Insurance Company to these points of clarification by signing the enclosed copy of this letter and returning it to me for my files.

Very truly yours,
AFFINITY GROUP, INC.
By:	/s/ STEPHEN ADAMS
Its:

        We hereby acknowledge and agree with the points of clarification of terms to the Addendum to Service Agreements between Affinity Group, Inc. and National General Insurance Company dated November 4, 1997.

Dated: November , 1997
NATIONAL GENERAL INSURANCE COMPANY
By:	[ILLEGIBLE]
Its:

        TRAILER LIFE PUBLISHING COMPANY, CORPORATED, of Calabasas, California, hereinafter referred to as "TL"), and NATIONAL GENERAL INSURANCE COMPANY of St. Louis, Missouri, (hereinafter referred to as "NGI"), understand that:

  1)
  TL operates and controls an entity known as the Good Sam Club (hereinafter referred to as "Good Sam"), an organization composed of recreational vehicle owners in many states;

  2)
  NGI develops, operates and controls insurance programs designed to meet the needs of the members of Good Sam;

  3)
  Good Sam management desires to offer to its members, certain insurance programs designed by NGI;

  4)
  NGI desires to use the facilities of Good Sam and make its insurance programs available to Good Sam members;

  5)
  Good Sam is not a licensed insurance agent, nor does it intend to be, nor does it intend to act as one;

  6)
  It is the mutual benefit of Good Sam and NGI to assist each other in offering Good Sam members insurance programs that meet the needs of the public.

THEREFORE:

  NGI agrees to provide a private passenger automobile insurance program to TL and introduce this program to Good Sam members beginning no later than September 1, 1978, and to continue to offer such program through September 1, 1980. NGI also agrees to develop new insurance products to be offered to Good Sam members which will consist of:

  1)
  A complete recreational vehicle program, homeowners program, and any other insurance program mutually agreed to by NGI and TL. Each insurance program will be initiated at a time mutually agreeable to NGI and TL.

  2)
  Coordinated activities between TL and NGI management.

  3)
  The offering of an optional payment plan that allows Good Sam customers to pay their premiums under the deferred payment program offered by NGI.

NGI and Good Sam Agree:

  1)
  That mutual approval of both parties is required on all printed material and all marketing techniques used to market the insurance programs.

  2)
  It is understood that NGI will exercise sound underwriting principles in any insurance program agreed to by NGI and TL.

  3)
  It is understood by TL that NGI will operate under state regulatory authorities. Therefore, all reference to filings and/or programs in this agreement are subject to their regulations.

  4)
  NGI agrees to provide rate information to TL, on request, or to advise TL of significant insurance rate increases in any state.

  5)
  The entire Good Sam list or any insured obtained through TL facilities may not be used for any other purpose other than that specifically related to approved (by TL) NGI insurance solicitation mailings or NGI renewal solicitations.

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purpose of offering insurance programs to Good Sam members:

  1)
  NGI will handle all policy ance, inquiries regarding claims or coverages available, premium collection, and all services required to administer the insurance programs to Good Sam members.

  2)
  NGI agrees to provide service for claim inquiries to the extent that all inquiries regarding claims received by NGI or its offices will be answered by telephone, mail or personal contact within forty-eight (48) hours of receipt.

        NGI agrees that if the SERVICE AGREEMENT is cancelled for any reason, NGI will send renewal notices as required by law, and at its option, may continue to renew policies of Good Sam members secured while the agreement was effective, but will not in any way use the Good Sam name or logo in such renewal notices.

        NGI agrees to provide TL with a quarterly report of incoming business which will include insureds name, address, city, state, zip code, policy number, inception dace of policy, premium amount, and containing any other information mutually agreed upon by TL and NGI. Quarterly reports will be delivered to TL within thirty (30) days of the prior quarter's financial closing.

HOLD HARMLESS

        NGI agrees to indemnify and hold harmless TL with respect to any and all losses, damages, or expenses (including reasonable attorney's fees) caused by (1) the breach by NGI of any of its undertakings and agreements set forth in this working agreement or any Service Agreement executed by both parties, or (2) any negligence by NGI in its mailing and processing of applications, preparation of policies, collection of premiums, or other activities in administering any insurance program covered by this Working Agreement and/or Service Agreement.

TRAILER LIFE PUBLISHING COMPANY, INC.				NATIONAL GENERAL INSURANCE COMPANY
By	/s/ [ILLEGIBLE]			By	/s/ [ILLEGIBLE]
Title	[ILLEGIBLE]	Date	[ILLEGIBLE]	Title	[ILLEGIBLE]	Date	[ILLEGIBLE]
[ILLEGIBLE]				[ILLEGIBLE]
Title	[ILLEGIBLE]	Date	[ILLEGIBLE]	Title	[ILLEGIBLE]	Date	[ILLEGIBLE]

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ADDENDUM TO
WORKING AGREEMENT

        TL ENTERPRISES, INC, (formerly Trailer Life Publishing Company, Incorporated ("TL") and NATIONAL GENERAL INSURANCE COMPANY ("NGI") wish to amend the Working Agreement between them dated June 2, 1978, to extend the term of the Agreement by deleting "September 1, 1980" from the fourth line of the paragraph after paragraph (6) on page 1 of the Agreement and substituting therefor "December 31, 1989," so that the amended paragraph will read:

  NGI agrees to provide a private passenger automobile insurance program to TL and introduce this program to Good Sam members beginning no later than September 1, 1978, and to continue to offer such program through December 31, 1989. NGI also agrees to develop new insurance products to be offered to Good Sam members which will consist of:

NATIONAL GENERAL INSURANCE COMPANY
By:	/s/ DONALD P. REDMOND
Title:	President
Date:	11-23-87
TL ENTERPRISES, INC
By:	/s/ [ILLEGIBLE]
Title:	President
Date:	11-25-87

ADDENDUM TO
WORKING AGREEMENT

        TL ENTERPRISES, INC, (formerly Trailer Life Publishing Company, Incorporated) (TLE) and NATIONAL GENERAL INSURANCE COMPANY (NGIC) wish to amend the Working Agreement between them dated June 2, 1978, and amended by Addendum dated November 25, 1987, to extend the term of the Agreement as follows:

        1.     The November 25, 1987 Addendum is superseded by this Addendum.

        2.     Delete in its entirety the first paragraph after clause numbered 6), on page 1 of the Working Agreement, and substitute therefor the following:

  NGIC agrees to provide a private passenger automobile insurance program to TLE and introduce this program to Good Sam members beginning no later than September 1, 1978, and to continue to offer such program through December 31, 1994. NGIC also agrees to develop new insurance products to be offered to Good Sam members which will consist of:

        3.     All other provisions of the Working Agreement remain unchanged and in full force and effect.

NATIONAL GENERAL INSURANCE COMPANY		TL ENTERPRISES, INC.
By:	/s/ DONALD P. REDMOND	By:	/s/ [ILLEGIBLE]
Title:	President	Title:	President
Date:	10-5-89	Date:	10-17-89

ADDENDUM TO
WORKING AGREEMENT

        Affinity Group, Inc. (AGI) and National General Insurance Company (NGIC) wish to amend the Working Agreement between them for the Good Sam Club insurance plan operated in conjunction with AGI's wholly-owned subsidiary TL Enterprises, Inc., dated June 2, 1978, and amended by Addendums dated November 25, 1987, and October 17, 1989, to extend the term of the Agreement as follows:

        1.     Delete the first paragraph after clause numbered 6), on page 1 of the Working Agreement, and substitute therefor the following:

  NGIC agrees to provide a private passenger automobile insurance program and introduce this program to Good Sam members beginning no later than September 1, 1978, and to continue to offer such program through December 31, 1999. NGIC also agrees to develop new insurance products to be offered to Good Sam members which will consist of:

        2.     At the end of clause numbered 1) which immediately follows the above clause of this Addendum, add, "NGIC will also provide the vehicle and home insurance referral program described in the attached Exhibit A, and provide cost reimbursement to AGI in connection with such referral programs in the manner provided in the attached SERVICE AGREEMENT."

        3.     All previous Addendums are superseded by this Addendum.

        4.     All other provisions of the Working Agreement remain unchanged and in full force and effect.

NATIONAL GENERAL INSURANCE COMPANY		AFFINITY GROUP, INC.
By:	/s/ DONALD P. REDMOND	By:	/s/ STEPHEN ADAMS
Title:	President	Title:	Chairman of the Board
Date:	March 21, 1994	Date:	March 22, 1994
APPROVED
TL ENTERPRISES, INC.
By:	/s/ STEPHEN ADAMS
Title:	Chairman of the Board
Date:	March 22, 1994

Exhibit A

GOOD SAM REFERRAL PROGRAM

PROGRAM OBJECTIVE

        Pursue referral vehicle and homeowner business from current Good Sam insureds, writing both referred member and non-member business, providing Good Sam with an additional source of revenue and increasing NGIC's book of business.

PROGRAM DESCRIPTION

        With the help of our current Good Sam insureds, we would like to procure new vehicle and homeowner business that, when looked at as a group, will reflect the demographics, lifestyles, and driving habits that are characteristic of the Good Sam Club membership. It is likely that many of the people referred to National General by current Good Sam members share many of the same interests and have a lifestyle similar to that of the typical Good Sam member.

REFERRAL CARD DESIGN

        A proposed new Good Sam referral (pass-along) card has been designed that would replace our current pass-along. The referral card will give the person being referred two options when requesting a quote from National General:

  1)
  The referred will have the opportunity to express an interest in RVing and the Good Sam Club. This person will be given a Good Sam VIP rate quote and information on joining the Good Sam Club. This is the current procedure use for non-members of Good Sam.

  2)
  The referred, who does not own an RV, will be placed into a separate, new vehicle insurance plan for friends of Good Sam members. If the insured joins Good Sam later, he will be moved into the Good Sam account.

DISTRIBUTION

        The proposed referral card will be distributed through the normal communications with our insureds including New Business, Renewal and Endorsement mailings.

        Favorable resolves in the Customer Relations Department will also be used as a vehicle to carry the referral card to insureds. Supplying an insured with a card immediately after having a problem solved will increase the likelihood of the insured passing the card along.

        We would also begin including the referral card with certain claim settlements subject to the claims representative's discretion. Again, it is anticipated that there is a higher likelihood that the insured would refer a friend after having a very positive experience with NGIC.

        This SERVICE AGREEMENT is entered into by and between NATIONAL GENERAL INSURANCE COMPANY, a corporation duly organized and licensed under the Insurance Laws of Missouri, with its principal office in St. Louis County, Missouri, hereinafter called "NGI",

and

        TRAILER LIFE PUBLISHING COMPANY, INCORPORATED, a California corporation, having its principal office in Calabasas, California, hereinafter called "TL".

          to become effective this 2nd day of JUNE 1978

        During the life of this SERVICE AGREEMENT, TL will:

  1)
  Provide mailing services as mutually agreed upon by both parties to this agreement;

  2)
  Create advertising and promotional material in the form and substance mutually approved by both parties to this agreement;

  3)
  Develop and operate a safety program for insureds under any programs covered by this agreement;

        Both parties to this agreement recognize that substantial advertising, mailing and promotional services will be needed in creating interest in the program. It is intended that TL be fully compensated by NGI for such services as are requested by NGI; however, both parties to this agreement also recognize that it is difficult to estimate the advertising, mailing and promotional costs necessary to develop initial and increasing interest of the Good Sam members in the insurance program being sponsored. Therefore, it is mutually agreed by the parties hereto, in order to maintain an equitable control over such expenditures, that TL will receive as a temporary reimbursement for this service costs an amount equivalent to five percent (5%) of the gross written premium after proper consideration for return premiums is given. NGI, at its option, may reimburse TL for an additional amount after receipt from TL of documented evidence of additional service expense. Payment for services will be made by NGI to TL not later than thirty (30) days after the close of each calendar quarter.

        In addition to providing the advertising, mailing and promotional services, described in 1 and 2 above, when requested by NGI, TL agrees to develop and operate safety programs as described in 3 above. Such safety promotion efforts shall be deemed successful and compensable if the loss ratio experience developed under the program is less than sixty-two percent (62%) in any one calendar year fully developed two (2) years hence, in which case, one half of that portion of the amount of the net underwriting gain (pure losses compared to earned premium) in such calendar year which is attributable to the loss experience being less than said sixty-two percent (62%) shall be contributed by NGI to fund and sustain such safety program for Good Sam members. The first accounting period for this contribution shall be April 1, 1981, and will be for loss experience attributable to calendar years 1978 and 1979. Each year thereafter, on April 1, an accounting will be made for the second preceding year.

        This SERVICE AGREEMENT shall remain in full force and effect for a period of two (2) years from the day of its execution, and shall automatically renew for consecutive one (1) year periods, unless terminated by written notice by either party to the other, giving not less than sixty (60) days prior to the termination of the original term hereof or any extension hereof.

        In the event suit is filed by either party to this agreement, it is mutually agreed that:

  1)
  California Law shall govern and,

  2)
  The prevailing party shall be entitled to reasonable attorneys fee.

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  3)
  Any working agreement mutually agreed upon by two parties will be interpreted as though it were a part of this SERVICE AGREEMENT.

TRAILER LIFE PUBLISHING COMPANY, INC.				NATIONAL GENERAL INSURANCE COMPANY

By	/s/ [ILLEGIBLE]			By	/s/ [ILLEGIBLE]
Title	PRESIDENT	Date	[ILLEGIBLE]	Title	[ILLEGIBLE]	Date	[ILLEGIBLE]
/s/ [ILLEGIBLE]				/s/ [ILLEGIBLE]
Title	Vice President	Date	6/2/78	Title	[ILLEGIBLE]	Date	6/2/78

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ADDENDUM TO
SERVICE AGREEMENT

        National General Insurance Company, a corporation duly organized and licensed under the Insurance Laws of Missouri, with its principal office in St. Louis County, Missouri and Trailer Life Publishing Company, Incorporated, a California corporation having its principal office in Agoura, California, hereby mutually agree to amend the Service Agreement entered into by them on June 2, 1978, to delete in its entirety the safety program established and referred to in both paragraph 3) and in the next to last paragraph on page 1 of the Service Agreement, such amendment to be effective August 17, 1982.

        We hereby further mutually agree that Trailer Life or its designated Certified Public Accounting auditing firm shall be allowed to review, inspect, and verify "…the gross written premium after proper consideration for return premiums is given…" as referred to in paragraph 2) on page 1 of the Service Agreement. The cost of such inspection and/or review shall be at the sole expense of Trailer Life and shall be performed during normal business hours at such time as requested by Trailer Life convenient to National General Insurance Company, which shall be reasonable to both parties.

        All other provisions of the Service Agreement shall remain in full force and effect.

TRAILER LIFE PUBLISHING COMPANY, INC.				NATIONAL GENERAL INSURANCE COMPANY

By	/s/ [ILLEGIBLE]			By	/s/ [ILLEGIBLE]
Title	PRESIDENT	Date	10-5-82	Title	President	Date	10-11-82
/s/ [ILLEGIBLE]				/s/ [ILLEGIBLE]
Title	Exec VP	Date	10-5-82	Title	[ILLEGIBLE]	Date	[ILLEGIBLE]

ADDENDUM TO
SERVICE AGREEMENT

        TL ENTERPRISES, INC. (formerly Trailer Life Publishing Company, Incorporated) and NATIONAL GENERAL INSURANCE COMPANY, wish to amend the SERVICE AGREEMENT between them dated June 2, 1978, as amended by Addendum effective August 17, 1982, to extend the term of the SERVICE AGREEMENT by deleting in its entirety the last paragraph on Page 1 of the SERVICE AGREEMENT and substituting therefor the following:

  This SERVICE AGREEMENT shall remain in full force and effect for a period of three (3) years from January 1, 1987. It shall be a breach of this SERVICE AGREEMENT if any profit sharing due TL according to the Profit Sharing Agreement between National General and TL is not paid by National General promptly upon the expiration of each Experience Period. Thereafter the Agreement shall automatically renew for consecutive three (3) year periods, unless terminated by written notice by either party to the other not less than sixty (60) days prior to the termination of the original term hereof or any extension hereof.

  National General Insurance Company shall use its best efforts to provide high levels of service to Good Sam Club members insured pursuant to this SERVICE AGREEMENT. If overall service levels are not consistently maintained during the normal conduct of business TL may terminate this SERVICE AGREEMENT upon written notice to National General 60 days prior to the end of any calendar year of the SERVICE AGREEMENT.

  National General and TL agree that any disputes or differences of opinion concerning this SERVICE AGREEMENT shall be submitted to arbitration, one arbitrator to be chosen by each party, and an umpire to be chosen by the two arbitrators before they enter upon arbitration. The arbitrators shall consider this SERVICE AGREEMENT as an honorable engagement rather than merely a legal obligation and they are relieved of all judicial formalities and may abstain from following strict rules of law. The decision of the arbitrators shall be final and binding on both parties. Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other the expense of the umpire and of the arbitration. Any such arbitration shall take place in St. Louis, Missouri, unless some other location is mutually agreed on by the parties.

NATIONAL GENERAL INSURANCE COMPANY		TL ENTERPRISES, INC.

By:	/s/ DONALD P REDMOND	By:	/s/ [ILLEGIBLE]
Title:	President	Title:	PRESIDENT
Date:	11-23-87	Date:	11-25-87

ADDENDUM TO SERVICE AGREEMENT

        TL ENTERPRISES, INC. (formerly Trailer Life Publishing Company, Incorporated) (TLE) and NATIONAL GENERAL INSURANCE COMPANY (NGIC), wish to amend the SERVICE AGREEMENT between them dated June 2, 1978, and amended by Addendums dated October 11, 1982, and November 25, 1987, respectively, to extend the term of the SERVICE AGREEMENT and for other purposes as follows:

        1.     The last paragraph on page 1 of the SERVICE AGREEMENT is deleted on its entirety and the following is substituted therefor:

  This SERVICE AGREEMENT shall remain in full force and effect for a period of five (5) years beginning January 1, 1990 and ending December 31, 1994. It shall be a breach of this SERVICE AGREEMENT if any profit sharing due TLE according to the Profit Sharing Agreement between NGIC and TLE is not paid by NGIC promptly upon the expiration of each Experience Period. Thereafter the Agreement shall automatically renew for consecutive five (5) year periods, unless terminated by written notice by either party to the other not less than sixty (60) days prior to the termination of the original term hereof or any extension hereof.

        2.     On page 1 of the SERVICE AGREEMENT, in the first paragraph after the clause numbered 3), after "cost" in line 10, delete the remainder of that sentence and substitute therefor, "amounts as described below." At the end of that paragraph add the following as a new paragraph:

  NGIC will pay TLE, as temporary reimbursement for the advertising, mailing and promotional services provided by TLE, the following amounts: an amount equivalent to 5.00% of gross written premium, after proper consideration for return premiums, developed under the Good Sam vehicle premiums, up to $100,000,000 of such premium; 5.25% of the next $50,000,000 of such premium; 5.50% of the next $50,000,000 of such premium; 5.75% of the next $50,000,000 of such premium; and 6.00% of such premium in excess of $250,000,000. Such reimbursement will also be paid, separately and individually, in accordance with that schedule on such premium developed under the Good Sam homeowners insurance plan.

        3.     The following are added as additional provisions of the SERVICE AGREEMENT:

  If, during the term of this Agreement, NGIC or its shareholders receive a bona fide written offer from an unaffiliated party for the purchase of NGIC or substantially all of the business of NGIC, and NGIC or its shareholders intends to accept said offer; then NGIC or its shareholders shall promptly communicate the terms of said offer to TLE; provided, however, that the name of the offering purchaser need not be so communicated. Upon delivery of said communication, TLE shall have a period of 30 days to make to NGIC a matching offer in terms of price, form and timing of payment and all other material terms and conditions, which offer shall be accepted by NGIC or its shareholders. If no offer is received during the 30 day period referred to herein, no provision of this Agreement shall be affected in any way by a change in control of either party.

  This SERVICE AGREEMENT and any WORKING AGREEMENT to which TLE and NGIC are party shall survive any sale or other disposition of NGIC or TLE or their affiliates, and shall be binding upon the succesors in ownership, management or control of NGIC and TLE.

  NGIC shall use its best efforts to provide high levels of service to Good Sam Club members insured pursuant to this SERVICE AGREEMENT. If overall service levels are not consistently maintained as the normal conduct of business, TLE may terminate this SERVICE AGREEMENT upon written notice to NGIC sixty (60) days prior to the end of any calendar year of the SERVICE AGREEMENT.

  NGIC and TLE agree that any disputes or differences of opinion concerning this SERVICE AGREEMENT shall be submitted to arbitration, one arbitrator to be chosen by each party, and an

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  umpire to be chosen by the two arbitrators before they enter upon arbitration. The arbitrators shall consider this SERVICE AGREEMENT as an honorable engagement rather than merely a legal obligation and they are relieved of all judicial formalities and may abstain from following strict rules of law. The decision of the arbitrators shall be final and binding on both parties. Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other the expense of the umpire and of the arbitration. Any such arbitration shall take place, in St. Louis, Missouri, unless some other location is mutually agreed on by the parties.

  TLE or its designated auditing firm shall be allowed to verify, at TLE's expense, during normal business hours, "the gross premium written after proper consideration for return: premiums" as referred to in the second full paragraph on page 1 of the Service Agreement.

        4.     The November 25, 1987 Addendum to the SERVICE AGREEMENT is superseded by this Addendum.

        5.     All other provisions of the SERVICE AGREEMENT remain unchanged and in full force and effect.

NATIONAL GENERAL INSURANCE COMPANY		TL ENTERPRISES, INC.

By:	/s/ DONALD P REDMOND	By:	/s/ [ILLEGIBLE]
Title:	President	Title:	PRESIDENT
Date:	10-5-89	Date:	10-17-89

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ADDENDUM TO
SERVICE AGREEMENT

        TL Enterprises, Inc. (formerly Trailer Life Publishing Company, Incorporated) (TLE) and National General Insurance Company (NGIC) wish to amend the Service Agreement between them dated June 2, 1978, and amended by Addendums dated October 11, 1982, November 25, 1987, and October 17, 1989, respectively, to provide for a vehicle insurance referral program as follows:

        1.     The following is added as an additional provision to the Service Agreement:

  In addition to the cost reimbursement described above, NGIC will reimburse TLE in the manner described above, for its costs of rendering similar services in connection with the vehicle insurance referral program described in the attached Exhibit A, in an amount equivalent to 2% of the gross written premium, after proper consideration for return premiums, resulting from such referrals.

        2.     All other provisions of the Service Agreement remain in full force and effect.

TL ENTERPRISES, INC.		NATIONAL GENERAL INSURANCE COMPANY

By:	/s/ WAYNE A. BOYSEN	By:	/s/ DONALD P REDMOND
Title:	Sr Vice Pres	Title:	President & Chief Executive Officer
Date:	2/14/92	Date:	January 28, 1992

ADDENDUM TO
SERVICE AGREEMENT

        Affinity Group, Inc. (AGI) and National General Insurance Company (NGIC) wish to amend the Service Agreement between them for the Good Sam Club insurance plan operated in conjunction with AGI's wholly-owned subsidiary TL Enterprises, Inc. (TLE), dated June 2, 1978, and amended by Addendums dated October 11, 1982, November 25, 1987, October 17, 1989, and February 14, 1992, as follows:

        1.     The last paragraph on page 1 of the SERVICE AGREEMENT is deleted in its entirety and the following is substituted therefor:

  This SERVICE AGREEMENT shall remain in full force and effect for a period of five (5) years beginning January 1, 1995 and ending December 31, 1999. Thereafter the Agreement shall automatically renew for consecutive five (5) year periods, unless terminated by written notice by either party to the other not less than sixty (60) days prior to the termination of the original term hereof or any extension hereof.

        2.     On page 1 of the SERVICE AGREEMENT, the first paragraph after the clause numbered 3) is deleted and the following is substituted therefor:

  Both parties to this agreement recognize that substantial advertising, mailing, membership list management, and administrative services will be needed in supporting the program. It is intended that AGI be fully compensated by NGIC for such services as are requested by NGIC; however, both parties to this agreement also recognize that it is difficult to estimate the total amount of such costs. Therefore, it is mutually agreed by the parties hereto, in order to maintain an equitable control over such expenditures, that AGI will receive as a temporary reimbursement for such costs amounts in accordance with the Fee Schedule on the attached Exhibit A less one-half the out of pocket cost of such mailing, advertising and promotional materials. Advertising shall be at TLE house rates. The Base Fee under the Fee Schedule shall be determined on the basis of the direct written premium produced under this Agreement, after proper consideration for return premiums, and shall be paid quarterly, 30 days after the end of each quarter. NGIC, at its option, may reimburse AGI for an additional amount after receipt from AGI of documented evidence of additional service expense. The Bonus Fee percent under the Fee Schedule shall be determined by the aggregate Loss Ratio of insurance written by NGIC under its Good Sam Club, Good Sam Referral, Rider Motorcycle Club, Coast to Coast and Golf Card insurance program agreements. The Loss Ratio under the Fee Schedule shall be defined and determined according to the provisions (the "Calculation Provisions") set forth in the parties' Profit Sharing Agreement which expires December 31, 1994, and addendums thereto including "Payout Provisions," which Calculation Provisions are incorporated and made a part hereof and which shall survive such expiration solely for this purpose. The Bonus Fee, if any, shall be a single collective payment determined by multiplying the aggregate written premium produced under the above insurance program agreements, after proper consideration for return premiums, by the appropriate Bonus Fee percent. Any Bonus Fee shall be paid annually to AGI 90 days after the end of the Experience Period as defined in the Profit Sharing Agreement. It shall be a breach of this SERVICE AGREEMENT if any Bonus Fee due AGI is not paid by NGIC promptly when due.

        3.     The safety program established and referred to in both paragraph numbered 3) and in the next to last paragraph on page 1 is deleted effective August 17, 1982.

        4.     The following provisions are added after the last paragraph on page 2:

  If, during the term of this Agreement, NGIC or its shareholder receives a bona fide written offer from an unaffiliated party for the purchase of NGIC or substantially all of the business of NGIC, and NGIC or its shareholder intends to accept said offer; then NGIC or its shareholder shall

1

  promptly communicate the terms of said offer to AGI; provided, however, that the name of the offering purchaser need not be so communicated. Upon delivery of said communication, AGI shall have a period of 30 days to make to NGIC a matching offer in terms of price, form and timing of payment and all other material terms and conditions, which offer shall be accepted by NGIC or its shareholder. If no offer is received during the 30 day period referred to herein, no provision of this Agreement shall be affected in any way by a change in control of either party.

  NGIC shall use its best efforts to provide high levels of service to members insured pursuant to this SERVICE AGREEMENT. If overall service levels are not consistently maintained as the normal conduct of business, AGI may terminate this SERVICE AGREEMENT upon written notice to NGIC sixty (60) days prior to the end of any calendar year of the SERVICE AGREEMENT.

  AGI or its designated auditing firm shall be allowed to audit, review and inspect, at AGI's expense, during normal business hours, books, records and data pertaining to the determination of "the direct premium written" and the "Loss Ratio" as referred to herein.

  NGIC and AGI agree that any disputes or differences of opinion concerning this SERVICE AGREEMENT shall be submitted to arbitration, one arbitrator to be chosen by each party, and an umpire to be chosen by the two arbitrators before they enter upon arbitration. The arbitrators shall consider this SERVICE AGREEMENT as an honorable engagement rather than merely a legal obligation and they are relieved of all judicial formalities and may abstain from following strict rules of law. The decision of the arbitrators shall be final and binding on both parties. Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other the expense of the umpire and of the arbitration. Any such arbitration shall take place in St. Louis, Missouri, unless some other location is mutually agreed on by the parties.

  This SERVICE AGREEMENT and any WORKING AGREEMENT to which AGI and NGIC are party shall survive any sale or other disposition of NGIC or AGI or their affiliates, and shall be binding upon the successors in ownership, management or control of NGIC and AGI.

        5.     All previous Addendums to the SERVICE AGREEMENT are superseded by this Addendum.

        6.     All other provisions of the SERVICE AGREEMENT remain in full force and effect.

AFFINITY GROUP, INC.		NATIONAL GENERAL INSURANCE COMPANY

By:	/s/ STEPHEN ADAMS	By:	/s/ DONALD P REDMOND
Title:	Chairman of the Board	Title:	President
Date:	March 22, 1994	Date:	March 21, 1994

APPROVED
TL ENTERPRISES, INC.

By:	/s/ STEPHEN ADAMS
Title:	Chairman of the Board
Date:	March 22, 1994

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EXHIBIT A

FEE SCHEDULE

LOSS RATIO	BASE	+ BONUS	= TOTAL
- 65.00%	7.00%	2.50%	9.50%
65.00% - 65.99%	7.00%	2.50%	9.50%
66.00% - 66.99%	7.00%	2.25%	9.25%
67.00% - 67.99%	7.00%	2.00%	9.00%
68.00% - 68.99%	7.00%	1.75%	8.75%
69.00% - 69.99%	7.00%	1.50%	8.50%
70.00% - 70.99%	7.00%	1.25%	8.25%
71.00% - 71.99%	7.00%	1.00%	8.00%
72.00% - 72.99%	7.00%	0.75%	7.75%
73.00% - 73.99%	7.00%	0.50%	7.50%
74.00% - 74.99%	7.00%	0.25%	7.25%
75.00% +	7.00%	0.00%	7.00%

Any bonus fees are calculated as a percent of aggregate direct written premium, less return premium, written under the Good Sam, Good Sam Referral, Coast to Coast, Rider and Golf Card insurance program agreements.

DATA PROCESSING SERVICE AGREEMENT

        Agreement dated as of APR. 28, 1988, between National General Marketing, Inc., of One National General Plaza, Hazelwood, Missouri 63045 ("NGMI"), and TL Enterprises, Inc., of 29901 Agoura Road, Agoura, California 91301 ("TLE"),

  1.
  TERM

  This Agreement contemplates and provides for start-up and systems conversion and testing periods prior to the initiation of data processing service, which service shall commence upon the completion of conversion as provided in Section 3 below and continue for two (2) years thereafter. The Agreement shall become effective on the date first shown above and continue in effect for the period ending two (2) years after the date service is initiated. Thereafter the Agreement shall automatically renew for consecutive one (1) year periods, at a service fee to be agreed upon by the parties, unless terminated by written notice from one party to the other not less than 120 days prior to the expiration of the original term or any extension hereof.

  2.
  SERVICES TO BE PERFORMED

  NGMI will perform such data processing and administrative services as shown in the attached "Schedule of Services" which is incorporated and made a part hereof.

  3.
  FEES

  (a)    Monthly Fee.    The fee for the services provided by NGMI pursuant to this Agreement shall be Thirty Five Thousand Dollars ($35,000.00) per month beginning with the initiation of service which shall commence immediately upon completion of conversion and testing as provided in subsection 3(c) below. If service does not begin on the first day of a month the fee for that month shall be pro rated on the basis of 1/30th of the monthly fee per day for each day service is provided. During the conversion and testing period the fee shall be Two Thousand Dollars ($2,000.00) per week or Four Hundred Dollars ($400.00) per day for any period less than a week.

  (b)    Fee Revision.    The monthly fee provided in subsection 3(a) above contemplates and is based upon estimated usage of NGMI computer and related hardware and other NGMI resources necessary to provide services pursuant to this Agreement. It is understood and agreed that the fee may be revised annually, as of the anniversary date of this Agreement to recognize increased usage by TLE of NGMI's computer and related hardware and other resources resulting from a growth of TLE's member records, TLE requests for additional services or levels of service not provided in the Schedule of Service, and increased costs incurred by NGMI in providing services to TLE hereunder. If TLE's increased usage of NGMI's resources or other cost factors require an annual fee increase NGMI shall submit to TLE, 120 days in advance of any such proposed increase, notice of and support for such increase. If the parties cannot agree on such revised fee this Agreement may be terminated by either party giving the other 90 days advance written notice.

  (c)    Start-Up; Conversion/Testing Periods.    The parties intend to provide for adequate conversion and testing of TLE's systems before NGMI begins providing services hereunder. Accordingly, it is understood and agreed that NGMI will spend the first 60 days after execution of this Agreement, or as long thereafter as necessary for NGMI's vendors to install equipment, identifying and ordering equipment and hiring additional employees necessary to enable NGMI to perform its obligations hereunder. During this start-up period there will be no fee charged to TLE.

  At the end of that start-up period conversion of TLE's systems to NGMI's systems and testing of converted systems will begin and will be completed within 75 days thereafter or when the parties agree conversion has been satisfactorily completed. TLE's systems are those systems which TLE presently owns and which NGMI deems necessary for the provision of services contemplated hereunder. When the parties agree that conversion has been satisfactorily completed NGMI shall

1

  so notify TLE in writing, advising of the date of completion of conversion and the date of initiation of service hereunder. Such notice shall become an addendum to this Agreement.

  If the parties cannot agree that conversion has been satisfactorily completed, conversion efforts shall continue until the parties agree conversion is complete. If either party determines that conversion cannot be successfully completed this Agreement shall be deemed terminated effective immediately.

  Before conversion can begin TLE must provide NGMI upon request all TLE's current programs and existing data which NGMI deems necessary to convert, and NGMI must agree that it is able to successfully convert such programs to its use using only its present system software. Conversion, as used herein, is limited to TLE's membership and fulfillment, order entry, and reservations systems, and concerning those systems is defined as changing TLE's JCL from DOS to OS, moving all TLE files and programs, testing results with current environment, and establishing appropriate data communication lines and service. TLE will provide NGMI, at no charge, unlimited use and possession of TLE's source codes NGMI deems necessary to enable it to complete said conversion.

  (d)    Payment of Fees.    All fees due under this Agreement shall be billed to TLE on a monthly invoice basis and are payable on receipt by TLE. If payment is not received by NGMI within thirty (30) days of receipt of invoice by TLE, TLE shall pay a late charge on the unpaid balance at the rate of 1 1/2% per month.

  (e)    Taxes.    The fees stated in subsections (a), (b), (c) and (d) above shall not include local, state or federal sales, use, excise, personal property or other taxes or levies. Any such taxes or levies, however designated (other taxes based upon the net income or personal property of NGMI) which are imposed on or are attributable or fairly allocable to the data processing or the parties' performance under this Agreement shall be included by NGMI in its invoices to TLE and be treated as additional fees for that purpose.

  4.
  SECURITY OF INFORMATION

  With respect to all information disclosed by either party hereunder, the recipient will safeguard such information to the same extent that it safeguards its proprietary information and will not disclose such information to others except as required by government regulatory agencies or as authorized in writing by the other party or as may be required for the performance of the services under this Agreement. NGMI will inform all its employees who perform work under this Agreement of the terms of the Agreement and will use its best efforts to have the employees comply with such terms.

  5.
  OWNERSHIP OF COMPUTER PROGRAMS

  All computer programs enhanced or written by NGMI under this Agreement shall be owned exclusively by TLE and shall be retained by TLE upon termination of this Agreement.

  6.
  MAINTENANCE OF EQUIPMENT

  (a)    TLE Equipment.    TLE shall provide and maintain, at its own expense, computer terminals and related hardware sufficient to enable it to provide adequate input data and other instructions to NGMI to enable NGMI to provide services hereunder. The selection, installation, and connection by TLE of any such equipment to NGMI's data transmission line is subject to NGMI' s prior written approval.

  (b)    Transmission Interruption.    TLE shall look to the provider of the data telecommunications line for all maintenance and repairs of same. NGMI shall not be responsible and shall incur no liability for any interruption in the transmission of data over such line, provided such interruption is not within the reasonable control of NGMI. In the event of an interruption caused by failure of

2

  NGMl's data processing equipment, modem or other data transmission equipment, provided such interruption is not within the reasonable control of NGMI, NGMI's responsibility shall be limited to (1) notification to TLE no later than three hours after such interruption or, if NGMl's office is closed at the time of such interruption, at the beginning of the next business day, and (2) using its best efforts to have such equipment failure corrected as soon as practicable.

  (c)    Data Processing Equipment Failure.    In the event, that, in NGMI's sole discretion, there is a failure of NGMl's data processing equipment sufficient to justify seeking data processing services, NGMI shall use its best efforts to perform TLE's data processing work as set forth in this Agreement along with its own work by the use of such services. NGMI shall notify TLE of such failures as soon as possible after NGMI becomes aware of such failure.

  7.
  LIMITATION OF LIABILITY

  (a)    NGMI shall, in accordance with Section 6 of this Agreement, correct the performance of any data processing performed hereunder that does not conform to requirements of this Agreement and for generally-accepted standards in the data processing industry or, if in NGMI's opinion it is not feasible for NGMI to make such correction, then NGMI shall be liable for monetary damages solely for TLE's reasonable direct expenses to correct such errors.

  (b)    THE FOREGOING SHALL CONSTITUTE NGMI'S SOLE LIABILITY AND OBLIGATION IN THE EVENT OF ANY CLAIM ARISING OUT OF ITS PERFORMANCE OR NONPERFORMANCE OF ANY PROVISIONS OF THIS AGREEMENT EXCEPT FOR GROSS NEGLIGENCE OR INTENTIONAL BREACH OF THIS AGREEMENT.

  (c)    This Agreement is for the exclusive benefit of the parties hereto and shall not create or evidence any right in any third party. Except as noted in subsection 7(b) above, NGMI shall in no event be liable to TLE or to any third party claiming through or by virtue of TLE or any of its affiliated companies for loss of profit, good will or other special or consequential damages arising out of the performance or nonperformance by NGMI of any of the provisions of this Agreement whether or not the possibility of such damages was disclosed to NGMI or could reasonably have been known. TLE shall indemnify and hold NGMI harmless hereunder against any claims for any such damages and against any related expenses.

  (d)    In no event shall NGMI be liable for errors, delays, or non-performance due to any events beyond its reasonable control, including, but not limited to, acts of God, failure of power, communication lines, changes in law or regulation or acts of governmental authority, strikes, weather conditions or transportation.

  8.
  WARRANTY

  (a)    NGMI warrants only that the data processing performed hereunder will be of a quality conforming to generally accepted data processing practices and in accordance with the terms and conditions of this Agreement. Both NGMI and TLE agree and understand that non-material mistakes may occur and will not constitute a basis for breach of this Agreement.

  (b)    EXCEPT AS TO THE TERMS AND CONDITIONS OF THIS AGREEMENT THE FOREGOING WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES AND REPRESENTATIONS EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THOSE CONCERNING MERCHANTABILITY FOR A PARTICULAR PURPOSE.

  (c)    Any services performed by NGMI hereunder which are of less quality than conforming to generally-accepted data processing practices or not in accordance with the terms and conditions of this Agreement shall be corrected to conform to original specification by NGMI without charge to TLE provided (1) TLE supplies NGMI with a written notification within three (3) business days after TLE knew or should have known that the data processing was of less than professional

3

  quality; and (2) where applicable, TLE provides NGMI with the use of any support reasonably required to perform the corrections.

  (d)    NGMI may accept as correct, without further inquiry, all data, documents and other records of TLE timely delivered or made available to NGMI hereunder, and shall have no responsibilty or liability for any error, inadequacy or omission which results from inaccurate or incomplete data, documents or other records of TLE.

  9.
  COMMUNICATIONS

  All invoices, notices and other written communications required hereunder shall be deemed duly given if mailed first class postage prepaid or delivered prepaid at the following addresses:

For TLE:	TL Enterprises, Inc. 29901 Agoura Road Agoura, California 91301 Attention: David Block
For NGMI:	National General Marketing, Inc. One National General Plaza P.O. Box 66937 St. Louis, Missouri 63166-6937 Attention: Ken Hanrahan
  10.
  ATTACHMENTS

  All attachments referenced in this Agreement shall be considered part of this Agreement when they have been executed by both parties.

  11.
  APPLICABLE LAW

  This Agreement shall be deemed to be a contract under the law of the State of Missouri and for all purposes shall be construed in accordance with the laws of Missouri.

  12.
  AMENDMENTS

  This Agreement may be amended by mutual consent of the parties and such amendment must be in writing and signed by both parties and made a part of this Agreement before being adopted.

  13.
  COUNTERPARTS

  This Agreement may be executed in several counterparts, each of which shall be an original and all of which together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties intending to be bound have caused this Agreement to be signed and made effective as of the date first written above.

TL ENTERPRISES, INC.				NATIONAL GENERAL MARKETING, INC.
By	/s/ THEODORE R BINDER			By /s/ DONALD P REDMOND
Title	Vice Pres & Genl. Man.	Date	4/28/88	Title	President	Date	4-22-88

4

NATIONAL GENERAL MARKETING INC.

1988 Holdiays

The following is a list of the nine holidays that NGMI will celebrate in 1988:

Friday	January 1	New Year's Day
Monday	February 15	President's Day
Monday	May 30	Memorial Day
Monday	July 4	Independence Day
Monday	September 5	Labor Day
Thursday and Friday	November 24 and 25	Thanksgiving and the day after
Friday and Monday	December 23 and 26	Holiday Season

SCHEDULE OF SERVICES

        Pursuant to the terms of the Agreement between them for data processing services dated as of APR 28, 1988, National General Marketing, Inc. ("NGMI") and TL Enterprise, Inc. ("TLE") agree that this Schedule of Services is made a part of that Agreement. NGMI will provide data processing services as described below in support of TLE Membership/Fulfillment, Order Entry, and Reservation Systems.

  1.
  On-Line Access to CPU

    NGMI shall make available on disk, and maintain in readiness for use at all times during the times set forth below, the TLE computer programs as shall be identified by the parties as necessary to the provision of services hereunder, plus such additional programs directly related to such services that TLE may from time to time provide to NGMI on media acceptable to NGMI on data processing equipment to be located at NGMI's offices. NGMI shall make available to TLE access to such programs by TLE communicating through dedicated telephone lines.

    NGMI shall also make available on disk and maintain in readiness for use at the times set forth below the TLE database as converted pursuant to the Agreement.

    NGMI shall permit on-line access from 9:00 a.m. to 9:00 p.m. Central Time Monday through Friday, and from 9:00 a.m. to 4:00 p.m. Central Time Saturday except where such days fall on a holiday observed by NGMI at the location of said main frame computer. In addition, NGMI shall make available to TLE each year of this Agreement 24 units of additional on-line access, up to eight hours of access per unit, at no additional fee provided TLE schedules such additional units at least five working days in advance.

  2.
  Batch Processsing

    NGMI will provide: batch processing of TLE's daily jobs; twice weekly reporting of activity performed hereunder; and daily transmission of reports to TLE.

    a.
    NGMI and TLE will establish a schedule of jobs to be processed upon completion of conversion as provided in the Agreement. Exceptions to the established schedule must be approved prior to 12:00 p.m. (noon) Central Time each day.

    b.
    NGMI will, at TLE's request, send information processed hereunder, in various media and in various formats, to TLE or to various vendors selected by TLE. postage, special forms, and other delivery charges incurred by NGMI in providing this service will be charged to TLE at cost over and above the monthly fee.

  3.
  Help Desk

    Any problems TLE may experience hereunder regarding operational systems will be reported through NGMI's "Help Desk" at 800-325-8000, extension 1500.

    a.
    The "Help Desk" will log problems, assign the problem to appropriate person at NGMI, and NGMI will inform TLE as soon as possible regarding status.

    b.
    Weekly, NGMI will report status of outstanding problems to TLE.

  4.
  TLE Equipment

    TLE may connect up to 64 devices (CRT's, printers, P.C.'s, and other devices) at no extra charge, subject to prior NGMI approval as provided in the Agreement. Any devices required over and above 64 will result in additional charges if incurred by NGMI.

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  5.
  Response Time

    NGMI will strive to maintain a response time average of three seconds or below:

    a.
    For a normal transaction (inquiries, straight entry or normal access to a file). This does not include times when NGMI is experiencing hardware, system software, or data communication problems.

    b.
    NGMI will use two direct lines with 14.4 bps modems to support remote communications. Dial-back service on one line will be established but activation of this method for backup in case of direct line failure must be requested and paid for by TLE, at prevailing vendor rates, in addition to the monthly fee.

  6.
  TLE Special Software

    Software to enable NGMI to receive and process information from TLE's personal computer that was created on TLE's scanner and loaded to such personal computer will be provided by TLE.

    Costs NGMI incurs to support, convert or otherwise utilize any special software TLE may be presently employing to service its systems will be charged to TLE in addition to the monthly fee.

  7.
  Documentation

    NGMI will provide TLE information for maintaining system documentation as agreed between NGMI and TLE. TLE, at its cost, may also visit and review NGMI documentation in support of TLE's environment.

  8.
  Programming Support

    TLE will submit Data Processing Requests (DPR) to NGMI to request program enhancements, maintaince current programs, and add new systems. NGMI will provide up to 60 hours systems and programming support per week for maintaining and enhancing systems at no additional fee. NATURAL will be made available to TLE, in a read only environment for development of ad hoc reporting.

  9.
  Liaison

    TLE will establish a central contact department to act as sole liaison between TLE and NGMI.

TL ENTERPRISES, INC.				NATIONAL GENERAL MARKETING, INC.
By	/s/ THEODORE R. BINDER			By	/s/ DONALD P. REDMOND
Title	Vice Pres & Genl. Man.	Date	4/28/88	Title	President	Date	[ILLEGIBLE]

2

ADDENDUM TO
DATA PROCESSING SERVICE AGREEMENT

        National General Marketing, Inc. (NGMI) and TL Enterprises, Inc. (TLE) are parties to a data processing service agreement dated as of April 28, 1988 (the Agreement), and wish to amend the Agreement effective October 1, 1989, as follows:

1.    Term

Section 1 of the Agreement is amended by deleting from the fifth line, "for two (2) years hereafter.", and substituting therefor, "as provided herein."

Section 1 is further amended by deleting from lines 7 and 8, "two (2) years after the date service is initiated.", and substituting therefor, "December 31, 1994."

2.    Fees

Section 3 (a) of the Agreement is amended by adding as a new paragraph at the end of the section:

  The foregoing notwithstanding, as of January 1, 1989, the fee for services provided by NGMI shall be Thirty Thousand Dollars ($30,000.00) per month. Upon request by TLE, NGMI shall provide certain additional services not contemplated by the Schedule of Services to the Agreement, which services shall consist of assigning an Analyst and an experienced programmer exclusively to support TLE's development of a new data processing system. The parties agree that TLE and NGMI shall jointly approve the personnel assigned as the Analyst and programmer. The monthly fee shall be increased to Thirty Five Thousand Dollars ($35,000.00) 90 days after the Analyst and programmer have been assigned to TLE's data processing service. It is agreed further that at such time as any of the personnel assigned to TLE's data processing services are no longer required, TLE shall have the right to request, at its option, removal or substitution of such personnel and a corresponding decrease in the monthly fee. Such request shall be effective thirty (30) days after it is sent by TLE.

Section 3(b) is amended by deleting everything after the first sentence and substituting the following therefor:

  It is understood and agreed that the fee may be revised upward or downward annually, as of December 31, to recognize increased or decreased usage by TLE of NGMI's computer and related hardware and other resources, TLE's request for increased or decreased services, and increased or decreased costs realized by NGMI in providing services to TLE hereunder; provided, however, that costs associated with the Analyst and programmer referred to above will not be considered in determining any increase in the fee. TLE shall have the right to review all costs associated with the services provided under this Agreement on an annual basis and, if such review shows a decrease in usage and/or costs, request that the fee be decreased. In the event that NGMI believes that TLE's usage requires an increase in the fee, NGMI shall submit to TLE, 120 days in advance of such proposed increase, notice of and support for such increase. The parties agree to negotiate in good faith on the fee revisions. If the parties cannot agree on a revised fee, this Agreement may be terminated by either party giving the other 90 days advance written notice during which time the fee payable shall be the fee in effect prior to the request for a fee revision.

3.    Ownership of Programs

Section 5 of the Agreement is amended by adding as a new sentence at the end of the section, "NGMI and its affiliates shall retain the right to use any such programs for their business purposes."

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4.    Default

The following shall be added as new Section 14. of the Agreement:

  In the event of default by either party in the performance of its obligations hereunder, the non-defaulting party shall give written notice of said default and, if the default is not cured within 30 days of said notice, the non-defaulting party may terminate this Agreement by sending written notice of termination to the defaulting party. Nothing contained herein shall limit a party's right to pursue any other remedy provided by this Agreement, in law or in equity.

5.    All other provisions of the Agreement remain unchanged and in full force and effect.

TL ENTERPRISES, INC.				NATIONAL GENERAL MARKETING, INC.
By	/s/ DAVID BLOCK			By	/s/ DONALD P. REDMOND
Title	V.P.—CID	Date	10-10-89	Title	President	Date	10-8-89

2

PROFIT SHARING AGREEMENT

        Between NATIONAL GENERAL INSURANCE COMPANY, of St. Louis, Missouri, ("Company") and TL ENTERPRISES, INC. ("TLE"), 29901 Agoura Road, Agoura, California 91303.

        In addition to a service fee separately provided for and subject to requirements imposed by law, the Company will pay TLE an additional amount in accordance with the attached Profit Sharing Matrix and the following terms and provisions:

        I.     Definitions

    A.
    "Experience Period" shall mean the calendar year of the effective date of this Agreement, and each subsequent calendar year this Agreement is in force.

    B.
    "Net Earned Premium" shall mean the Net Written Premiums recorded during the Experience Period, plus the unearned premium reserves at the beginning of the period, minus the unearned premium reserves at the end of the period.

    C.
    "Net Written Premiums" are the gross premiums, less credits for premium cancellations and returns, and less premiums ceded to reinsurers, recorded by the Company on its vehicle insurance policies insuring Good Sam Club members during the Experience Period.

    D.
    "Loss Ratio" shall mean the ratio of "Incurred Losses" to "Net Earned Premiums" in the Experience Period.

    E.
    "Incurred Losses" shall mean the losses and loss adjustment expenses paid during the Experience Period on vehicle insurance policies insuring Good Sam members, plus reserves for unpaid losses and loss adjustment expenses on such policies at the end of the Experience Period, less reserves for unpaid losses and loss adjustment expenses on such policies at the beginning of the Experience Period. Losses and loss adjustment expenses are defined as net, after deducting salvage and subrogation received and any reinsurance recoveries, as shown by the Company's records. "Incurred Losses" for an Experience Period shall also include any Incurred Losses carried forward from prior Experience Periods as provided herein.

    F.
    "Policies in Force" shall mean the number of vehicle insurance policies insuring members of the Good Sam Club which are in force as of December 31 in an Experience Period.

        II.    TLE qualifies to receive profit sharing for the Experience Period if:

    A.
    The Loss Ratio for such period is less than 77%, and

    B.
    The percent of growth in policies in force from December 31 of the prior calendar year to December 31 of the Experience Period shown on the Profit Sharing Matrix is at least 5%.

        III.  The amount of profit sharing payable to TLE if TLE qualifies in accordance with Section II above with respect to the Experience Period is computed as follows:

    A.
    Subtract the Experience Period Loss Ratio from 77%. The resulting percent is then applied to the Experience Period Net Earned Premium to produce the amount eligible for profit sharing.

    B.
    From the attached Profit Sharing Matrix the rate is then selected which appears in the applicable Experience Period Loss Ratio column to the right of the applicable Policy in Force growth percentage.

1

    C.
    The resulting rate determined in B. is then applied to the amount eligible for profit sharing for the Experience Period. The result is the amount of profit sharing payable for the Experience Period.

        IV.   Incurred Losses in an Experience Period in excess of 77% of the Net Earned Premium for such Experience Period shall be carried forward and included in Incurred Losses of the subsequent Experience Period or Periods in the computation of profit sharing for such subsequent Experience Period(s).

        V.     At the expiration of each Experience Period, the Company shall, within 90 days, make the necessary calculations and remit to TLE any profit sharing as may be due. No charge or deduction shall be made or claimed by TLE in its accounts with the Company and such profit sharing payment is payable only by Company check. TLE agrees that the methods and records of the Company shall be controlling as respects the computation of any of the profit sharing items and all other information pertaining to this Agreement. TLE shall have the right to examine Company records pertaining to this Agreement during normal working hours at the Company's home office in St. Louis.

        VI.  This Agreement shall become effective January 1, 1987, and shall remain in full force and effect for a period of three (3) years. Thereafter the Agreement shall automatically renew for consecutive three (3) year periods unless terminated by written notice by either party to the other not less than sixty (60) days prior to the termination of the original term hereof or any extension hereof.

NATIONAL GENERAL INSURANCE COMPANY
By:	/s/ DONALD P. REDMOND
Title:	President
Date:	11-23-87
TL ENTERPRISES, INC.
By:	/s/ [ILLEGIBLE]
Title:	PRESIDENT
Date:	11-25-87

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PROFIT SHARING MATRIX

	EXPERIENCE PERIOD LOSS RATIO
POLICIES IN FORCE GROWTH
	74-LESS THAN 77	70-LESS THAN 74	LESS THAN 70
5 - 9.9%	10%	15%	20%
10 - 19.9%	15%	20%	25%
20 - 29.9%	20%	25%	30%
30 - 39.9%	25%	30%	35%
40 - 49.9%	30%	35%	40%
50% +	35%	40%	45%

ADDENDUM TO
PROFIT SHARING AGREEMENT

        NATIONAL GENERAL INSURANCE COMPANY (NGIC), and TL ENTERPRISES, INC., (TLE), wish to amend the Profit Sharing Agreement between them dated November 25, 1987, as follows:

        1.     The Profit Sharing Matrix of the Agreement is deleted in its entirety and the revised Profit Sharing Matrix attached hereto as Exhibit I is substituted therefor.

        2.     Section VI. of the Profit Sharing Agreement is deleted in its entirety and the following is substituted therefor:

          VI.  This Agreement shall become effective as of January 1, 1989, and shall remain in full force and effect through December 31, 1994. Thereafter the Agreement shall automatically renew for consecutive five (5) year periods unless terminated by written notice by either party to the other not less than sixty (60) days prior to the termination of the original term hereof or any extension hereof.

        3.     "Incurred losses," as that term is used in the Profit Sharing Agreement, will continue to include those items identified under paragraph 4 of the December 9, 1986 "Payout Provisions" exhibit to the Profit Sharing Agreement, which exhibit is attached hereto and incorporated as Exhibit II to the Profit Sharing Agreement.

        4.     The following provision is added to the Agreement:

  This Agreement shall survive any sale or other disposition of NGIC or TLE or their affiliates, and shall be binding upon the successors in ownership, management or control of NGIC and TLE.

        5.     All other provisions of the profit Sharing Agreement remain unchanged and in full force and effect.

NATIONAL GENERAL INSURANCE COMPANY		TL ENTERPRISES, INC.
By:	/s/ DONALD P REDMOND	By:	/s/ [ILLEGIBLE]
Title:	President	Title:	President
Date:	10-5-89	Date:	[ILLEGIBLE]

Exhibit I
Profit Sharing Agreement

PROPOSED PROFIT SHARING MATRIX

	EXPERIENCE PERIOD LOSS RATIO
POLICIES IN FORCE GROWTH
	74-LESS THAN 77	70-LESS THAN 74	LESS THAN 70
5-9.9%	20%	25%	30%
10-19.9%	25%	30%	35%
20-29.9%	30%	35%	40%
30-39.9%	35%	40%	45%
40-49.9%	40%	45%	50%
50%	45%	50%	55%

Exhibit II
Profit Sharing Agreement

PROPOSED CONTINGENCY AGREEMENT

Payout Provisions

1.
Payout will be a percent of the dollars generated between actual calendar year loss ratio and contingency permissible loss ratio of 77%.

2.
Losses generated by a ratio in excess of 77% will be carried forward and applied against profits subject to the contingency.

3.
Growth is defined as the percent of growth over the previous year end policy in force total.

4.
All profitability measures will be determined using calendar year loss ratio results. Incurred losses will include the following:

a.
All paid losses.

b.
Loss reserves.

c.
Loss adjustment expenses (allocated and unallocated).

d.
Incurred but not reported losses.

e.
Involuntary market burden.

5.
Net earned premium will be developed using earned premium less any reinsurance costs.

6.
Profitability will be based on calendar year results on a contingency inception to date basis.

12/9/86

ADDENDUM TO
PROFIT SHARING AGREEMENT

        National General Insurance Company (NGIC) and Affinity Group, Inc. (AGI), successor by merger to TL Enterprises, Inc., wish to amend the Profit Sharing Agreement between them dated November 25, 1987, and amended by Addendum dated October 11, 1989, as follows:

1.
The Profit Sharing Matrix is deleted effective January 1, 1994, and the new Profit Sharing Matrix attached hereto as Exhibit A is substituted therefor.

2.
The Profit Sharing Agreement shall apply to all lines of insurance written under NGIC's agreements with AGI and its affiliates TLE, Camp Coast to Coast, Inc., and Golf Card International Corp. providing insurance programs for the Good Sam Club, including the Good Sam referral program, Rider Motorcycle Club, Coast-to-Coast, and Golf Card International, respectively. This Profit Sharing Agreement is incorporated into and made a part of those insurance plan agreements.

3.
This Addendum is effective as of January 1, 1994.

4.
This Profit Sharing Agreement shall expire December 31, 1994.

5.
All other provisions of the Profit Sharing Agreement remain in full force and effect.

NATIONAL GENERAL INSURANCE COMPANY		AFFINITY GROUP, INC.
By:	/s/ DONALD P REDMOND	By:	/s/ STEPHEN ADAMS
Title:	President	Title:	Chairman of the Board
Date:	March 21, 1994	Date:	March 22, 1994
APPROVED
TL ENTERPRISES, INC.
By:	/s/ STEPHEN ADAMS
Title:	Chairman of the Board
Date:	March 22, 1994

EXHIBIT A

NEW PROFIT SHARING ARRANGEMENT

CURRRENT PROFIT SHARING

	Experience Period Loss Ratio
Policies In Force Growth Rate	74-less than 77	70-less than 74	less than 70
5-9.9%	20%	25%	30%
10-19.9%	25%	30%	35%
20-29.9%	30%	35%	40%
30-39.9%	35%	40%	45%
40-49.9%	40%	45%	50%
50%+	45%	50%	55%

NEW PROFIT SHARING FOR 1994

	Experience Period Loss Ratio
Policies In Force Growth Rate	74-less than 77	70-less than 74	less than 70
0-4.9%	20%	25%	30%
5-9.9%	25%	30%	35%
10-14.9%	30%	35%	40%
15-24.9%	35%	40%	45%
25-34.9%	40%	45%	50%
35%+	45%	50%	55%

W O R K I N G    A G R E E M E N T

        TRAILER LIFE PUBLISHING COMPANY, INCORPORATED, of Agoura, California (hereinafter referred to as "TL"), and NATIONAL GENERAL INSURANCE COMPANY of St. Louis County, Missouri, hereinafter referred to as "NGI"), understand that:

  1)
  TL plans to create and operate an entity known as the Rider Motorcycle Club (hereinafter referred to as Rider), an organization composed of motorcycle owners in many states;

  2)
  NGI will develop, operate and control a Motorcycle Insurance Program designed to meet the needs of the members of Rider;

  3)
  Rider management desires that a Motorcycle Insurance Program, designed by NGI, be made available to Rider's members;

  4)
  NGI desires to make its insurance programs available to Rider members;

  5)
  Rider is not a licensed insurance agent, nor does it intend to be, nor does it intend to act as one;

  6)
  It is to the mutual benefit of Rider and NGI to assist each other in offering Rider members insurance programs that meet the needs of the public.

Both parties to this agreement recognize that substantial development costs, advertising, mailing and promotional services will be needed in creating interest in a new Motorcycle Insurance Program. To assist in implementing TL's expressed intention of developing interest in a new Motorcycle Insurance Program, TL agrees that, beginning with the fourth quarter of 1979, the Good Sam Vehicle Insurance Plan promotional allowance shall be reduced from a basis equivalent to five (5) percent of the written premium being generated by the Good Sam Vehicle Insurance Plan to three (3) percent of written premium, and that reduction shall continue through the third quarter of 1980. TL and NGI mutually agree that the maximum total amount so deducted from the Good Sam promotional allowance shall not exceed the sum of $50,000. In consideration of the foregoing expressed agreements, NGI will return to TL the amount so deducted from the Good Sam Vehicle Insurance Plan promotional allowance on the basis of the number of Rider Motorcycle Club members participating in the Motorcycle Insurance Program, in accordance with the following schedule:

  1)
  When 1,000 members of the Rider Motorcycle Club are participating in the Motorcycle Insurance Plan, NGI will return to TL fifty (50) percent of the amount deducted from the Good Sam Vehicle Insurance Plan promotional allowance.

  2)
  When 2,000 members of the Rider Motorcycle Club are participating in the Motorcycle Insurance Plan, NGI will return to TL an additional 25% of the amount deducted from the Good Sam Vehicle Insurance Plan promotional allowances.

  3)
  Upon obtaining 3,000 members participating in the Rider Motorcycle Club Insurance Plan, the remaining monies deducted from the Good Sam Vehicle promotional allowance will be returned to TL.

THEREFORE:

  NGI agrees to provide a Motorcycle Insurance Program to TL and introduce this program to Rider Motorcycle Club members beginning no later than January 1, 1981, and to continue to offer such program through January 1, 1983. NGI also agrees to offer other selected insurance products to Rider Club members, which will consist of:

  1)
  A private passenger automobile insurance program, homeowners program, recreational vehicle program, and any other insurance program mutually agreed to by NGI and TL. Each insurance program will be initiated at a time mutually agreeable to NGI and TL.

1

  2)
  Coordinated activities between TL and NGI management.

  3)
  NGI will offer an optional payment plan that allows Rider Club members to pay their premiums under the deferred payment program offered by NGI.

NGI and TL agree:

  1)
  That mutual approval of both parties is required on all printed material and all marketing techniques used to market the insurance programs offered by NGI.

  2)
  It is understood that NGI will exercise sound underwriting principles in any insurance program agreed to by NGI and TL.

  3)
  It is understood by TL that NGI from time to time will not market in certain states where the regulatory environment or market conditions are not receptive to insurance products offered by NGI.

  4)
  It is understood by TL that NGI will operate under state regulatory authorities. Therefore, all reference to filings and/or programs in this agreement are subject to their regulations.

  5)
  NGI agrees to provide rate information to TL, on request, or to advise TL of significant insurance rate increases in any state; however, TL agrees not to quote such rate information to Rider members.

  6)
  Any Rider membership list or the name of any insured obtained through TL facilities, may not be used for any other purpose other than that specifically related to approved (by TL) NGI insurance solicitation mailings or NGI renwal solicitations.

Therefore, NGI and TL hereby mutually agree to enter into the related SERVICE AGREEMENT for the purpose of offering insurance programs to Rider members:

  1)
  NGI will handle all policy issuance, inquiries regarding claims or coverages available, premium collection, and all services required to administer and underwrite the insurance programs to Rider members.

  2)
  NGI agrees to provide service for claim inquiries to the extent that all inquiries regarding claims received by NGI or its offices will be answered by telephone, mail or personal contact within forty-eight (48) hours of receipt.

NGI agrees that if the SERVICE AGREEMENT is cancelled for any reason, NGI will send renewal notices as required by law, and at its option, may continue to renew policies of Rider members secured while the agreement was effective, but will not in any way use the TL and/or Rider name or logo in such renewal notices.

NGI agrees to provide TL with a quarterly report of incoming business which will include insured's name, address, city, state, zip code, policy number, inception date of policy, premium amount, and containing any other information mutually agreed upon by TL and NGI. Quarterly reports will be delivered to TL within thirty (30) days of the prior quarter's financial closing.

HOLD HARMLESS

NGI agrees to indemnify and hold harmless TL with respect to any and all losses, damages, or expenses (including reasonable attorney's fees) caused by (1) the breach by NGI of any of its undertakings and agreements set forth in this Working Agreement or any Service Agreement executed by both parties, or (2) any negligence by NGI in its mailing and processing of applications, preparation

2

of policies, collection of premiums, or other activities in administering any insurance program covered by this Working Agreement or any Service Agreement.

TRAILER LIFE PUBLISHING COMPANY, INC.				NATIONAL GENERAL INSURANCE COMPANY
By	/s/ [ILLEGIBLE]			By	/s/ [ILLEGIBLE]
Title	PRESIDENT	Date	10/4/79	Title	Vice President	Date	9/7/79
/s/ [ILLEGIBLE]				/s/ [ILLEGIBLE]
Title	V.P. Finance	Date	10/5/79	Title	Vice Pres	Date	9/7/79

3

ADDENDUM TO
WORKING AGREEMENT

        Affinity Group, Inc. (AGI) and National General Insurance Company (NGIC) wish to amend the Working Agreement between them for the Rider Motorcycle Club insurance plan operated in conjunction with AGI's wholly-owned subsidiary TL Enterprises, Inc. (TLE), dated October 5, 1979, and amended by Addendum dated October 17, 1989, to extend the term of the Agreement as follows:

        1.     On page 1, the paragraph immediately following clause numbered 6), and the clauses numbered 1), 2) and 3) immediately following that paragraph, are deleted.

        2.     Also on page 1, delete the last paragraph on the page and substitute therefor the following:

  NGIC agrees to provide a Motorcycle Insurance Program and introduce this program to Rider Motorcycle Club members beginning no later than January 1, 1981, and to continue to offer such program through December 31, 1999. NGIC also agrees to develop new insurance products to be offered to Rider members which will consist of:

        3.     All previous Addendums are superseded by this Addendum.

        4.     All other provisions of the Working Agreement remain unchanged and in full force and effect.

NATIONAL GENERAL INSURANCE COMPANY		AFFINITY GROUP, INC.
By:	/s/ DONALD P. REDMOND	By:	/s/ STEPHEN ADAMS
Title:	President	Title:	Chairman of the Board
Date:	March 21, 1994	Date:	March 22, 1994
APPROVED
TL ENTERPRISES, INC.
By:	/s/ STEPHEN ADAMS
Title:	Chairman of the Board
Date:	March 22, 1994

SERVICE AGREEMENT

        This SERVICE AGREEMENT is entered into by and between NATIONAL GENERAL INSURANCE COMPANY, a corporation duly organized and licensed under the Insurance Laws of Missouri, with its principal office in St. Louis County, Missouri, hereinafter called "NGI",

and

        TRAILER LIFE PUBLISHING COMPANY, INCORPORATED, a California corporation, having its principal office in Agoura, California, hereinafter called "TL", to become effective the 25th day of September, 1979.

During the life of this SERVICE AGREEMENT, TL will:

  1)
  Develop membership in a club known as the Rider Motorcycle Club.

  2)
  Provide mailing services as mutually agreed upon by both parties to this Agreement.

  3)
  Create advertising and promotional material to foster membership in the Motorcycle Club, as well as creating interest in the Motorcycle Insurance Plan. Any advertising and promotional material relating to motorcycle insurance, must be mutually approved by both parties to this agreement.

  4)
  Develop and operate a safety program for insureds in the Motorcycle Club.

Both parties to this agreement recognize that substantial development costs, advertising, mailing and promotional services will be needed in creating interest in the Motorcycle Club and the Motorcycle Insurance Program. To demonstrate TL's intention of developing interest and membership in the Rider Motorcycle Club, TL agrees that beginning with the fourth quarter of 1979, that the Good Sam Vehicle Insurance Plan promotional allowance will be reduced from five (5) percent of written premium generated by the Good Sam Vehicle Insurance Plan to three (3) percent of written premium. This reduction will continue through the third quarter of 1980. The maximum amount deducted from the Good Sam promotional allowance will not exceed $50,000.00 (1) NGI will return to TL the amount deducted from the Good Sam Vehicle Insurance Plan promotional allowance on the basis of the member of Rider Motorcycle Club members participating in the Motorcycle Insurance Program, per the following schedule:

  1)
  When 1,000 members of the Rider Motorcycle Club are participating in the Motorcycle Insurance Plan, NGI will return to TL fifty (50) percent of the amount deducted from the Good Sam Vehicle Insurance Plan promotional allowance.

  2)
  When 2,000 members of the Rider Motorcycle Club are participating in the Motorcycle Insurance Plan, NGI will return to TL an additional 25% of the amount deducted from the Good Sam Vehicle Insurance Plan promotional allowance.

  3)
  Upon obtaining 3,000 members participating in the Rider Motorcycle-Club Insurance Plan, the remaining premium deducted from the Good Sam Vehicle promotional allowance, will be returned to TL.

NGI agrees to expand in developing, advertising and promoting said program a sum which will be no less than the sum deducted from the Good Sam promotional allowance.

        To help defray the cost of TL making Rider Motorcycle Club members interested and aware of the Motorcycle Insurance Program, it is mutually agreed by the parties hereto, that TL will receive as a temporary reimbursement for this service cost an amount equivalent to five (5) percent of the gross written premium after proper consideration for future premiums is given. NGI, at its option, may reimburse TL for an additional amount after receipt from TL of documented evidence of additional service expense, Payment for services will be made by NGI to TL not later than thirty (30) days after

1

the class of each calendar quarter. In addition to creating membership in the Rider Motorcycle Club, and providing advertising, mailing and promotional services, when requested by NGI, TL agrees to develop and operate safety programs as described in (6) above. Such safety promotion efforts shall be deemed successful and compensable if the loss ratio experienced developed under the program is less than sixty-two (62) percent in any one calendar year fully developed two years hence, in which case, one-half of that portion of the amount of the net underwriting gain (pure losses compared to earned premium) in such calendar year which is attributable to the loss experience being less than said sixty-two (62) percent shall be contributed by NGI to fund and sustain such safety program for Rider Motorcycle-Club members. The first accounting period for this contribution shall be March 1, 1983, and will be for less experience attributable to calendar year 1981. Each year thereafter, on March 1, an accounting will be made for the second preceding year.

        This SERVICE AGREEMENT shall remain in full force and effect for a period of two (2) years from the day of its execution, and shall automatically renew for consecutive one (1) year periods, unless terminated by written notice by either party to the other, giving not less than sixty (60) days prior to the termination of the original term hereof or any extention hereof.

        In the event suit is filed by either party to this agreement, it is mutually agreed that:

  1)
  California law shall govern and,

  2)
  the prevailing party shall be entitled to reasonable attorneys fee.

  3)
  Any working agreement mutually agreed upon by two parties will be interpreted as though it were a part of this SERVICE AGREEMENT.

TRAILER LIFE PUBLISHING COMPANY, INC.				NATIONAL GENERAL INSURANCE COMPANY
By	/s/ [ILLEGIBLE]			By /s/ [ILLEGIBLE]
Title	[ILLEGIBLE]	Date	[ILLEGIBLE]	Title	Vice Pres	Date	9/7/79
/s/ [ILLEGIBLE]				/s/ [ILLEGIBLE]
Title	VP Finance	Date	10/5/79	Title	Vice Pres	Date	9/7/79

2

ADDENDUM TO
SERVICE AGREEMENT

        National General Insurance Company, a corporation duly organized and licensed under the Insurance Laws of Missouri, with its principal office in St. Louis County, Missouri and Trailer Life Publishing Company, Incorporated, a California corporation having its principal office in Agoura, California, hereby mutually agree to amend the Service Agreement entered into by them on June 2, 1978, to delete in its entirety the safety program established and referred to in both paragraph 3) and in the next to last paragraph on page 1 of the Service Agreement, such amendment to be effective August 17, 1982.

        We hereby further mutually agree that Trailer Life or its designated Certified Public Accounting auditing firm shall be allowed to review, inspect, and verify "...the gross written premium after proper consideration for return premiums is given..." as referred to in paragraph 2) on page 1 of the Service Agreement. The cost of such inspection and/or review shall be at the sole expense of Trailer Life and shall be performed during normal business hours at such time as requested by Trailer Life convenient to National General Insurance Company, which shall be reasonable to both parties.

        All other provisions of the Service Agreement shall remain in full force and effect.

TRAILER LIFE PUBLISHING COMPANY, INC.				NATIONAL GENERAL INSURANCE COMPANY
By	/s/ [ILLEGIBLE]			By /s/ [ILLEGIBLE]
Title	President	Date	10-5-82	Title	President	Date	10-11-82
/s/ [ILLEGIBLE]				/s/ [ILLEGIBLE]
Title	Exec VP	Date	10-5-82	Title	Vice Pres.	Date	10/11/82

ADDENDUM TO
SERVICE AGREEMENT

        TL ENTERPRISES, INC. (formerly Trailer Life Publishing Company, Incorporated) (TLE) and NATIONAL GENERAL INSURANCE COMPANY, wish to amend the SERVICE AGREEMENT between them for the Rider Motorcycle Insurance Program, which agreement became effective September 15, 1979, and was amended by Addendum dated October 11, 1982, to extend the term of the SERVICE AGREEMENT and for other purposes as follows:

        1.     The second paragraph on page 2 of the SERVICE AGREEMENT is deleted on its entirety and the following is substituted therefor:

  This SERVICE AGREEMENT shall remain in full force and effect for the period beginning as of January 1, 1989 and ending December 31, 1994. Thereafter the Agreement shall automatically renew for consecutive five (5) year periods, unless terminated by written notice by either party to the other not less than sixty (60) days prior to the termination of the original term hereof or any extension hereof.

        2.     On page 1 of the SERVICE AGREEMENT, the paragraph immediately following clause numbered 4), the clauses numbered 1), 2), and 3) immediately following that paragraph, and the first paragraph on page 2 of the SERVICE AGREEMENT, are deleted in their entirety and the following is substituted therefor:

  Both parties to this Agreement recognize that substantial advertising, mailing and promotional services will be needed in creating interest in the program. It is intended that TLE be fully compensated by NGIC for such services as are requested by NGIC; however, both parties to this agreement also recognize that it is difficult to estimate the advertising, mailing and promotional costs necessary to develop initial and increasing interest of the Rider Motorcycle Club Good Sam members in the insurance program being sponsored. Therefore, it is mutually agreed by the parties hereto, in order to maintain an equitable control over such expenditures, that TLE will receive as a temporary reimbursement for this service cost an amount equivalent to four percent (4%) of the gross written premium after proper consideration for return premiums is given. NGIC, at its option, may reimburse TLE for an additional amount after receipt from TLE of documented evidence of additional service expense. TLE shall not be charged for any marketing cost incurred under this Agreement. Payment for services will be made by NGIC to TLE not later than thirty (30) days after the close of each calendar quarter.

        3.     The following are added as additional provisions of the SERVICE AGREEMENT:

  This SERVICE AGREEMENT and any WORKING AGREEMENT to which TLE and NGIC are party shall survive any sale or other disposition of NGIC or TLE or their affiliates, and shall be binding upon the succesors in ownership, management or control of NGIC and TLE.

  NGIC shall use its best efforts to provide high levels of service to Rider Motorcycle Club members insured pursuant to this SERVICE AGREEMENT. If overall service levels are not consistently maintained as the normal conduct of business, TLE may terminate this SERVICE AGREEMENT upon written notice to NGIC sixty (60) days prior to the end of any calendar year of the SERVICE AGREEMENT.

  NGIC and TLE agree that any disputes or differences of opinion concerning this SERVICE AGREEMENT shall be submitted to arbitration, one arbitrator to be chosen by each party, and an umpire to be chosen by the two arbitrators before they enter upon arbitration. The arbitrators shall consider this SERVICE AGREEMENT as an honorable engagement rather than merely a legal obligation and they are relieved of all judicial formalities and may abstain from following strict rules of law. The decision of the arbitrators shall be final and binding on both parties. Each

1

  party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other the expense of the umpire and of the arbitration. Any such arbitration shall take place in St. Louis, Missouri, unless some other location is mutually agreed on by the parties.

        4.     All other provisions of the SERVICE AGREEMENT remain unchanged and in full force and effect.

NATIONAL GENERAL INSURANCE COMPANY		TL ENTERPRISES, INC.
By:	/s/ DONALD P. REDMOND	By:	/s/ [ILLEGIBLE]
Title:	President	Title:	PRESIDENT
Date:	10-5-89	Date:	10-17-89

2

ADDENDUM TO
SERVICE AGREEMENT

        TL ENTERPRISES, INC. (formerly Trailer Life Publishing Company, Incorporated) (TLE) and NATIONAL GENERAL INSURANCE COMPANY (NGIC), wish to amend the SERVICE AGREEMENT between them for the Rider Motorcycle Insurance Program, which agreement became effective September 15, 1979, and was amended by Addendums dated October 11, 1982, and October 17, 1989, respectfully, as follows:

        1.     On page 2 of the SERVICE AGREEMENT, immediately above the last paragraph, the following new paragraph is added:

  As provided in the WORKING AGREEMENT between them, the parties wish to institute a private passenger automobile insurance program to be made available by NGIC to subscribers of Rider magazine effective as of December 13, 1991. The automobile insurance program shall be conducted in the manner and in accordance with the terms and conditions under which the Motorcycle Insurance Program is conducted.

        2.     All other provisions of the SERVICE AGREEMENT remain unchanged and in full force and effect.

NATIONAL GENERAL INSURANCE COMPANY		TL ENTERPRISES, INC.
By:	/s/ WAYNE A. BOYSEN	By:	/s/ DONALD P. REDMOND
Title:	Sr Vice Pres	Title:	President & Chief Executive Officer
Date:	2/14/92	Date:	February 18, 1992

ADDENDUM TO
SERVICE AGREEMENT

        Affinity Group, Inc. (AGI) and National General Insurance Company (NGIC) wish to amend the Service Agreement between them for the Rider Motorcycle Club insurance plan operated in conjunction with AGI's wholly-owned subsidiary TL Enterprises, Inc. (TLE), dated October 5, 1979, and amended by Addendums dated October 11, 1982, October 17, 1989, and February 18, 1992, as follows:

        1.     The second paragraph on page 2 of the SERVICE AGREEMENT is deleted in its entirety and the following is substituted therefor:

  This SERVICE AGREEMENT shall remain in full force and effect for a period of five (5) years beginning January 1, 1995 and ending December 31, 1999. Thereafter the Agreement shall automatically renew for consecutive five (5) year periods, unless terminated by written notice by either party to the other not less than sixty (60) days prior to the termination of the original term hereof or any extension hereof.

        2.     On page 1 of the SERVICE AGREEMENT, the first paragraph after the clause numbered 4), the clauses numbered 1), 2), and 3) immediately following that paragraph, and the first paragraph on page 2 of the SERVICE AGREEMENT are deleted and the following is substituted therefor:

  Both parties to this agreement recognize that substantial advertising, mailing, membership list management, and administrative services will be needed in supporting the program. It is intended that AGI be fully compensated by NGIC for such services as are requested by NGIC; however, both parties to this agreement also recognize that it is difficult to estimate the total amount of such costs. Therefore, it is mutually agreed by the parties hereto, in order to maintain an equitable control over such expenditures, that AGI will receive as a temporary reimbursement for such costs amounts in accordance with the Fee Schedule on the attached Exhibit A less one-half the out of pocket cost of such mailing, advertising and promotional materials. Advertising shall be at TLE house rates. The Base Fee under the Fee Schedule shall be determined on the basis of the direct written premium produced under this Agreement, after proper consideration for return premiums, and shall be paid quarterly, 30 days after the end of each quarter. NGIC, at its option, may reimburse AGI for an additional amount after receipt from AGI of documented evidence of additional service expense. The Bonus Fee percent under the Fee Schedule shall be determined by the aggregate Loss Ratio of insurance written by NGIC under its Good Sam Club, Good Sam Referral, Rider Motorcycle Club, Coast to Coast and Golf Card insurance program agreements. The Loss Ratio under the Fee Schedule shall be defined and determined according to the provisions (the "Calculation Provisions") set forth in the parties' Profit Sharing Agreement which expires December 31, 1994, and addendums thereto including "Payout Provisions," which Calculation Provisions are incorporated and made a part hereof and which shall survive such expiration solely for this purpose. The Bonus Fee, if any, shall be a single collective payment determined by multiplying the aggregate written premium produced under the above insurance program agreements, after proper consideration for return premiums, by the appropriate Bonus Fee percent. Any Bonus Fee shall be paid annually to AGI 90 days after the end of the Experience Period as defined in the Profit Sharing Agreement. It shall be a breach of this SERVICE AGREEMENT if any Bonus Fee due AGI is not paid by NGIC promptly.

        3.     The safety program established and referred to in both paragraph numbered 4) on page 1 and in the first paragraph on page 2 is deleted effective October 11, 1982.

        4.     The following provisions are added after the last paragraph on page 2:

  As provided in the WORKING AGREEMENT between them, the parties wish to institute a private passenger automobile insurance program to be made available by NGIC to subscribers of

1

  Rider Magazine effective as of December 13, 1991, and a homeowners program which is now in effect. The automobile and homeowners insurance programs shall be conducted in the manner and in accordance with the terms and conditions under which the Motorcycle Insurance Program is conducted.

  AGI or its designated auditing firm shall be allowed to audit, review and inspect, at AGI's expense, during normal business hours, books, records and data pertaining to the determination of "the direct premium written" and the "Loss Ratio" as referred to herein.

  NGIC shall use its best efforts to provide high levels of service to Rider members insured pursuant to this SERVICE AGREEMENT. If overall service levels are not consistently maintained as the normal conduct of business, AGI may terminate this SERVICE AGREEMENT upon written notice to NGIC sixty (60) days prior to the end of any calendar year of the SERVICE AGREEMENT.

  NGIC and AGI agree that any disputes or differences of opinion concerning this SERVICE AGREEMENT shall be submitted to arbitration, one arbitrator to be chosen by each party, and an umpire to be chosen by the two arbitrators before they enter upon arbitration. The arbitrators shall consider this SERVICE AGREEMENT as an honorable engagement rather than merely a legal obligation and they are relieved of all judicial formalities and may abstain from following strict rules of law. The decision of the arbitrators shall be final and binding on both parties. Each party shall bear the expense of its own arbitrator and shall jointly an equally bear with the other the expense of the umpire and of the arbitration. Any such arbitration shall take place in St. Louis, Missouri, unless some other location is mutually agreed on by the parties.

  This SERVICE AGREEMENT and any related WORKING AGREEMENT to which AGI and NGIC are party shall survive any sale or other disposition of NGIC or AGI or their affiliates, and shall be binding upon the successors in ownership, management or control of NGIC and AGI.

        5.     All previous Addendums to the SERVICE AGREEMENT are superseded by this Addendum.

        6.     All other provisions of the SERVICE AGREEMENT remain in full force and effect.

AFFINITY GROUP, INC.		NATIONAL GENERAL INSURANCE COMPANY
By:	/s/ STEPHEN ADAMS	By:	/s/ DONALD P. REDMOND
Title	Chairman of the Board	Title:	President
Date:	March 22, 1994	Date:	March 21, 1994
APPROVED
TL ENTERPRISES, INC.
By:	/s/ STEPHEN ADAMS
Title:	Chairman of the Board
Date:	March 22, 1994

2

EXHIBIT A

FEE SCHEDULE

LOSS RATIO	BASE	+ BONUS	= TOTAL
- 65.00%	7.00%	2.50%	9.50%
65.00% - 65.99%	7.00%	2.50%	9.50%
66.00% - 66.99%	7.00%	2.25%	9.25%
67.00% - 67.99%	7.00%	2.00%	9.00%
68.00% - 68.99%	7.00%	1.75%	8.75%
69.00% - 69.99%	7.00%	1.50%	8.50%
70.00% - 70.99%	7.00%	1.25%	8.25%
71.00% - 71.99%	7.00%	1.00%	8.00%
72.00% - 72.99%	7.00%	0.75%	7.75%
73.00% - 73.99%	7.00%	0.50%	7.50%
74.00% - 74.99%	7.00%	0.25%	7.25%
75.00% +	7.00%	0.00%	7.00%

        Any bonus fees are calculated as a percent of aggregate direct written premium, less return premium, written under the Good Sam, Good Sam Referral, Coast to Coast, Rider and Golf Card insurance program agreements.

W O R K I N G    A G R E E M E N T

        COAST TO COAST INCORPORATED of Washington, D.C. (hereinafter referred to as "CTC"), and NATIONAL GENERAL INSURANCE COMPANY of St. Louis, Missouri, (hereinafter referred to as "NGI"), understand that:

  1)
  CTC operates and controls an entity known as Coast to Coast.

  2)
  NGI develops, operates and controls insurance programs designed to meet the needs of the members of CTC.

  3)
  CTC management desires to offer its members certain insurance programs designed by NGI;

  4)
  NGI desires to use the facilities of CTC and make its insurance programs available to CTC members;

  5)
  CTC is not a licensed insurance agent, nor does it intend to be, nor does it intend to act as one;

  6)
  It is the mutual benefit of CTC and NGI to assist each other in offering CTC members insurance programs that meet the needs of the public.

        THEREFORE:

  NGI agrees to provide a private passenger automobile insurance program to CTC and introduce this program to CTC members beginning no later than September 1, 1987, and to continue to offer such program through September 1, 1989. NGI also agrees to develop new insurance products to be offered to CTC members which will consist of:

  1)
  A complete auto recreational vehicle and homeowners program, and any other insurance program mutually agreed to by NGI and CTC. Each insurance program will be initiated at a time mutually agreeable to NGI and CTC.

  2)
  Coordinated activities between CTC and NGI management.

  3)
  The offering of an optional payment plan that allows CTC members to pay their premiums under the deferred payment program offered by NGI.

        NGI and CTC Agree:

  1)
  That mutual approval of both parties is required on all printed material and all marketing techniques used to market the insurance programs.

  2)
  It is understood that NGI will exercise underwriting principles in any insurance program agreed to by NGI and CTC.

  3)
  It is understood by CTC that NGI will operate under state regulatory authorities. Therefore, all reference to filings and/or programs in this agreement are subject to their regulations.

  4)
  NGI agrees to provide rate information to CTC, on request, or to advise CTC of significant insurance rate increases in any state.

  5)
  The entire CTC list or any insured obtained through CTC facilities may not be used for any other purpose other than that specifically related to approved (by CTC) NGI insurance solicitation mailings or NGI renewal solicitations.

        Therefore, NGI and CTC enter into the attached SERVICE AGREEMENT for the purpose of offering insurance programs to CTC members:

  1)
  NGI will handle all policy issuance, inquiries regarding claims or coverages available, premium collection, and all services required to administer the insurance programs to CTC members.

1

  2)
  NGI agrees to provide service for claim inquiries to the extent that all inquiries regarding claims received by NGI or its offices will be answered by telephone, mail or personal contact within forty-eight (48) hours of receipt.

        NGI agrees that if the SERVICE AGREEMENT is cancelled for any reason, NGI will send renewal notices as required by law, and at its option, may continue to renew policies of CTC members secured while the agreement was effective, but will not in any way use the CTC name or logo in such renewal notices.

        NGI agrees to provide CTC with a quarterly report of incoming business which will include insured's name, address, city, state, zip code, policy number, inception date of policy, premium amount, and containing any other information mutually agreed upon by CTC and NGI. Quarterly reports will be delivered to CTC within thirty. (30) days of the prior quarter's financial closing.

HOLD HARMLESS

        NGI agrees to indemnify and hold harmless CTC with respect to any and all losses, damages, or expenses (including reasonable attorneys' fees) caused by (1) the breach by NGI of any of its undertakings and agreements set forth in this Working Agreement or any Service Agreement executed by both parties, (2) any negligence by NGI in its mailing and processing of applications, preparation of policies, collection of premiums, or other activities in administering any insurance program covered by this Working Agreement and/or Service Agreement, and (3) any claims made by a CTC member with respect to any insurance policy issued, underwritten or otherwise provided by NGI.

COAST TO COAST INCORPORATED
By	/s/ JAMES PATRICK BUTLER
Title	President	Date	10/21/87

Title		Date
NATIONAL GENERAL INSURANCE COMPANY
By	/s/ DONALD P. REDMOND
Title	President	Date	10-23-87

Title		Date

2

ADDENDUM TO
WORKING AGREEMENT

        COAST TO COAST INCORPORATED ("CTC") and NATIONAL GENERAL INSURANCE COMPANY ("NGI") wish to amend the Working Agreement between them dated October 23, 1987, to extend the term of the Agreement by deleting "September 1, 1989" from the fourth line of the paragraph after paragraph (6) on page 1 of the Agreement and substituting therefor "December 31, 1989," so that the amended paragraph will read:

  NGI agrees to provide a private passenger automobile insurance program to CTC and introduce this program to CTC members beginning no later than September 1, 1987, and to continue to offer such program through December 31, 1989. NGI also agrees to develop new insurance products to be offered to CTC members which will consist of:

NATIONAL GENERAL INSURANCE COMPANY
By:	/s/ DONALD P. REDMOND
Title:	President
Date:	11-23-87
COAST TO COAST INCORPORATED
By:	/s/ JAMES PATRICK BUTLER
Title:	President
Date:	11/30/87

ADDENDUM TO
WORKING AGREEMENT

        COAST TO COAST INCORPORATED (CTC) and NATIONAL GENERAL INSURANCE COMPANY (NGIC) wish to amend the Working Agreement between them dated October 23,1987, and amended by Addendum dated November 30, 1987, to extend the term of the Agreement as follows:

        1.     In the fourth and fifth lines of the paragraph immediately following the clause numbered 6) on page 1 of the Agreement, "September 1, 1989" is deleted and "December 31, 1984" is substituted therefor so that the amended paragraph reads:

  NGIC agrees to provide a private passenger automobile insurance program to CTC and introduce this program to CTC members beginning no later than September 1, 1987, and to continue to offer such program through December 31, 1994. NGIC also agrees to develop new insurance products to be offered to CTC members which will consist of:

        2.     The November 30, 1987 Addendum is superseded by this addendum.

        3.     All other provisions of the Working Agreement remain unchanged and in full force and effect.

NATIONAL GENERAL INSURANCE COMPANY		COAST TO COAST INCORPORATED
By:	/s/ DONALD P. REDMOND	By:	/s/ [ILLEGIBLE]
Title:	President	Title:	VP Controller
Date:	10-5-89	Date:	10/17/89

ADDENDUM TO
WORKING AGREEMENT

        Affinity Group, Inc. (AGI) and National General Insurance Company (NGIC) wish to amend the Working Agreement between them for the Coast to Coast insurance plan operated in conjunction with AGI's wholly-owned subsidiary Camp Coast to Coast, Inc. (CTC), dated October 23, 1987, and amended by Addendums dated November 30, 1987, and October 17, 1989, to extend the term of the Agreement as follows:

        1.     All previous Addendums are superseded by this Addendum.

        2.     Delete in its entirety the first paragraph after clause numbered 6), on page 1 of the Working Agreement, and substitute therefor the following:

  NGIC agrees to provide a private passenger automobile insurance program and introduce this program to CTC members beginning no later than September 1, 1987, and to continue to offer such program through December 31, 1999. NGIC also agrees to develop new insurance products to be offered to CTC members which will consist of:

        3.     All other provisions of the Working Agreement remain unchanged and in full force and effect.

NATIONAL GENERAL INSURANCE COMPANY		AFFINITY GROUP, INC.
By:	/s/ DONALD P. REDMOND	By:	/s/ STEPHEN ADAMS
Title:	President	Title:	Chairman of the Board
Date:	March 21, 1994	Date:	March 22, 1994
APPROVED
CAMP COAST TO COAST, INC.
By:	/s/ STEPHEN ADAMS
Title:	Chairman of the Board
Date:	March 22, 1994

S E R V I C E    A G R E E M E N T

        This SERVICE AGREEMENT is entered into by and between NATIONAL GENERAL INSURANCE COMPANY, a corporation duly organized and licensed under the Insurance Laws of Missouri, with its principal office in St. Louis County, Missouri, hereinafter called "NGI",

and

        COAST TO COAST INCORPORATED, having its principal office in Washington, D.C. hereinafter called "CTC",

        to become effective this 23rd day of October, 1987.

        During the life of this SERVICE AGREEMENT, CTC will:

  1)
  Provide mailing services as mutually agreed upon by both parties to this agreement;

  2)
  Create advertising and promotional material in the form and substance mutually approved by both parties to this agreement:

        Both parties to this agreement recognize that substantial advertising, mailing and promotional services will be needed in creating interest in the program. It is intended that CTC be fully compensated by NGI for such services as are requested by NGI; however, both parties to this agreement also recognize that it is difficult to estimate the advertising, mailing and promotional costs necessary to develop initial and increasing interest of the CTC members in the insurance program being sponsored. Therefore, it is mutually agreed by the parties hereto, in order to maintain an equitable control over such expenditures, that CTC will receive as a temporary reimbursement for this service cost an amount equivalent to five percent (5%) of the gross written premium after proper consideration for return premiums is given. NGI, at its option, may reimburse CTC for an additional amount after receipt from CTC of documented evidence of additional service expense. Payment for services will be made by NGI to CTC not later than thirty (30) days after the close of each calendar quarter.

        This SERVICE AGREEMENT shall remain in full force and effect for a period of two (2) years from the day of its execution, and shall automatically renew for consecutive one (1) year periods, unless terminated by written notice by either party to the other, giving not less than sixty (60) days prior to the termination of the original term hereof or any extension hereof.

        In the event suit is filed by either party to this agreement, it is mutually agreed that:

  1)
  law shall govern and,

  2)
  The prevailing party shall be entitled to reasonable attorneys fee.

1

  3)
  Any working agreement mutually agreed upon by two parties will be interpreted as though it were a part of this SERVICE AGREEMENT.

COAST TO COAST INCORPORATED
By	/s/ JAMES PATRICK BUTLER
Title	President	Date	10/21/87

Title		Date
NATIONAL GENERAL INSURANCE COMPANY
By	/s/ DONALD P. REDMOND
Title	President	Date	10-23-87

Title		Date

2

ADDENDUM TO
SERVICE AGREEMENT

        COAST TO COAST INCORPORATED ("CTC") and NATIONAL GENERAL INSURANCE COMPANY, wish to amend the SERVICE AGREEMENT between them dated October 23, 1987, to extend the term of the SERVICE AGREEMENT by deleting in its entirety the last paragraph on Page 1 of the SERVICE AGREEMENT and substituting therefor the following:

  This SERVICE AGREEMENT shall remain in full force and effect for a period of three (3) years from January 1, 1987. It shall be a breach of this SERVICE AGREEMENT if any profit sharing due CTC according to the Profit Sharing Agreement between National General and CTC is not paid by National General promptly upon the expiration of each Experience Period. Thereafter the Agreement shall automatically renew for consecutive three (3) year periods, unless terminated by written notice by either party to the other not less than sixty (60) days prior to the termination of the original term hereof or any extension hereof.

  National General Insurance Company shall use its best efforts to provide high levels of service to Coast to Coast members insured pursuant to this SERVICE AGREEMENT. If overall service levels are not consistently maintained during the normal conduct of business CTC may terminate this SERVICE AGREEMENT upon written notice to National General 60 days prior to the end of any calendar year of the SERVICE AGREEMENT.

  National General and CTC agree that any disputes or differences of opinion concerning this SERVICE AGREEMENT shall be submitted to arbitration, one arbitrator to be chosen by each party, and an umpire to be chosen by the two arbitrators before they enter upon arbitration. The arbitrators shall consider this SERVICE AGREEMENT as an honorable engagement rather than merely a legal obligation and they are relieved of all judicial formalities and may abstain from following strict rules of law. The decision of the arbitrators shall be final and binding on both parties. Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other the expense of the umpire and of the arbitration. Any such arbitration shall take place in St. Louis, Missouri, unless some other location is mutually agreed on by the parties.

NATIONAL GENERAL INSURANCE COMPANY		COAST TO COAST INCORPORATED
By:	/s/ DONALD P. REDMOND	By:	/s/ JAMES PATRICK BUTLER
Title:	President	Title:	President
Date:	11-23-87	Date:	11/30/87

ADDENDUM TO
SERVICE AGREEMENT

        COAST TO COAST INCORPORATED (CTC), and NATIONAL GENERAL INSURANCE COMPANY (NGIC), wish to amend the SERVICE AGREEMENT between them dated October 23, 1987, and amended by Addendum dated November 30, 1987, to extend the term of the SERVICE AGREEMENT and for other purposes as follows:

        1.     The last paragraph on page 1 of the SERVICE AGREEMENT is deleted on its entirety and the following is substituted therefor:

  This SERVICE AGREEMENT shall remain in full force and effect for the period beginning January 1, 1989 and ending December 31, 1994. Thereafter the Agreement shall automatically renew for consecutive five (5) year periods, unless terminated by written notice from either party to the other not less than sixty (60) days prior to the termination of the original term hereof or any extension hereof.

        2.     On page 1 of the SERVICE AGREEMENT, in the first paragraph after the clause numbered 2), after "to" in line 12, delete "five percent (5%)" and substitute therefor, "four percent (4%)". At the end of that sentence and before the next sentence, insert the following sentence:

  CTC shall not be charged for any marketing costs incurred under this Agreement.

        3.     On page 1 of the SERVICE AGREEMENT, at the end of the first paragraph after the clause numbered 2, add the following sentence:

  CTC shall not be liable for any marketing costs incurred in any prior term of this Agreement and unrecouped as of the effective date of this Addendum.

        4.     The following are added as additional provisions of the SERVICE AGREEMENT:

  This SERVICE AGREEMENT and any WORKING AGREEMENT to which CTC and NGIC are party shall survive any sale or other disposition of NGIC or CTC or their affiliates, and shall be binding upon the succesors in the ownership, management or control of NGIC and CTC.

  NGIC shall use its best efforts to provide high levels of service to Coast to Coast members insured pursuant to this SERVICE AGREEMENT. If overall service levels are not consistently maintained as the normal conduct of business, CTC may terminate this SERVICE AGREEMENT upon written notice to NGIC sixty (60) days prior to the end of any calendar year of the SERVICE AGREEMENT.

  NGIC and CTC agree that any disputes or differences of opinion concerning this SERVICE AGREEMENT shall be submitted to arbitration, one arbitrator to be chosen by each party, and an umpire to be chosen by the two arbitrators before they enter upon arbitration. The arbitrators shall consider this SERVICE AGREEMENT as an honorable engagement rather than merely a legal obligation and they are relieved of all judicial formalities and may abstain from following strict rules of law. The decision of the arbitrators shall be final and binding on both parties. Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other the expense of the umpire and of the arbitration. Any such arbitration shall take place in St. Louis, Missouri, unless some other location is mutually agreed on by the parties.

        5.     The November 30, 1987 Addendum to the Service Agreement is superseded by this Addendum.

1

        6.     All other provisions of the Service Agreement shall remain unchanged and in full force and effect.

NATIONAL GENERAL INSURANCE COMPANY		COAST TO COAST INCORPORATED
By:	/s/ DONALD P. REDMOND	By:	/s/ [ILLEGIBLE]
Title:	President	Title:	Vice President Controller
Date:	10-5-89	Date:	10/17/89

2

ADDENDUM TO
SERVICE AGREEMENT

        Affinity Group, Inc. (AGI) and National General Insurance Company (NGIC) wish to amend the Service Agreement between them for the Coast to Coast insurance plan operated in conjunction with AGI's wholly-owned subsidiary Camp Coast to Coast, Inc. (CTC), dated October 23, 1987, and amended by Addendums dated October 30, 1987, and October 17, 1989, as follows:

        1.     The last paragraph on page 1 of the SERVICE AGREEMENT is deleted in its entirety and the following is substituted therefor:

  This SERVICE AGREEMENT shall remain in full force and effect for a period of five (5) years beginning January 1, 1995 and ending December 31, 1999. Thereafter the Agreement shall automatically renew for consecutive five (5) year periods, unless terminated by written notice by either party to the other not less than sixty (60) days prior to the termination of the original term hereof or any extension hereof.

        2.     On page 1 of the SERVICE AGREEMENT, the first paragraph after the clause numbered 2), is deleted and the following is substituted therefor:

  Both parties to this agreement recognize that substantial advertising, mailing, membership list management, and administrative services will be needed in supporting the program. It is intended that AGI be fully compensated by NGIC for such services as are requested by NGIC; however, both parties to this agreement also recognize that it is difficult to estimate the total amount of such costs. Therefore, it is mutually agreed by the parties hereto, in order to maintain an equitable control over such expenditures, that AGI will receive as a temporary reimbursement for such costs amounts in accordance with the Fee Schedule on the attached Exhibit A less one-half the out of pocket cost of such mailing, advertising and promotional materials. Advertising shall be at CTC house rates. The Base Fee under the Fee Schedule shall be determined on the basis of the direct written premium produced under this Agreement, after proper consideration for return premiums, and shall be paid quarterly, 30 days after the end of each quarter. NGIC, at its option, may reimburse AGI for an additional amount after receipt from AGI of documented evidence of additional service expense. The Bonus Fee percent under the Fee Schedule shall be determined by the aggregate Loss Ratio of insurance written by NGIC under its Good Sam Club, Good Sam Referral, Rider Motorcycle Club, Coast to Coast and Golf Card insurance program agreements. The Loss Ratio under the Fee Schedule shall be defined and determined according to the provisions (the "Calculation Provisions") set forth in the parties' Profit Sharing Agreement which expires December 31, 1994, and addendums thereto including "Payout Provisions," which Calculation Provisions are incorporated and made a part hereof and which shall survive such expiration solely for this purpose. The Bonus Fee, if any, shall be a single collective payment determined by multiplying the aggregate written premium produced under the above insurance program agreements, after proper consideration for return premiums, by the appropriate Bonus Fee percent. Any Bonus Fee shall be paid annually to AGI 90 days after the end of the Experience Period as defined in the Profit Sharing Agreement. It shall be a breach of this SERVICE AGREEMENT if any Bonus Fee due AGI is not paid by NGIC promptly when due.

        3.     The following provisions are added after the last paragraph on page 2:

  NGIC shall use its best efforts to provide high levels of service to CTC members insured pursuant to this SERVICE AGREEMENT. If overall service levels are not consistently maintained as the normal conduct of business, AGI may terminate this SERVICE AGREEMENT upon written notice to NGIC sixty (60) days prior to the end of any calendar year of the SERVICE AGREEMENT.

1

  AGI or its designated auditing firm shall be allowed to audit, review and inspect, at AGI's expense, during normal business hours, books, records and data pertaining to the determination of "the direct premium written" and the "Loss Ratio" as referred to herein.

  NGIC and AGI agree that any disputes or differences of opinion concerning this SERVICE AGREEMENT shall be submitted to arbitration, one arbitrator to be chosen by each party, and an umpire to be chosen by the two arbitrators before they enter upon arbitration. The arbitrators shall consider this SERVICE AGREEMENT as an honorable engagement rather than merely a legal obligation and they are relieved of all judicial formalities and may abstain from following strict rules of law. The decision of the arbitrators shall be final and binding on both parties. Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other the expense of the umpire and of the arbitration. Any such arbitration shall take place in St. Louis, Missouri, unless some other location is mutually agreed on by the parties.

  This SERVICE AGREEMENT and any WORKING AGREEMENT to which AGI and NGIC are party shall survive any sale or other disposition of NGIC or AGI or their affiliates, and shall be binding upon the successors in ownership, management or control of NGIC and AGI.

        4.     All previous Addendums to the SERVICE AGREEMENT are superseded by this Addendum.

        5.     All other provisions of the SERVICE AGREEMENT remain in full force and effect.

AFFINITY GROUP, INC.		NATIONAL GENERAL INSURANCE COMPANY
By:	/s/ STEPHEN ADAMS	By:	/s/ DONALD P. REDMOND
Title:	Chairman of the Board	Title:	President
Date:	March 22, 1994	Date:	March 21, 1994
APPROVED
CAMP COAST TO COAST, INC.
By:	/s/ STEPHEN ADAMS
Title:	Chairman of the Board
Date:	March 22, 1994

2

EXHIBIT A

FEE SCHEDULE

LOSS RATIO			BASE	+	BONUS	=	TOTAL
	-	65.00%	7.00%		2.50%		9.50%
65.00%	-	65.99%	7.00%		2.50%		9.50%
66.00%	-	66.99%	7.00%		2.25%		9.25%
67.00%	-	67.99%	7.00%		2.00%		9.00%
68.00%	-	68.99%	7.00%		1.75%		8.75%
69.00%	-	69.99%	7.00%		1.50%		8.50%
70.00%	-	70.99%	7.00%		1.25%		8.25%
71.00%	-	71.99%	7.00%		1.00%		8.00%
72.00%	-	72.99%	7.00%		0.75%		7.75%
73.00%	-	73.99%	7.00%		0.50%		7.50%
74.00%	-	74.99%	7.00%		0.25%		7.25%
75.00%	+		7.00%		0.00%		7.00%

        Any bonus fees are calculated as a percent of aggregate direct written premium, less return premium, written under the Good Sam, Good Sam Referral, Coast to Coast, Rider and Golf Card insurance program agreements.

PROFIT SHARING AGREEMENT

        Between NATIONAL GENERAL INSURANCE COMPANY, of St. Louis, Missouri, ("Company") and COAST TO COAST INCORPORATED ("CTC"), 1000 16th Street NW, Washington, D.C. 20036.

        In addition to a service fee separately provided for and subject to requirements imposed by law, the Company will pay CTC an additional amount in accordance with the attached Profit Sharing Matrix and the following terms and provisions:

        I.     Definitions

          A.    "Experience Period" shall mean the calendar year of the effective date of this Agreement, and each subsequent calendar year this Agreement is in force.

          B.    "Net Earned Premium" shall mean the Net Written Premiums recorded during the Experience Period, plus the unearned premium reserves at the beginning of the period, minus the unearned premium reserves at the end of the period.

          C.    "Net Written Premiums" are the gross premiums, less credits for premium cancellations and returns, and less premiums ceded to reinsurers, recorded by the Company on its vehicle insurance policies insuring Coast to Coast members during the Experience Period.

          D.    "Loss Ratio" shall mean the ratio of "Incurred Losses" to "Net Earned Premiums" in the Experience Period.

          E.    "Incurred Losses" shall mean the losses and loss adjustment expenses paid during the Experience Period on vehicle insurance policies insuring Coast to Coast members, plus reserves for unpaid losses and loss adjustment expenses on such policies at the end of the Experience Period, less reserves for unpaid losses and loss adjustment expenses on such policies at the beginning of the Experience Period. Losses and loss adjustment expenses are defined as net, after deducting salvage and subrogation received and any reinsurance recoveries, as shown by the Company's records. "Incurred Losses" for an Experience Period shall also include any Incurred Losses carried forward from prior Experience Periods as provided herein.

          F.     "Policies in Force" shall mean the number of vehicle insurance policies insuring members of Coast to Coast which are in force as of December 31 in an Experience Period.

        II.    CTC qualifies to receive profit sharing for the Experience Period if:

          A.    The Loss Ratio for such period is less than 77%, and

          B.    The percent of growth in policies in force from December 31 of the prior calendar year to December 31 of the Experience Period shown on the Profit Sharing Matrix is at least 5%.

        III.  The amount of profit sharing payable to CTC if CTC qualifies in accordance with Section II above with respect to the Experience Period is computed as follows:

          A.    Subtract the Experience Period Loss Ratio from 77%. The resulting percent is then applied to the Experience Period Net Earned Premium to produce the amount eligible for profit sharing.

          B.    From the attached Profit Sharing Matrix the rate is then selected which appears in the applicable Experience Period Loss Ratio column to the right of the applicable Policy in Force growth percentage.

          C.    The resulting rate determined in B. is then applied to the amount eligible for profit sharing for the Experience Period. The result is the amount of profit sharing payable for the Experience Period.

1

        IV.   Incurred Losses in an Experience Period in excess of 77% of the Net Earned Premium for such Experience Period shall be carried forward and included in Incurred Losses of the subsequent Experience Period or Periods in the computation of profit sharing for such subsequent Experience Period(s).

        V.     At the expiration of each Experience Period, the Company shall, within 90 days, make the necessary calculations and remit to CTC any profit sharing as may be due. No charge or deduction shall be made or claimed by CTC in its accounts with the Company and such profit sharing payment is payable only by Company check. CTC agrees that the methods and records of the Company shall be controlling as respects the computation of any of the profit sharing items and all other information pertaining to this Agreement. CTC shall have the right to examine Company records pertaining to this Agreement during normal working hours at the Company's home office in St. Louis.

        VI.  This Agreement shall become effective January 1, 1987, and shall remain in full force and effect for a period of three (3) years, provided, however, that there shall be no profit sharing earned and no Incurred Losses for the 1987 Experience Period. Thereafter the Agreement shall automatically renew for consecutive three (3) year periods unless terminated by written notice by either party to the other not less than sixty (60) days prior to the termination of the original term hereof or any extension hereof.

NATIONAL GENERAL INSURANCE COMPANY
By:	/s/ DONALD P. REDMOND
Title:	President
Date:	11-23-87
COAST TO COAST INCORPORATED
By:	/s/ JAMES PATRICK BUTLER
Title:	President
Date:	11/30/87

2

PROFIT SHARING MATRIX

	EXPERIENCE PERIOD LOSS RATIO
	74 - LESS THAN 77	70 - LESS THAN 74	LESS THAN 70
5 - 9.9%	10%	15%	20%
10 - 19.9%	15%	20%	25%
20 - 29.9%	20%	25%	30%
30 - 39.9%	25%	30%	35%
40 - 49.9%	30%	35%	40%
50% +	35%	40%	45%

National General Insurance Company

A General Motors Insurance Company
One National General Plaza PO Box 66937 St. Louis, Missouri 63166-6937 314 298-0500
Shawn D. Morris Senior Vice President Marketing

February 28, 1994

Wayne Boysen
1037 Desert Hills Drive
Green Valley, AZ 85614

Dear Wayne:

        The Profit Sharing Agreement between National General Insurance Company and Coast to Coast Inc., dated November 30, 1987, is terminated effective December 31, 1993. This Profit Sharing Agreement is replaced by the Amended Profit Sharing Agreement between NGIC and TLE which became effective as of January 1, 1994. Please acknowledge your agreement by signing this letter where indicated below and return a signed original copy to me.

Sincerely,

/s/ SHAWN D. MORRIS Shawn D. Morris

SDM/kv

/s/ STEPHEN ADAMS /s/ STEPHEN ADAMS	For Affinity Group, Inc.
March 22, 1994	Date
cc:
M. Schneider / AGI
A.A. Baltins / Kaplan, Strangis, Kaplan
D.P. Redmond / NGIC
V.E. Purvines / NGIC

WORKING AGREEMENT

        GOLF CARD INTERNATIONAL, INC. of 1137 East 2100 South, Salt Lake City, Utah 84106, (hereinafter referred to as "GCI"), and NATIONAL GENERAL INSURANCE COMPANY, of St. Louis, Missouri, (hereinafter referred to as "NGIC"), understand that:

  1)
  NGIC develops, operates and controls insurance programs designed to meet the needs of the members of GCI.

  2)
  GCI management desires to offer its members certain insurance programs designed by NGIC;

  3)
  NGIC desires to use the facilities of GCI and make its insurance programs available to GCI members;

  4)
  GCI is not a licensed insurance agent, nor does it intend to be, nor does it intend to act as one;

  5)
  It is to the mutual benefit of GCI and NGIC to assist each other in offering GCI members insurance programs that meet the needs of the public.

THEREFORE:

        NGIC agrees to provide a private passenger automobile insurance program to GCI and introduce this program to GCI members beginning as of May 15, 1992, and to continue to offer such program through December 31, 1994. NGIC also agrees to develop new insurance products to be offered to GCI members which will consist of:

  1)
  A complete automobile, recreational vehicle and homeowners program, and any other insurance program mutually agreed to by NGIC and GCI. Each insurance program will be initiated at a time mutually agreeable to NGIC and GCI.

  2)
  Coordinated activities between GCI and NGIC management.

  3)
  The offering of an optional payment plan that allows GCI members to pay their premiums under the deferred payment program offered by NGIC.

        NGIC and GCI Agree:

  1)
  That mutual approval of both parties is required on all printed material and all marketing techniques used to market the insurance programs.

  2)
  It is understood that NGIC will exercise underwriting principles in any insurance program agreed to by NGIC and GCI.

  3)
  It is understood by GCI that NGIC will operate under state regulatory authorities. Therefore, all reference to filings and/or programs in this agreement are subject to their regulations.

  4)
  NGIC agrees to provide rate information to GCI, on request, or to advise GCI of significant insurance rate increases in any state.

  5)
  The entire GCI list or any insured obtained through GCI facilities may not be used for any other purpose other than that specifically related to approved (by GCI) NGIC insurance solicitation mailings or NGIC renewal solicitations.

        Therefore, NGIC and GCI enter into the attached Service Agreement for the purpose of offering insurance programs to GCI members:

  1)
  NGIC will handle all policy issuance, inquiries regarding claims or coverages available, premium collection, and all services required to administer the insurance programs to GCI members.

1

  2)
  NGIC agrees to provide service for claim inquiries to the extent that all inquiries regarding claims received by NGIC or its offices will be answered by telephone, mail or personal contact within forty-eight (48) hours of receipt.

        NGIC agrees that if the Service Agreement is cancelled for any reason, NGIC will send renewal notices as required by law, and at its option, may continue to renew policies of GCI members secured while the agreement was effective, but will not in any way use the GCI name or logo in such renewal notices.

        NGIC agrees to provide GCI with a quarterly report of incoming business which will include insured's name, address, city, state, zip code, policy number, inception date of policy, premium amount, and containing any other information mutually agreed upon by GCI and NGIC. Quarterly reports will be delivered to GCI within thirty (30) days of the prior quarter's financial closing.

        NGIC agrees to indemnify and hold harmless GCI with respect to any and all losses, damages, or expenses (including reasonable attorneys' fees) caused by (1) the breach by NGIC of any of its undertakings and agreements set forth in this Working Agreement or any Service Agreement executed by both parties, (2) any negligence by NGIC in its mailing and processing of applications, preparation of policies, collection of premiums, or other activities in administering any insurance program covered by this Working Agreement and/or Service Agreement, and (3) any claims made by a GCI member with respect to any insurance policy issued, underwritten or otherwise provided by NGIC.

GOLF CARD INTERNATIONAL, INC.
By	/s/ [ILLEGIBLE]
Title	VP/Gen'l Mgr	Date	4/17/92
NATIONAL GENERAL INSURANCE COMPANY
By:	/s/ DONALD P. REDMOND
Title	President	Date	4-1-92

2

ADDENDUM TO
WORKING AGREEMENT

        Affinity Group, Inc. (AGI) and National General Insurance Company (NGIC) wish to amend the Working Agreement between them for the Golf Card insurance plan operated in conjunction with AGI's wholly-owned subsidiary Golf Card International Corp. (GCI), dated April 17, 1992, as follows:

        1.     Delete in its entirety the first paragraph after clause numbered 5), on page 1, and substitute therefor the following:

  NGIC agrees to provide a private passenger automobile insurance program and introduce this program to GCI members beginning as of May 15, 1992, and to continue to offer such program through December 31, 1999. NGIC also agrees to develop new insurance products to be offered to Good Sam members which will consist of:

        2.     All other provisions of the Working Agreement remain unchanged and in full force and effect.

NATIONAL GENERAL INSURANCE COMPANY		AFFINITY GROUP, INC.
By:	/s/ DONALD P. REDMOND	By:	/s/ STEPHEN ADAMS
Title:	President	Title:	Chairman of the Board
Date:	March 21, 1994	Date:	March 22, 1994
APPROVED
GOLF CARD INTERNATIONAL CORP.
By:	/s/ STEPHEN ADAMS
Title:	Chairman of the Board
Date:	March 22, 1994

SERVICE AGREEMENT

        This Service Agreement is entered into by and between NATIONAL GENERAL INSURANCE COMPANY, a corporation duly organized and licensed under the Insurance Laws of Missouri, with its principal office in St. Louis County, Missouri ("NGIC"), and GOLF CARD INTERNATIONAL, INC., having its principal office at 1137 East 2100 South, Salt Lake City, Utah ("GCI") to become effective as of the fifteenth day of May, 1992.

        During the life of this Service Agreement, GCI will:

  1)
  Provide mailing services as mutually agreed upon by both parties to this Agreement;

  2)
  Create advertising and promotional material in the form and substance mutually approved by both parties to this Agreement:

        Both parties to this Agreement recognize that substantial advertising, mailing and promotional services will be needed in creating interest in the program. It is intended that GCI be fully compensated by NGIC for such services as are requested by NGIC; however, both parties to this Agreement also recognize that it is difficult to estimate the advertising, mailing and promotional costs necessary to develop initial and increasing interest of the GCI members in the insurance program being sponsored. Therefore, it is mutually agreed by the parties hereto, in order to maintain an equitable control over such expenditures, that GCI will receive as a temporary reimbursement for this service cost an amount equivalent to four percent (4%) of the gross written premium after proper consideration for return premiums is given. GCI shall not be charged for any marketing costs incurred under this Agreement. NGIC, at its option, may reimburse GCI for an additional amount after receipt from GCI of documented evidence of additional service expense. Payment for services will be made by NGIC to GCI not later than thirty (30) days after the close of each calendar quarter.

        This Service Agreement shall remain in full force and effect for the period beginning as of May 15, 1992 and ending December 31, 1994 unless terminated by written notice from either party to the other not less than sixty (60) days prior to the termination of the original terms hereof or any extension hereof.

        In the event suit is filed by either party to this Agreement, it is mutually agreed that:

  1)
  Missouri law shall govern and,

  2)
  The prevailing party shall be entitled to reasonable attorney fees.

  3)
  Any working agreement mutually agreed upon by two parties will be interpreted as though it were a part of this Service Agreement.

        This Service Agreement and any Working Agreement to which GCI and NGIC are party shall survive any sale or other disposition of NGIC or GCI or their affiliates, and shall be binding upon the successors in the ownership, management or control of NGIC and GCI.

        NGIC shall use its best efforts to provide high levels of service to GCI members insured pursuant to this Service Agreement. If overall service levels are not consistently maintained as the normal conduct of business, GCI may terminate this Service Agreement upon written notice to NGIC sixty (60) days prior to the end of any calendar year of the Service Agreement.

        NGIC and GCI agree that any disputes or differences of opinion concerning this Service Agreement shall be submitted to arbitration, one arbitrator to be chosen by each party, and an umpire to be chosen by the two arbitrators before they enter upon arbitration. The arbitrators shall consider this Service Agreement as an honorable engagement rather than merely a legal obligation and they are relieved of all judicial formalities and may abstain from following strict rules of law. The decision of the arbitrators shall be final and binding on both parties. Each party shall bear the expense of its own

1

arbitrator and shall jointly and equally bear with the other the expense of the umpire and of the arbitration. Any such arbitration shall take place in St. Louis, Missouri, unless some other location is mutually agreed on by the parties.

GOLF CARD INTERNATIONAL, INC.
By	/s/ [ILLEGIBLE]
Title	VP/Gen'l Mgr	Date	4/17/92
NATIONAL GENERAL INSURANCE COMPANY
By	/s/ DONALD P. REDMOND
Title	President	Date	4-1-92

2

ADDENDUM TO
SERVICE AGREEMENT

        Affinity Group, Inc. (AGI) and National General Insurance Company (NGIC) wish to amend the Service Agreement between them for the Golf Card insurance plan operated in conjunction with AGI's wholly-owned subsidiary Golf Card International Corp. (GCI), dated April 17, 1992, as follows:

        1.     The last full paragraph on page 1 of the SERVICE AGREEMENT is deleted in its entirety and the following is substituted therefor:

  This SERVICE AGREEMENT shall remain in full force and effect for a period of five (5) years beginning January 1, 1995 and ending December 31, 1999. Thereafter the Agreement shall automatically renew for consecutive five (5) year periods, unless terminated by written notice by either party to the other not less than sixty (60) days prior to the termination of the original term hereof or any extension hereof.

        2.     On page 1 of the SERVICE AGREEMENT, the first paragraph after the clause numbered 2), is deleted and the following is substituted therefor:

  Both parties to this agreement recognize that substantial advertising, mailing, membership list management, and administrative services will be needed in supporting the program. It is intended that AGI be fully compensated by NGIC for such services as are requested by NGIC; however, both parties to this agreement also recognize that it is difficult to estimate the total amount of such costs. Therefore, it is mutually agreed by the parties hereto, in order to maintain an equitable control over such expenditures, that AGI will receive as a temporary reimbursement for such costs amounts in accordance with the Fee Schedule on the attached Exhibit A less one—half the out of pocket cost of such mailing, advertising and promotional materials. Advertising shall be at GCI house rates. The Base Fee under the Fee Schedule shall be determined on the basis of the direct written premium produced under this Agreement, after proper consideration for return premiums, and shall be paid quarterly, 30 days after the end of each quarter. NGIC, at its option, may reimburse AGI for an additional amount after receipt from AGI of documented evidence of additional service expense. The Bonus Fee percent under the Fee Schedule shall be determined by the aggregate Loss Ratio of insurance written by NGIC under its Good Sam Club, Good Sam Referral, Rider Motorcycle Club, Coast to Coast and Golf Card insurance program agreements. The Loss Ratio under the Fee Schedule shall be defined and determined according to the provisions (the "Calculation Provisions") set forth in the parties' Profit Sharing Agreement which expires December 31, 1994, and addendums thereto including "Payout Provisions," which Calculation Provisions are incorporated and made a part hereof and which shall survive such expiration solely for this purpose. The Bonus Fee, if any, shall be a single collective payment determined by multiplying the aggregate written premium produced under the above insurance program agreements, after proper consideration for return premiums, by the appropriate Bonus Fee percent. Any Bonus Fee shall be paid annually to AGI 90 days after the end of the Experience Period as defined in the Profit Sharing Agreement. It shall be a breach of this SERVICE AGREEMENT if any Bonus Fee due AGI is not paid by NGIC promptly when due.

        3.     The following provisions are added after the last paragraph on page 2:

  AGI or its designated auditing firm shall be allowed to audit, review and inspect, at AGI's expense, during normal business hours, books, records and data pertaining to the determination of "the direct premium written" and the "Loss Ratio" as referred to herein.

1

        4.     All other provisions of the SERVICE AGREEMENT remain in full force and effect.

AFFINITY GROUP, INC.		NATIONAL GENERAL INSURANCE COMPANY
By:	/s/ STEPHEN ADAMS	By:	/s/ DONALD P. REDMOND
Title:	Chairman of the Board	Title:	President
Date:	March 22, 1994	Date:	March 21, 1994
APPROVED
GOLF CARD INTERNATIONAL CORP.
By:	/s/ STEPHEN ADAMS
Title:	Chairman of the Board
Date:	March 22, 1994

2

EXHIBIT A

FEE SCHEDULE

LOSS RATIO			BASE	+	BONUS	=	TOTAL
	-	65.00%	7.00%		2.50%		9.50%
65.00%	-	65.99%	7.00%		2.50%		9.50%
66.00%	-	66.99%	7.00%		2.25%		9.25%
67.00%	-	67.99%	7.00%		2.00%		9.00%
68.00%	-	68.99%	7.00%		1.75%		8.75%
69.00%	-	69.99%	7.00%		1.50%		8.50%
70.00%	-	70.99%	7.00%		1.25%		8.25%
71.00%	-	71.99%	7.00%		1.00%		8.00%
72.00%	-	72.99%	7.00%		0.75%		7.75%
73.00%	-	73.99%	7.00%		0.50%		7.50%
74.00%	-	74.99%	7.00%		0.25%		7.25%
75.00%	+		7.00%		0.00%		7.00%

        Any bonus fees are calculated as a percent of aggregate direct written premium, less return premium, written under the Good Sam, Good Sam Referral, Coast to Coast, Rider and Golf Card insurance program agreements.

National General Insurance Company

A General Motors Insurance Company
One National General Plaza PO Box 66937 St. Louis, Missouri 63166-6937 314 298-0500
Shawn D. Morris Senior Vice President Marketing

April 27, 1994

Mr. Wayne Boysen
Affinity Group, Inc.
3601 Calle Tecate
Camarillo, Califorina 93012

Re: Confidentiality of New Data

Dear Wayne:

        This is to confirm that National General Insurance Company (NGIC) agrees to provide to Affinity Group, Inc. (AGI) certain mutually agreed data (New Data) concerning NGIC insureds and insurance prospects which is not provided or required to be provided by NGIC under existing agreements between NGIC and AGI (the Existing Agreements). AGI agrees that it will use the New Data solely for its own other than property-casualty insurance marketing purposes. Except as hereinafter provided, AGI will not disclose or provide the New Data to any other person, organization, or insurance company without NGIC's prior written approval, and then, only for the above permissible purpose.

        This Agreement does not apply to information or data provided under the Existing Agreements, or to any information or data that (i) was of public knowledge at the time of disclosure by NGIC, (ii) becomes generally available to the public other than as a result of a disclosure by AGI in breach of this Agreement, or (iii) was available to AGI on a non-confidential basis prior to its disclosure by NGIC. This Agreement shall also not prohibit or restrict disclosure of any information or data that is required to be made in connection with any administrative or legal proceedings or investigation or by order of a court or governmental agency or otherwise as required by law.

        Please indicate your agreement by signing this letter where indicated below and returning a signed original to us. Thank you.

Sincerely,

/s/  SHAWN D. MORRIS
Shawn D. Morris

SDM: pk
cc: Andris Baltins

/s/ WAYNE A. BOYSEN Wayne Boysen Senior Vice President
April 28, 1994 Date

[AFFINITY GROUP, INC. LETTERHEAD]

December 15, 1999

Mr. Bernard J. Buselmeier
GMAC Insurance—Personal Lines
One National General Plaza
P.O. Box 66937
St. Louis, MO 63166-6937

Re:
Service Agreement of June 2, 1978, as most recently amended November 11, 1997, by and between National General Insurance Company and Affinity Group, Inc., successor to T.L. Enterprises, Inc., and all agreements referred to therein or related thereto (collectively, the "Plan Agreement")

Dear Bernie:

        This is to confirm our agreement that the balance of all Bonus Fee amounts payable for all periods through and including the 1999 calendar year under the Plan Agreement is $5.5 million. We agree that the payment of this amount by you to us constitutes full payment of all Bonus Fee amounts due us, or our respective affiliates, under or with respect to the Plan Agreement for those periods.

        The Plan Agreement will be amended, by Addendum effective January 1, 2000, to establish the final Bonus Fee for the year 2000 of $2.0 million, to change the Base Fee percent from 7% to 8.25% for all years under contract and to "clean up" the Plan Agreement in view of the elimination of the Bonus Fee for all subsequent to the year 2000. Other substantive provisions of the Plan Agreement will remain unchanged and in full force and effect.

        Other than the making of the Addendum effect January 1, 2000 as hereinbefore provided, this agreement is intended to be final and binding, regardless of any claims of fraud, misrepresentation, promise made without intention of performing it, concealment of fact, mistake of fact or law, or any other circumstances whatsoever. Each of us has relied on such finality of this agreement as a material factor inducing our execution of this agreement.

        We have enclosed a duplicate signed original of this letter. Please indicate your agreement with the foregoing by executing one of the originals where indicated below and returning it to us, together with a wire transfer of funds in the amount of $7,500,000. Because it would be in our mutual best interest to avoid a wire transfer on the few days before and after December 31, especially in view of potential Y2K problems, we anticipate that the funds will be wire transferred to us on or before Wednesday, December 29, 1999.

Regards,

AFFINITY GROUP, INC.
/s/ MARK J. BOGGESS
Mark J. Boggess Chief Financial Officer

Accepted and agreed to this 21 day of December 1999.

National General Insurance Company
By /s/ BJ BUSELMEIER
Its CFO—GMAC Insurance—Personal Lines

AMENDED AND RESTATED MARKETING AGREEMENT

        AMENDED AND RESTATED MARKETING AGREEMENT, dated as of the 15th day of May, 2002 by and between (i) CAMPING WORLD, INC., a Kentucky corporation ("Camping World"), CWI, Inc., a Kentucky corporation and a wholly-owned subsidiary of Camping World, doing business as CAMPING WORLD INSURANCE SERVICES, INC. ("CWI, Inc."), CAMPING WORLD INSURANCE SERVICES OF NEVADA, INC., a Nevada corporation ("CWIS Nevada"), and CAMPING WORLD INSURANCE SERVICES OF TEXAS, INC., a Texas corporation ("CWIS Texas," and collectively with CWI, Inc. and CWIS Nevada, "CWI"), and (ii) AFFINITY GROUP PLANS, INC., a Delaware corporation ("AGP"), NATIONAL ALLIANCE INSURANCE COMPANY, a Missouri domiciled insurance company ("NAIC"), NATIONAL GENERAL INSURANCE COMPANY, a Missouri domiciled insurance company ("NGIC"), and NATIONAL GENERAL ASSURANCE COMPANY, a Missouri domiciled company ("NGAC"). NAIC, NGIC and NGAC are herein individually and collectively referred to as the "Insurer".

WITNESSETH:

        WHEREAS, Camping World, AGP and certain other parties were parties to (i) a Founders Agreement dated as of July 21, 1992, as amended, relating to, among other things, the granting of insurance marketing rights to AGP with respect to Camping World and its customers including through solicitation of Camping World customers at kiosks located at its stores and through its mailing list, including the "Camping World's President's Club" program (the "President's Club"); (ii) various Kiosk Agreements, dated as of June 1, 1995, as amended, relating to the provision of certain services by AGP to Camping World and its customers at kiosks located on the premises of Camping World Stores, (iii) a Letter Agreement dated October 1997 relating to the matters described in clauses (i) and (ii) and certain other matters, (iv) a Trademark License Agreement, dated August 13, 1992, as amended, (v) a CWI Transfer Agreement, dated August 13, 1992, as amended, and (vi) the Stockholders Agreement dated as of September 30, 1994 and related documents and instruments pertaining to the common stock of AGP held by Camping World (the agreements referred to in clauses (i) through (vi) and all other documents, instruments and agreement between Camping World or CWI, on the one hand, and AGP or NAIC, on the other hand, relating to the subject matter hereof being collectively referred to herein as the "Former Marketing Arrangements"); and

        WHEREAS, Camping World and CWI, on the one hand, and AGP and NAIC, on the other hand, amended and restated in all respects the Former Marketing Arrangements to provide for, among other things, new and ongoing cooperative marketing and other business relationships between Camping World and CWI, on the one hand, and AGP and NAIC on the other hand and memorialized such new agreement in the marketing agreement dated December 31, 1998 (the "Revised Marketing Agreement"), and in connection therewith also executed a letter agreement dated February 11, 1999 (the "Letter Agreement") and a Right of First Offer Agreement dated December 31, 1998, (the Revised Marketing Agreement, the Letter Agreement and the Right of First Offer Agreement are hereinafter collective referred to as the "Existing Marketing Agreement"), which Revised Marketing Agreement was approved by the Missouri and California Insurance Departments; and

        WHEREAS, in connection with a sale of AGP, and its wholly-owned subsidiary NAIC to Motors Insurance Corporation, Camping World and CWI, on the one hand, and AGP and the Insurer on the other hand desire to amend and restate in all respects the Existing Marketing Agreement to provide for, among other things, new and ongoing cooperative marketing and other business relationships between Camping World and CWI, on the one hand, and AGP and the Insurer on the other hand.

        NOW THEREFORE, in consideration of the premises and of the respective representations, warranties, covenants, agreements and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

I
THE EFFECTIVE TIME

1.
This Agreement shall become effective on May    , 2002 (the "Effective Time"). This Agreement shall supersede the Existing Marketing Agreement in all respects and the term of the Existing Marketing Agreement shall be deemed to have expired at the Effective Time, and the parties agree to take such action, including delivery of documents or certificates, as is reasonably necessary to evidence the termination of the Existing Marketing Agreement and the parties agree to waive any and all terms and conditions that may have otherwise survived a termination of the Existing Marketing Agreement Notwithstanding the foregoing, this Agreement shall apply to all NAIC policies in effect under the Existing Marketing Agreement at the Effective Time (the "Existing Policies").

II
MARKETING ARRANGEMENTS

1.
CWI and Camping World hereby, jointly and severally, grant to Insurer and its Affiliates, the sole and exclusive right and authority (as provided in Section II 4 below) to offer, sponsor, market and sell Insurance and Insurance Products, as defined in Article VIII, to any and all of Camping World's Customers, as defined in Article VIII, during the Term, as defined in Article VIII. To the extent any Affiliate of Insurer offers and sells Insurance and Insurance Products hereunder, such Affiliate will agree to be bound by the terms and conditions hereof prior to offering any such products for sale.

2.
Without limiting the foregoing, and in furtherance of the right granted to Insurer in subsection II (1) above, CWI and Camping World hereby grant to Insurer and its Affiliates the following rights:

(a)
The right to use all logos, service marks, trade names, trademarks and other intellectual property of Camping World and CWI (including, but not limited to the "Camping World" tradename and, subject to the prior approval of Camping World and CWI, the ability to utilize the Camping World and CWI websites, if any), but only in connection with the marketing of Insurance and Insurance Products to Customers and the performance of Insurer's duties hereunder. Use of the CWI website shall be subject to all restrictions, rules or other requirements established from time to time by CWI for use of its website.

(b)
The exclusive right to market Insurance and Insurance Products to Customers of Camping World through Camping World facilities or with Camping World's sponsorship or cooperation.

(c)
The right to use the Customer mailing list (the "Customer List"), and such other information relating to Customers in the possession of Camping World and CWI as Insurer may reasonably request, but only in connection with the marketing of Insurance Products to Customers and Insurer's performance hereunder.

(d)
The right to receive quarterly reports (each a "Customer Report") which shall include (i) an updated Customer List containing the most current names, addresses and other data available to Camping World with respect to its Customers, (ii) a list of the most current names, addresses, dates of birth, email addresses and other data available to Camping World with respect to the President's Club members, (iii) a list of new Camping World Customers and new President's Club members since the last Customer Report, (iv) any changes or corrections, of which Camping World is aware, to the last Customer List delivered to Insurer or to any Customer or President's Club member information previously delivered to Insurer, and (v) such other information in the possession of Camping World relating to Customers, President's Club members and Insurance or Insurance Products issued to Customers as Insurer may reasonably request.

  (e)
  Reasonable rights of access to:

  (i)
  all Camping World stores for display or distribution of marketing materials and participation in on-site promotional events, provided that the location and prominence of such materials shall be reasonably determined by Camping World;

  (ii)
  space, the location of which shall be reasonably determined by Camping World, in Camping World catalogs on a regular basis for Insurer's insurance advertisements and editorials, bind-in cards and other inserts; and

  (iii)
  space for insurance materials in all President's Club membership and renewal kits, and stand alone outserts in all President's Club newsletters.

3.
Camping World and CWI will provide space for a promotional kiosk unit in such of the Camping World retail stores as are designated by either party hereto (collectively, the "Kiosks"), subject to the consent of the other party, which consent shall not be unreasonably withheld or delayed. The Kiosks to be placed in stores so selected shall be approximately 45 square feet of floor space in size and shall be used to inform Customers about the Insurance and Insurance Products available through Insurer, to generate leads for Insurance and Insurance Products and to take all other actions necessary or desirable to effect, or incident to, the above described uses of such space. Any individual selling insurance at any such Kiosk shall be a CWI or Camping World employee and shall be a licensed insurance agent of Insurer. Location of the Kiosk will be in a high visibility, high traffic area approved by CWI and Insurer, which approval shall not be unreasonably withheld or delayed. Camping World further agrees that the licensed insurance agents shall have the non-exclusive right to use for their generally intended purpose of marketing the Insurance and Insurance Products all interior and exterior areas of the Camping World store and grounds surrounding the Camping World store that are generally available to the public, including entrances, lobbies, corridors, stairways, elevators, hallways, restrooms, vending areas, parking areas and sidewalks.

4.
Camping World and CWI shall not offer, sponsor, support, market, sell or advertise any Insurance or Insurance Products, other than pursuant to this Agreement, provided, that in the event that Insurer does not offer a particular type of Insurance or Insurance Product, Camping World or CWI may submit a written request (a "Coverage Proposal"), including a reasonably detailed proposal to Insurer for Insurer to make that type of Insurance or Insurance Product available to Customers. Within 60 days after receiving such Coverage Proposal, Insurer may inform Camping World or CWI, as the case may be, in writing (a "Notice of Coverage") that it intends to make the requested type of Insurance or Insurance Product available to Camping World Customers on the same terms and conditions as set forth in the Coverage Proposal. Insurer may not give a Notice of Coverage unless Insurer is capable of providing the Insurance or Insurance Product described in the Coverage Proposal on the same basis, including time frames (and specifically including the same time frames required to make necessary state rate or other filings), and of the same scope of coverage as detailed in the Coverage Proposal. The Notice of Coverage shall describe, in reasonable detail, the terms of coverage as Camping World, or CWI, as the case may be, may reasonably have requested in its Coverage Proposal. If Insurer has given a Notice of Coverage, Insurer shall make such coverage available directly to Camping World Customers in accordance with the terms of the Coverage Proposal. Any type of Insurance or Insurance Product so made available by Insurer to Customers is herein referred to as "Covered Insurance." If a Notice of Coverage is not delivered by Insurer as aforesaid, Camping World and CWI may solicit any other entity to make that type of Insurance available and may, within 90 days after expiration of the

  60 day period referred to above, enter into an agreement with any other entity to sponsor, underwrite, issue, support or advertise that type of Insurance in accordance with the Coverage Proposal (i.e. not on terms either more favorable to the applicable insurer or less favorable to Camping World or CWI). The fees with respect to Covered Insurance shall be as set forth in Article III. If, at the end of the 90-day period referred to above, Camping World or CWI has not entered into and consummated agreements with any other entity relating to such Insurance or Insurance Products as described in this Section 4, the provisions of this Section 4 shall once again apply with respect to such Insurance or Insurance Products. Notwithstanding the foregoing, neither Camping World nor CWI shall be precluded from providing (i) advertising space in Camping World or CWI publications or (ii) access to vendors at Camping World or CWI promotions or events (other than at retail stores or other similar outlets) on the same terms as made available to similarly situated vendors and in the ordinary course of Camping World's and CWI's business.

5.
The parties hereto acknowledge that Camping World and CWI provide names and addresses of Customers to other entities and agree that Camping World and CWI may continue to provide names and addresses of Customers to other entities with respect to products and services other than Insurance and Insurance Products.

6.
Camping World, CWI and Insurer shall make, and cause their respective subsidiaries to make their books and records available to the employees and agents of the other during the Term of this Agreement for purposes of verifying that the obligations undertaken by such first party under this Agreement have been met. Any such examination shall occur at the business office of the party being examined during normal business hours, and shall be conducted in a manner designed not to be disruptive of the normal business activities of such first party. The provisions of such materials shall be subject to the confidentiality provisions of Article V.

7.
Camping World and Insurer shall deliver to the other, for the other's prior written approval, the form of documents contemplated for distribution which refer to the other party or any subsidiary of the other party and shall not distribute any such form of document prior to its receipt of written approval therefor from the other party. Insurer recognizes that the trade names "Camping World" and "President's Club" and all other trade names, trademarks, service marks, logos and slogans used by Camping World or CWI shall remain the sole and exclusive property of Camping World or CWI, as the case may be, and Insurer agrees that such trade names, trademarks, service marks, logos and slogans, and any other materials that would cause Customers to recognize an association with Camping World shall be used by Insurer only after receiving prior written approval from Camping World or CWI, as the case may be, and then only in connection with the services to be provided by Insurer pursuant to the terms of this Agreement. No prior written approval required under this Section II(7) shall be unreasonably withheld or delayed and such prior written approval shall be deemed to have been given if the other party does not respond in writing within thirty (30) days after the form of document or other material to be approved has been delivered to the other party pursuant hereto.

8.
Insurer will expend a reasonable amount of research and development resources to refine and develop Insurance and Insurance Products, marketing strategies and operational procedures specifically designed for the sale of Insurance and Insurance Products to Customers.

9.
The marketing activities of Insurer shall include, but not be limited to, arranging promotional events and display advertisements at Camping World stores, providing marketing materials for distribution at Camping World stores, at functions such as automobile and recreational vehicle shows at which Camping World is represented, and in Camping World catalogs, direct mailings, Camping World President's Club materials and other advertisements. Periodically, Insurer will also provide editorials, columns and other articles for publication in Camping World newsletters. Subject to Article III, Insurer shall be responsible for creative design, production and distribution

  of promotional materials associated with such program.    All costs and expenses of marketing and selling Insurance and Insurance Products to Customers shall be the responsibility of the parties as set forth in Article III, Fees and Expenses.

10.
Insurer shall be responsible for all insurance services related to Covered Insurance including, without limitation, premium billing, claims adjustment, claims processing and handling of policy inquiries, changes and renewals. To the extent Insurer solicits Customers directly, in addition to the foregoing, Insurer shall be responsible for quoting rates, taking applications for insurance and binding coverage.

11.
Insurer shall perform its duties and activities as provided in this Agreement in accordance in all material respects with applicable law and Insurer shall use its good faith and reasonable efforts to provide a level of customer service substantially equivalent to the level of customer service being provided by NAIC prior to the Effective Time.

12.
Any one of the parties constituting the Insurer shall provide, as applicable, to Camping World, and Camping World shall provide and cause each of its respective subsidiaries to provide to Insurer, such information as is mutually agreed to by the parties hereto regarding all insurance marketing activities, and the amount of Direct Written Premiums received on Covered Insurance. During such period after the term of this Agreement for which payments are due under Article III of this Agreement, the Insurer, as applicable, shall provide to Camping World reports as to the amount of Direct Written Premiums received on Covered Insurance which is (a) issued through any Insurer to Customers pursuant to applications made during the Term of this Agreement and (b) renewed by Customers at any time until five years after expiration of the Term of this Agreement. Reports containing such information shall be substantially in the form, and shall be supplied with such frequency (at least monthly) as may be mutually agreed upon by the parties.

13.
Right of First Offer

(a)
Insurer hereby grants to CWI a right of first offer (the "Right of First Offer") to establish programs (the "Covered Programs") involving the offering, marketing, underwriting, issuance or sale of any Vehicle Coverages or other Covered Insurance through any one or more of the distribution channels identified on Exhibit A attached hereto (each, a "Sponsored Distribution Channel").    With respect to the Sponsored Distribution Channels identified on Exhibit A that are parties to existing agreements with Insurer, the Right of First Offer does not apply to Covered Programs established pursuant to the terms of such existing agreements during the current term thereof.

(b)
In the event that either Insurer or CWI proposes a Covered Program through a Sponsored Distribution Channel, the parties shall attempt to establish the Covered Program by mutual agreement. If the parties are unable to establish a mutually acceptable Covered Program, the party proposing the Covered Program shall submit its proposal (a "Program Proposal") in writing to the other party hereto, including a reasonably detailed description of the terms on which the Covered Program would be made available through the Sponsored Distribution Channel. Insurer and its Affiliates agree not to offer, market, underwrite, issue or sell any Vehicle Coverages or other Covered Insurance through one or more Sponsored Distribution Channel on terms that are less favorable to Insurer than the terms contained in the Program Proposal.

(c)
Notwithstanding anything to the contrary in this Section 13, the total fees payable by Insurer in connection with any Covered Program through a Sponsored Distribution Channel shall not exceed the fees set forth in Section III(2).

14.
Neither Camping World, CWI or any of its Affiliates will take any affirmative action with the intent of, or in furtherance of, depriving Insurer of the intended benefits of this Agreement;

  provided, however, that the conduct of business in the ordinary course by Good Sam shall not be deemed to be a breach of this Section 14.

15.
Neither Insurer nor any of its Affiliates will take any affirmative action with the intent of, or in furtherance of, depriving Camping World or CWI of the intended benefits of this Agreement.

III
FEES AND EXPENSES

1.
In consideration of the exclusive rights granted hereunder to Insurer, NAIC, NGIC or NGAC, as the case may be, hereby agrees to pay to the entity designated by CWI that is a licensed insurance agency, for each full or partial calendar month during the period from the Effective Time until the fifth anniversary of the Effective Time, amounts in cash equal to seven percent (7%) of Direct Written Premiums for (a) all Existing Policies and (b) all new and renewal policies written pursuant to the terms hereof.

2.
Beginning on the fifth anniversary date of the Effective Time and continuing until the termination of this Agreement, the percentage set forth in Section III 1 above shall be changed to eight and one-quarter percent (8.25%) of Direct Written Premiums.

3.
If Insurer terminates this Agreement, or if upon expiration of the Term Insurer does not elect or agree to renew the Agreement on the terms of the Agreement then in effect, the payments contemplated by Sections III(l) and (2) shall continue to be paid by Insurer to CWI for a period of five (5) years following termination (the "Run-Off Period"), and calculated as provided in Sections III(1) and (2) except that for each year during the Run-Off Period, the percentage referenced in Sections III(1) and (2), shall be multiplied times a fraction, the numerator of which is the Direct Written Premium for the Covered Insurance for the year and the denominator of which is the Direct Written Premium for the year immediately preceding such year. This provision shall not be applicable to any termination or election not to renew by Camping World or CWI.

4.
During the Run-Off Period, as long as CWI is continuing to receive the payment described in Section III(3) above, CWI and Camping World will not engage in, use, sponsor, endorse, recommend or otherwise participate in any telephone solicitation or direct mail solicitation that is (a) directed at the Customers that are still provided an Insurance Product by Insurer and (b) intended for the purpose of soliciting such Customers to cancel, terminate or allow to lapse insurance policies written pursuant to the terms of this Agreement and to replace such policies with new policies offered by an insurance company other than Insurer. Prior to making any solicitation not otherwise prohibited by this Section, Camping World shall delete from the membership list(s) of it and its Affiliates the names of all Customers described in this paragraph prior to such solicitation. This provision shall apply to all Customers that continue to pay premiums that are included in the Direct Written Premium.

5.
At the expiration of each month, NGIC, NGAC, or NAIC, as the case may be, shall, within twenty-one (21) days after such expiration, make the necessary calculations and remit to the entity designated by CWI that is a licensed insurance agency, by wire transfer any payment as may be due for such month pursuant to this Article III. Notwithstanding the foregoing, NGIC, NGAC or NAIC, as the case may be, shall provide monthly reports of Direct Written Premium to CWI not later than fifteen (15) days after then end of each month.

6.
Camping World and Insurer agree that there are certain costs associated with the construction and operation of the Kiosks. The categories of costs associated with construction and operation of the Kiosks are identified on Exhibit B hereto. Camping World and Insurer further agree that not all of the costs of constructing and operating the Kiosks relate to the marketing and promotion of the Insurance and Insurance Products. Insurer agrees to reimburse Camping World for fifty percent (50%) of the costs of the construction of new Kiosks and operation of all Kiosks associated with the sale of Insurance and Insurance Products only. Insurer's share of expenses associated with the construction of new Kiosks and operation of all Kiosks in the Camping World stores shall be calculated by adding the total of all expenses associated with the construction of new Kiosks and operation of all Kiosks, less the expenses allocable to the sale of products other than Insurance Products, and multiplying the result of such calculation by 50%. Camping World shall provide a report to Insurer (the form of which shall be mutually agreed upon) within twenty-five (25) days after the end of each month of all of Camping World's expenses associated with the construction of new Kiosks and operation of all Kiosks for such month. Payment to Camping World for Insurer's share of such expenses shall be made within twenty-one (21) days after Insurer's receipt of such report. The categories of costs and the percentage related to Insurance and Insurance Products for the calendar year 2002 are set forth on Exhibit B hereto. Camping World and Insurer agree to review such percentages on a monthly basis. This provision is not applicable during the Run-Off Period.

7.
Camping World and Insurer recognize that substantial advertising, mailing and promotional expenses will be needed in creating interest in the Insurance Products. Camping World agrees to reimburse Insurer for fifty percent (50%) of the Marketing Expenses (as defined on Exhibit C hereto) associated with marketing the Insurance Products. The rate charged for such advertising in Camping World's catalog and other publications shall be at the "house rate" as previously defined by the parties. Insurer shall provide a report to Camping World (the form of which shall be mutually agreed upon) within twenty-five (25) days after the end of each month outlining all of Insurer's Marketing Expenses for such month. Payment to Insurer for Camping World's share of such expenses shall be made within twenty-one (21) days after Camping World's receipt of such report. This provision is not applicable during the Run-Off Period.

8.
All Insurance and Insurance Products issued pursuant to the terms of this Agreement shall be coded by Insurer for tracking purposes. Insurer agrees to provide CWI with the applicable coding needed to track inquiries or applications for Insurance and Insurance Products. Insurer agrees that Customers will be prompted by Insurer's representatives to reveal the applicable code. CWI shall be entitled to fees under Article III of this Agreement only for applications reflecting the appropriate coding.

9.
All fees and expenses payable by Insurer to CWI hereunder with respect to the provisions hereof are set forth herein.

10.
Anything in this Agreement to the contrary notwithstanding, the parties hereto agree that Motors Insurance Corporation shall not be entitled, regardless of any other rights it may otherwise have, to offset the amount of indemnity or other amounts owed to it under the Stock Purchase Agreement from any amounts due to Camping World or CWI under this Agreement.

IV
OTHER MARKETING AGREEMENTS

1.
Camping World, CWI and Insurer agree to share with each other, to the extent they are legally entitled to do so, customer lists, reports and other database information relating to Camping World Customers which might be of use to such other party in its business. The confidentiality provisions of Article V will apply with respect to the information shared.

V
CONFIDENTIALITY

1.
The parties hereby agree that each has received, and may be receiving, from the other parties hereto information that is confidential and highly proprietary, which information may include customer lists, customer reports, reserve information, renewal information and other information relating to the business and operations of such other party ("Confidential Information") and such party hereby agrees that it has kept, and will continue to keep, such information confidential and it has not used, and it will not use, such information for any purpose other than in furtherance of the purposes of this Agreement or in any way detrimental to the providing person or its Affiliates (it being understood that such Confidential Information may be disclosed to the extent necessary or required in order to comply with applicable law, rule or regulation or for legal, administrative or regulatory reasons or in order to enforce any right hereunder). Confidential Information shall not include information which (i) was or becomes generally available to the public other than as a result of disclosure by such first party or its directors, officers, employees or agents, (ii) was or becomes available to such first party on a non-confidential basis prior to its disclosure to them by the other party, or (iii) was or becomes available to such first party on a non-confidential basis from a source other than such other party's directors, officers, employees or agents, provided that such source is not bound by a confidentiality agreement with respect to such information.

2.
Each party hereto that is a financial institution (as such is defined by federal, state and local laws) agrees not to disclose any non-public personal information (as such is defined by federal, state and local laws) concerning customers and consumers (as defined by federal, state and local laws), to comply with all state and federal laws and regulations with regard to the use and protection of such information, including but not limited to the Gramm-Leach-Bliley Act and not distribute, disseminate or reveal any such non-public personal information to any other party, other than the parties set forth herein, except as allowed or required by any law, regulation or other lawful order.

3.
Upon any expiration or termination of this Agreement, the parties hereto agree to promptly deliver to the other party, at such party's written request, all written materials containing Confidential Information.

4.
The parties hereto agree not to directly or indirectly solicit for employment or hire or retain any employee or advisor or agent of the other party or of the other party's Affiliates; provided that the foregoing provision will not prevent any solicitation of employment not specifically directed toward the other party's or such other party's Affiliates, employees, advisors or agents.

VI
REPRESENTATIONS AND WARRANTIES

1.
Each of Camping World and CWI, with respect to itself, and Insurer, with respect to itself, represent and warrant to the other parties hereto as follows:

(a)
the execution and delivery of this Agreement by such party has been duly authorized and adopted by resolution of such party;

(b)
such party's obligations under this Agreement are legal, valid and binding obligations enforceable against such party in accordance with its terms; and

(c)
such party is not a party to, or bound by, any contractual agreement or instrument which would prevent or impede or restrict such party's performance under this Agreement.

VII
TERM AND TERMINATION

1.
The Term of this Agreement shall commence upon the Effective Time and shall extend, without interruption except to the extent otherwise expressly provided in this Agreement, to and including a date that is ten (10) years from the Effective Time. Thereafter the Agreement shall automatically renew for consecutive ten (10) year periods, unless terminated by written notice by either party to the other not less than sixty (60) days prior to the termination of the original term hereof or any extension hereof.

2.
Notwithstanding anything herein to the contrary, if Camping World or CWI, on the one hand, or Insurer, on the other hand, fails to perform any of its obligations under this Agreement and such breach is material, the other party may deliver a written notice (a "Notice of Breach") describing such violation or nonperformance in reasonable detail. The breaching party shall have thirty (30) days in which to cure the violation or non-performance described in the Notice of Breach; and if such party does not cure such violation or non-performance as aforesaid, the party delivering the Notice of Breach may terminate this Agreement upon a further thirty (30) days' written notice to the other party which termination shall take effect on the 30 day after delivery of such second notice. For the avoidance of doubt, (and in addition to or in place of delivery of notice of such termination), the non-breaching party may pursue at law or at equity any other rights or remedies (including specific performance) for any failure by the other party to perform any of its obligations hereunder.

3.
Notwithstanding anything herein to the contrary, if Camping World or CWI reasonably determines that Insurer is performing its duties hereunder in a manner that has a material adverse effect on the business or goodwill of Camping World or CWI or any of their subsidiaries, or if Insurer reasonably determines that Camping World or CWI is performing its duties in a manner that has a material adverse effect on the business or goodwill of Insurer, Camping World or Insurer, as the case may be, may deliver a written notice (a "Notice of Injury") describing the acts and adverse effects in reasonable detail. The party receiving the Notice of Injury shall have thirty (30) days in which to change the manner in which it performs such duties so as to eliminate the material adverse effect. If the party receiving any such Notice of Injury fails to make changes to eliminate such defect, the party delivering the Notice of Injury may terminate this Agreement upon thirty (30) days written notice to the other party.

VIII
DEFINITIONS

        As used herein the following terms shall have the following meanings:

        Affiliate.    When used with respect to any Person means any other Person, which directly or indirectly controls, or is controlled by or is under common control with such Person. For purposes of this definition, "control" (including the correlative terms "controlling," "controlled by" and "under common control with"), with respect to any Person, shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise. With respect to investment partnerships, to the extent the organization documents thereof require or permit a distribution of assets to partners and others upon the liquidation or winding up of the investment partnership or otherwise, the term Affiliate shall include such partners and others.

        Branded.    As applied to Insurance or Insurance Products, means Insurance or Insurance Products that bear, or are marketed or solicited, using a trade name, trademark, service mark, logo, or slogan of a Person other than the person that is issuing such Insurance or Insurance Products or is otherwise sponsored by such first Person.

        Coverage Proposal.    See Section II(4).

        Covered Insurance.    See Section II(4).

        Customers.    Means customers of Camping World, including without limitation, its catalogs, retail stores, other selling outlets and members of any of its present or future affinity or other clubs, memberships organizations, including the President's Club.

        Customer List.    See Section II(2)(c).

        Direct Written Premium.    Direct Written Premium, for any period, means gross premiums, less credits for premium cancellations and returns recorded and received by Insurer during such period.

        Effective Time.    See Section I(1),

        Existing Policies.    See Section I(1).

        Insurance and Insurance Products.    Any automobile or recreational vehicle property and casualty insurance product, including Vehicle Coverage, but specifically excluding Warranty Coverage and roadside assistance service.

        Notice of Breach.    See Section VII(2).

        Notice of Coverage.    See Section II(4).

        Notice of Injury.    See Section VII(3).

        Person.    An individual, corporation, partnership, limited liability company, joint venture, a trust, an unincorporated organization or any other entity or organization, including a government, a political subdivision or any agency or instrumentality thereof and shall include the plural thereof.

        Stock Purchase Agreement.    The Stock Purchase Agreement dated as of March    , 2002 by, among others, Motors Insurance Corporation, AGP and the shareholders of AGP.

        Term.    See Section VII.

        Vehicle Coverage.    Private passenger automobile liability and physical damage insurance coverages (which, for avoidance of doubt, includes all insurance coverages reasonably related thereto including, without limitation, comprehensive, collision, third party property damage and bodily injury liability coverages and personal injury protection). Automobile includes private passenger automobiles and recreational vehicles, motor homes, travel trailers, minivans, sport utility vehicles, and other similar vehicles or items.

        Warranty Coverage.    Means insurance that covers the warranty (or extensions thereof) provided by a manufacturer of such manufacturer's products.

IX
MISCELLANEOUS

1.
This Agreement does not make any party hereto the agent of the other, nor does it create a partnership, a consortium, an association, a joint venture, or any form of juristic person or entity. No party hereto shall have any authority or right to assume or create obligations of any kind or nature, express or implied, on behalf of, or in the name of any other party, nor to accept service of any legal process of any kind addressed to or intended for any other party, nor to bind any other party in any respect, without the specific prior written authorization of such other party.

2.
Each of Camping World and CWI on the one hand, and Insurer on the other hand agrees to indemnify and hold harmless the other and their respective Affiliates, and its and their respective employees, officers, directors, shareholders and agents, from and against any and all claims, demands, losses, damages, liabilities, lawsuits, and other proceedings, judgments and awards and costs and expenses (including, but not limited to reasonable attorneys' fees) arising directly or indirectly in whole or in part out of the performance by the other party or its Affiliates (or any of its or their respective employees, officers, directors, shareholders, agents and affiliates) of their respective obligations under this Agreement. This provision shall survive any expiration or other termination of this Agreement for a period of three (3) years from the termination of this Agreement.

3.
Neither Camping World or any of its subsidiaries, on the one hand, nor Insurer, on the other hand, shall directly or indirectly, sell, assign or transfer (other than a pledge, transfer or collateral assignment to a lender)(collectively "transfer") any of its rights or obligations contemplated under this Agreement without first obtaining the written consent of the other party. This Agreement shall inure to the benefit of and be binding upon the parties (including, without limitation, each subsidiary of Camping World), their successors, trustees, permitted assigns, receivers and legal representatives but shall not inure to the benefit of any other person or entity, except as specifically contemplated by Section IX(3). So long as there is no material adverse change to the benefits or obligations of the parties under this Agreement, reinsurance or other similar risk spreading or transfer methods by Insurer or its use of a managing general agent, shall not be deemed (i) a violation of, or inconsistent with, the terms hereof or (ii) a transfer for the purposes of the foregoing. Neither Camping World, CWI nor any Insurer shall transfer all of its assets or any business unit unless the transferee or acquiring entity confirms in writing that it continues to be subject to all of the terms of this Agreement.

4.
This Agreement contains the entire agreement between the parties with respect to the subject matter hereof, and no oral statements or representations or prior written matter not contained herein or therein shall have any force or effect. This Agreement shall not be modified in any way except by a writing subscribed by the parties by their duly authorized representatives. No amendment of this Agreement or its exhibits or schedules shall be of any force or effect unless reduced to writing and executed in writing by the parties hereto in the same manner as the present Agreement.

5.
Camping World and CWI agree that, as between Camping World, CWI and Insurer, Insurer shall have exclusive ownership and control of all expirations on policies issued pursuant to this Program and that upon the expiration or termination of this Agreement, each of NAIC, NGIC or NGAC, as the case may be, have the right to send renewal notices to Customers maintaining Covered Insurance as required by law, and at their option, may continue to renew policies of Customers insured while the Agreement was in effect, but will in no way use the Camping World name or logo in such renewal notice. This provision shall survive expiration or other termination of this Agreement.

6.
The parties agree that the Insurer may use a fronting company in the state of Texas for the purpose of marketing Insurance Products to customers in that state. Currently, Insurer's business in Texas is underwritten by Home State County Mutual Insurance Company.

7.
Notwithstanding anything herein to the contrary, if Insurer has in force policies written for Customers under the Good Sam insurance program pursuant to the terms of those certain agreements between Affinity Group Inc. and NGIC known as the Working Agreement and Service Agreement (the "Good Sam Agreements"), Insurer shall continue to pay the fee payable on such policies under the Good Sam Agreements for so long as such policies remain in force. Insurer agrees to edit the mailing lists provided to it by CWI hereunder and by Affinity Group Inc. under the Good Sam Agreements to make its best efforts to avoid, to the extent reasonably possible, mailing insurance solicitations on behalf of CWI to any potential person who is a current policyholder of the Good Sam insurance program. Insurer also agrees, to the extent legally permissible, to not convert any current policyholder under either the CWI or Good Sam insurance program to a policyholder of the other insurance program. Otherwise, Insurer is free to market Insurance and Insurance Products in any way and to whomever Insurer chooses.

8.
All notices under this Agreement must be in writing and shall be delivered by (i) certified or registered mail, postage prepaid, return receipt requested, or (ii) overnight commercial courier or delivery service, or (iii) by facsimile transmission confirmed by certified or registered mail or commercial courier or delivery service as follows:

To AGP or Insurer:
If by Courier:	If by mail:
One GMAC Insurance Plaza	P.O. Box 66937
Earth City, Missouri 63045	St. Louis Missouri, 63166-6937
Attention: President	Attention: President
If by facsimile: (314) 493-8113
To Camping World or CWI:
Camping World, Inc.
2575 Vista Del Mar Drive
Ventura, California 93001
Attention: President
Facsimile (805) 667-4419
with a copy to:
Kaplan, Strangis and Kaplan, P.A.
90 South 7th Street
Suite 5500
Minneapolis, Minnesota 55402
Attention: Robert T. York, Esq.
Facsimile: (612) 375-1143

  All notices, consents, waivers, and other communications under this Agreement shall be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth above (or to such other addresses and telecopier numbers as a party may designate by notice to the other party.

9.
This Agreement shall be governed by and construed and enforced in all respects according to the laws of the state of Missouri, determined without reference to conflict of law principles.

10.
The parties hereto recognize that a breach of the Agreement would cause irreparable injury and that damages at law would be difficult to ascertain. The parties hereto therefore consent to the granting of equitable relief by way of a restraining order or temporary or permanent injunction by any court of competent jurisdiction to prohibit the breach or enforce the performance of the covenants contained in this Agreement.

11.
In the event that any of the provisions of this Agreement are held to be invalid or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision thereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein and the parties hereto shall to the fullest extent possible modify any such provision to the extent required to carry out the general intention of this Agreement and to impart validity thereto.

12.
No forbearance, indulgence, or relaxation or inaction by any party at any time to require performance of any provisions of this Agreement shall in any way affect, diminish or prejudice the right of a party hereto to require performance of that provision and any waiver or acquiescence by any party hereto in any breach of any provision of this Agreement shall not be construed as a waiver or acquiescence in any continuing or succeeding breach of such provision, a waiver or an amendment of the provision itself or a waiver of any right under or arising out of this Agreement or acquiescence in or recognition of rights and/or positions other than as expressly stipulated in this Agreement.

13.
This Agreement may be executed in any number of counterparts each of which shall be deemed an original and all of which shall constitute one and the same Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

CAMPING WORLD, INC.
By:	/s/ PAUL E. SCHEDLER
Name:	Paul E. Schedler
Title:	Vice President
CWI, INC.
By:	/s/ PAUL E. SCHEDLER
Name:	Paul E. Schedler
Title:	Vice President
CAMPING WORLD INSURANCE SERVICES OF NEVADA, INC.
By:	/s/ PAUL E. SCHEDLER
Name:	Paul E. Schedler
Title:	Vice President
CAMPING WORLD INSURANCE SERVICES OF TEXAS, INC.
By:	/s/ PAUL E. SCHEDLER
Name:	Paul E. Schedler
Title:	Vice President
AFFINITY GROUP PLANS, INC.
By:	/s/ PAUL E. SCHEDLER
Name:	Paul E. Schedler
Title:	Vice President
NATIONAL ALLIANCE INSURANCE COMPANY
By:

Name:
Title:

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

CAMPING WORLD, INC.
By:

Name:
Title:
CWI, INC.
By:

Name:
Title:
CAMPING WORLD INSURANCE SERVICES OF NEVADA, INC.
By:

Name:
Title:
CAMPING WORLD INSURANCE SERVICES OF TEXAS, INC.
By:

Name:
Title:
AFFINITY GROUP PLANS, INC.
By:	/s/ BERNARD J. BUSELMEIER
Name:	Bernard J. Buselmeier
Title:	Executive Vice President and Chief Financial Officer
NATIONAL ALLIANCE INSURANCE COMPANY
By:	/s/ BERNARD J. BUSELMEIER
Name:	Bernard J. Buselmeier
Title:	Executive Vice President and Chief Financial Officer
NATIONAL GENERAL INSURANCE COMPANY
By:	/s/ BERNARD J. BUSELMEIER
Name:	Bernard J. Buselmeier
Title:	Executive Vice President and Chief Financial Officer
NATIONAL GENERAL ASSURANCE COMPANY
By:	/s/ BERNARD J. BUSELMEIER
Name:	Bernard J. Buselmeier
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT A

Family Motor Coach Association
Fleetwood Enterprises, Inc.
Flying J Inc.
Monaco Coach Corporation
Thousand Trails/NACO
Winnebago Industries, Inc.

EXHIBIT B

  Categories of Costs

1.
Kiosk Labor

2.
Insurance Labor

•
Agent Base Salary

•
Agent Commission Fees

•
Agent Quote Fees

•
Agent Sales Contests

•
Staff Salaries

•
MLC Expenses

•
Fringe (22%)

3.
Non-Insurance Labor

•
Agent Commission Fees

•
Fringe (22%)

4.
General and Administrative

•
Management/Training & Development Labor

•
Agent Recruiting

•
Agent Education & Licensing

•
Agent Annual Meeting

•
Business Travel

•
Insurance Quote Premiums

•
CWIS Licensing/Legal Fees

•
Errors & Omissions Coverage

•
Express Mail

•
Office Supplies

•
Kiosk & Equipment Maintenance, Repair, Replacement

•
Communication Network—WAN, Fax, Phone ($600 monthly per store)

•
Kiosk Store Space Charges/Rent ($750 monthly per store)

        CWI and the Insurer shall mutually agree to the hiring of any employees by CWI to perform services pursuant to the terms of the Agreement, other than licensed insurance agents.

  Percentage

        For calendar year 2002, the standard operating percentage for costs not related to the sale of Insurance or Insurance Products is 11.5%. For each subsequent year, the parties will set a mutually agreed upon standard percentage based on the prior year's costs. At the end of each calendar year, to the extent that actual costs vary from true cost, the parties will reconcile expenses pursuant to the terms of the Agreement.

EXHIBIT C

1.
Direct Mail Printing

2.
Direct Mail Postage

3.
Promotional Items including, but not limited to:

a.
Call Transfer Expenses

b.
Give Aways

c.
Event Costs (both space, etc.)

d.
Ad Cost

e.
Shipping Expenses

f.
Sponsorship Fees

g.
Premium Items

h.
Creative Costs

AGENCY AGREEMENT

        This AGENCY AGREEMENT ("Agreement") is entered into as of the 15th day of May, 2002 by and among National Alliance Insurance Company, a Missouri corporation ("NAIC"), National General Insurance Company, a Missouri corporation ("NGIC"), and National General Assurance Company, a Missouri corporation ("NGAC"; NAIC, NGIC and NGAC are hereinafter individually and collectively, as appropriate, referred to as the "Company"), and CWI, Inc., a Kentucky corporation, doing business as Camping World Insurance Services, Inc. ("CWI"), Camping World Insurance Services of Nevada, Inc., a Nevada corporation ("CWIS Nevada"), and Camping World Insurance Services of Texas, Inc., a Texas corporation ("CWIS Texas"; CWI, CWIS Nevada and CWIS Texas are hereinafter individually and collectively, as appropriate, referred to as the "Agent"), and solely for purposes of Section 9.2, Camping World, Inc., a Kentucky corporation ("Camping World").

RECITALS

        A.    Company is duly licensed to transact automobile liability and physical damage insurance in each jurisdiction in which Company conducts business.

        B.    Agent is a wholly-owned subsidiary of Camping World. Camping World operates retail stores engaged in the sale of, among other things, after-market recreational vehicle supplies and other related products.

        C.    Company desires to offer automobile liability and physical damage insurance products to customers of Camping World, which products are more specifically identified on Schedule 1 attached hereto and incorporated herein by this reference (the "Program").

        D.    In accordance with the terms and conditions of this Agreement, Company desires to appoint Agent as its insurance agent for the purpose of operating insurance kiosks in the Camping World stores and certain other locations agreed to by Company and the Agent (each a "Kiosk" and collectively the "Kiosks"), and, in connection therewith, to solicit on behalf of the Company customers for the Program at and from the Kiosks, and Agent desires to accept such appointment.

        NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. APPOINTMENT AND AUTHORITY

        1.1    Appointment.    Company hereby appoints Agent as Company's agent to solicit Camping World customers for the insurance coverages described in Schedule 1 attached hereto, which Schedule may be amended to add additional lines of insurance upon agreement by the parties, provided that, as may be required by applicable state law, Company will appoint licensed employees of Agent (such licensed employees hereafter referred to as "Producers") as Company's agent to solicit Camping World customers for such coverages. Agent shall have no authority to appoint subagents or to accept business for Company from any other agent or broker other than from licensed Producers. All obligations of Agent hereunder shall also apply to Producers, and Agent agrees to take all necessary action to ensure that all Producers comply with the terms and conditions set forth herein applicable to Agent.

        1.2    Authority and Territory.    Agent's appointment and authority hereunder shall relate to solicitation and binding of the line(s) of insurance under the Program as reflected in Schedule 1 attached hereto, which schedule may be amended by Company from time to time.

        1.3    Use of Another Underwriting Company.    In Texas, business generated by Agent may be underwritten by Company's business partner Home State County Mutual Insurance Company and Company shall take all action necessary to appoint Agent with Home State County Mutual Insurance Company to enable Agent to solicit Camping World customers for the insurance coverages described herein in the State of Texas.

2. AGENT'S DUTIES

        Commencing on the date hereof, Agent will faithfully perform all of Agent's duties as required within the scope of this Agreement to the best of Agent's professional knowledge, skill and judgment, which duties shall include but not be limited to the following:

        2.1    Operation of Kiosks.    Agent shall operate the Kiosks at Camping World stores as approved and agreed to by the parties in writing during the business hours set forth opposite each of the Kiosk locations identified in Schedule 2, which schedule may be amended or modified from time to time by the parties.

        2.2    Schedule of Producers.    Concurrently herewith, Agent shall provide Company with a list of Agent's Producers who will staff the Kiosks on Agent's behalf (the "Schedule of Producers"). The Schedule of Producers shall contain the names, addresses, and telephone numbers of each of the individuals listed therein, and appended thereto shall be a copy of each individual's insurance producer's license. Agent agrees to provide monthly to Company a current Schedule of Producers reflecting changes (if any) from the previous month, including but not limited to changes in the Kiosk locations. Company may, in its sole discretion, reject any Producer identified in any Schedule of Producers.

        2.3    Solicitation and Binding.    Agent shall solicit customers on behalf of Company and shall bind Company for such line or lines of insurance as are specified in Schedule 1 as may be amended from time to time and within such limits as are set forth in the then current underwriting guidelines promulgated by Company. Agent agrees to conform to the written rules and instructions received from Company from time to time.

        2.4    Compliance with Manuals.    Agent shall comply fully and timely with Company's instructions, rules, bulletins, manuals and guidelines applicable to the Program, any and all of which Company may amend from time to time and at any time in its sole discretion. Unless otherwise approved by Company, Agent shall not charge any customers any policy fee on behalf of the Company unless such fee is prescribed in the manuals and guidelines provided to Agent. To the extent consistent with the terms and conditions of this Agreement, Agent shall conform to the rules of conduct regarding behavior and general demeanor of the locations where the Kiosks are located.

        2.5    Cooperation.    Agent shall cooperate at all times with Company to ensure the proper operation of the Program as provided herein. Agent shall comply with any and all written directives from Company for the correction of problems associated with Agent's performance of services hereunder (each such directive, a "Formal Deficiency Notice"). Agent shall have thirty (30) days to comply with a Formal Deficiency Notice.

        2.6    Company Property.    Agent shall safeguard, maintain and account for all policies, forms, manuals, equipment and supplies furnished Agent by Company, all of which shall remain the property of Company (collectively, the "Company Property"), and will return the same to Company within forty-eight (48) hours of demand therefor.

        2.7    Expenses.    Agent will pay, assume the obligation and be fully responsible for all costs and expenses associated with and in respect of the performance by Agent of its duties under this Agreement, including but not limited to rentals, office facilities, travel expenses, transportation facilities, employee and clerical salaries, benefits and expenses, postage, advertising and local license fees. Company shall reimburse Agent for fifty percent (50%) of all such costs and expenses as more specifically set forth in that certain Amended and Restated Marketing Agreement between Company, Camping World, Agent and others dated the date hereof (the "Marketing Agreement").

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        2.8    Legal Compliance.    Agent will comply fully with all regulations, bulletins, rulings, circular letters, proclamations and statutes, federal, state or local, now or hereafter in force, and which are applicable to Agent's obligations and status hereunder.

        2.9    Accurate Records—Audit.    Agent will keep identifiable and accurate records and accounts of all business and transactions effected pursuant to this Agreement. Company and Agent shall mutually agree upon the types of records to be maintained. Upon forty-eight (48) hours advance notice, Company or its agents acting upon its behalf has the right to visit, inspect, duplicate, examine, audit and verify, at Agent's offices or elsewhere during regular business hours, any of the properties, accounts, files, documents, books, reports, work papers and other records belonging to or in the possession or control of Agent relating to the business covered by this Agreement and to make copies thereof and extracts therefrom, provided that such audit shall not unreasonably interfere with Agent's normal course of business.

        2.10    Fiduciary Responsibilities.    Agent has full power and authority on behalf of Company to collect, receive and receipt for premiums on insurance issued under the Program. All moneys paid by the policyholders to Agent, or to anyone representing Agent, shall be held by and chargeable to Agent in a fiduciary capacity for and on behalf of Company and shall be paid over to Company within ninety-six (96) hours of receipt.

        2.11    Remittance of Premiums.    Accounts of money due Company on the business placed by the Agent with the Company are to be rendered within ninety-six (96) hours of receipt. If Company agrees to bill direct policies on a direct basis, Company will assume responsibility for making collection of premium and will furnish to Agent a statement of account covering such transactions each month. Any premiums received by Agent on policies so billed will be received by Agent in a fiduciary capacity and paid over to Company within ninety-six (96) hours of receipt.

        2.12    Claims.    If Agent becomes aware of any insurance claim on a policy of insurance written pursuant to the Program, Agent shall promptly report the claim to the Company's loss reporting telephone number provided to Agent by Company. If Agent becomes aware of facts or circumstances that would impact an existing claim, Agent shall promptly report such facts and circumstances to Company.

        2.13    Submission of Information.    Unless otherwise stipulated in writing by the Company, the Agent agrees to forward the originals of all applications, certificates and binders and other forms issued by the Agent, or otherwise notify the Company in writing or via an electronic medium approved in writing by the Company of all coverage accepted, not later than ninety-six (96) hours following the inception date of coverage or the date of acceptance of such coverage, whichever occurs first.

        2.14    Record Retention.    The Agent shall maintain copies of all signed applications for any policy or renewal written hereunder. Records containing such documents shall be retained by Agent for a period of at least six (6) months from the expiration date of the policy or from the date an offered policy was rejected. Should state law require records containing such documents to be retained for a period longer than such six (6) month period, Agent shall comply with the state requirement. After such period of time, Agent shall notify Company in writing at least 120 days before discarding or destroying any original documents. Upon termination of this Agreement, Agent agrees to turn over all such records to Company and to retain no copies thereof.

        2.15    Fair Credit Reporting Act/Gramm-Leach Bliley Act/Violent Crime and Control Act.    Agent agrees to comply with all federal, state and local laws applicable to Agent including, but not limited to, laws relating to the use of consumer reports (which may include but are not limited to Motor Vehicle Reports, CLUE Reports, Credit Scores, Credit Reports, etc.), including the federal Fair Credit Reporting Act, as amended by the Consumer Credit Reporting Reform Act of 1996 ("FCRA"), the

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Gramm-Leach Bliley Act and the Violent Crime and Control Act. Agent shall certify to Company its compliance with any of the foregoing laws at the request of Company.

        Agent agrees to comply with all state and federal laws and regulations applicable to Agent with regard to the use and protection of non-public personal information (as such is defined by federal, state and local laws) concerning a policyholder or potential policyholder, consumer or customer (as defined by federal, state and local laws), insured, applicant or potential applicant received by Agent on behalf of Company.

        Agent certifies, to the best of its knowledge, neither Agent nor anyone employed by Agent and appointed by Company nor anyone appointed by Company and authorized by Agent to solicit insurance on behalf of Agent has been convicted of a felony or plead guilty or nolo contendre (no contest) to a felony involving a crime of dishonesty or breach of trust as defined and governed under 18 U.S. Code Sections 1033 and 1034. Agent agrees to notify Company, immediately, if Agent, anyone employed by Agent and appointed by the Company or any person appointed by the Company and authorized by the Agent to solicit insurance on behalf of Agent is convicted of a felony or pleads guilty or nolo contendre to a felony as noted above.

        2.16    Errors and Omissions Insurance.    Agent shall carry Errors and Omissions Insurance coverage in such amounts and with such carriers as are reasonably approved by Company.

3. LIMITATIONS ON AGENT'S AUTHORITY

        Agent shall have no authority, nor shall it represent itself as having such authority, other than as is specifically set forth in this Agreement. Without limiting the generality of the foregoing sentence, Agent agrees that it will not do any of the following:

        3.1    Procurement of Requests for Quotation.    Procure requests for quotations from locations other than the Kiosks except upon express written authority of Company.

        3.2    Binding.    Bind or issue any binder to any consumer without the express written authority approving such binder, or binding action issued by the Company.

        3.3    Alterations.    Make, waive, alter or change any term, rate or condition stated in any policy, contract or form pertaining to the Program, or discharge any obligation under any contract, policy or form in the name of Company.

        3.4    Claims.    Negotiate, adjust, or mediate any claim on behalf of Company or with respect to any policy issued under the Program.

        3.5    Other Solicitations.    Solicit applications for or otherwise transact coverage on behalf of any other Person (as hereinafter defined) for the lines of insurance identified on Schedule 1. As used herein, Person shall mean an individual, corporation, partnership, joint venture, trust and/or unincorporated organization and shall include the plural thereof.

        3.6    Forfeiture.    Waive a forfeiture.

        3.7    Extension of Time.    Extend the time for the payment of premiums or other monies due under any policies issued under the Program.

        3.8    Litigation.    Institute, prosecute or maintain any legal proceedings in connection with any matter pertaining to the Program or Company's business or accept service of process on behalf of Company.

        3.9    Transaction of Business.    Transact business in contravention of the rules and regulations of any insurance department and/or other governmental authorities having jurisdiction of any or all subject matters embraced by this Agreement.

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        3.10    Endorsement.    Make or endorse notes or endorse checks payable to Company or otherwise incur any expense or liability on behalf of Company.

4. COMPANY'S DUTIES

        Commencing on the date hereof, Company will faithfully perform the following duties as required within the scope of this Agreement to the best of Company's professional knowledge, skill and judgment:

        4.1    Cooperation.    Cooperate at all times with Agent to ensure the proper management, operation and administration of the Program.

        4.2    Process Applications.    Process applications of insurance in accordance with its then existing practices and procedures.

5. COMPENSATION

        5.1    Compensation.    As consideration for the services provided by Agent hereunder, Company shall pay Agent in accordance with the terms of the Marketing Agreement.

        5.2    Payment and Records of Compensation.    Company shall provide Agent with weekly reports (the "Weekly Reports") setting forth the number of applications for insurance Agent forwarded to Company during the immediately preceding week and the number of policies issued under the Program during such week based on applications previously submitted by Agent to Company. On a monthly basis, Company shall transfer the amounts payable to Agent under Section 5.1 hereof by direct deposit into a bank account designated by Agent in writing.

6. TERM

        Unless sooner terminated pursuant to Article 9 hereof, the term of this Agreement shall commence immediately on the date hereof and expire or terminate, unless otherwise specifically set forth herein, in accordance with the terms set forth in the Marketing Agreement. This Agreement shall contain the same renewal provisions set forth in the Marketing Agreement (the "Renewal Period(s)").

7. LICENSES

        At all times during the term and any Renewal Period(s), Agent and each of its Producers as provided herein shall be appropriately licensed by the insurance regulatory authorities of each jurisdiction in which a Kiosk is located and Agent shall not solicit or otherwise transact insurance unless Agent has the required license to do so.

8. INDEPENDENT CONTRACTOR

        This Agreement is not a contract of employment. Nothing contained in this Agreement shall be construed to create the relationship of joint venture, partnership or employer and employee between Company and Agent. Each party is an independent contractor and shall be free, subject to the terms and conditions of this Agreement, to exercise judgment and discretion with regard to the conduct of its business. Agent shall be solely responsible with respect to, and will promptly pay or withhold, as required, all taxes or sums due to the federal, state and/or local taxing authorities with respect to Agent and Agent's employees and licensees.

9. TERMINATION OF AGREEMENT

        9.1    Termination Without Cause.    Except as otherwise set forth herein, termination of this Agreement is limited by the termination provisions set forth in the Marketing Agreement.

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Notwithstanding the foregoing, any termination of this Agreement shall be in accordance with all applicable laws and regulations.

        9.2    Termination for Cause.    At any time during the Term or any Renewal Period, Company may terminate this Agreement immediately for cause upon written notification to Agent of such termination. Such written notice shall state the "cause" with specificity. As used in this Section 9.2, the term "cause" shall include, without limitation, any one or more of the following events:

          (a)    Exceeding Authority.    Agent exceeding its authority under this Agreement.

          (b)    Rule Violations.    Agent's violation of Company's written rules, regulations or general guidelines which have been provided to Agent;

          (c)    Misappropriation of Funds.    The misappropriation by Agent of funds or property of Company or funds received for Company by Agent;

          (d)    License Suspension or Revocation.    The expiration or cancellation of or refusal to renew by the Insurance regulatory authorities of any jurisdiction in which a Kiosk is located of any license, certificate or other regulatory approval required in order for Agent to perform its duties under this Agreement;

          (e)    Fraud.    Agent engaging in fraudulent acts affecting its relationship with Company or any insureds;

          (f)    Formal Deficiency Notice.    Failure to comply with a Formal Deficiency Notice within the thirty (30) day period specified in section 2.5 hereof or as a consequence of receiving three (3) Formal Deficiency Notices during a period of twelve (12) consecutive months;

          (g)    Breach.    Agent's breach of this Agreement.

        Termination of this Agreement for cause shall not relieve the parties of their respective obligations under the terms of the Marketing Agreement.

        9.3    Other Obligations Upon Termination.    Agent shall return the Company Property to Company within twenty-four (24) hours following the termination of this Agreement.

10. EXPIRATIONS

        Company shall have exclusive ownership and control of all expirations on policies issued under the Program. This provision shall survive expiration or other terminations of this Agreement.

11. INDEMNIFICATION

        11.1    Indemnification of Company.    Agent shall indemnify, defend and hold harmless Company and its affiliates as well as its and their respective directors, officers, agents, employees and shareholders from and against any and all claims, suits, hearing, actions, damages, liabilities, judgments, fines, penalties, costs, losses or expenses, including reasonable attorney's fees (in the singular, an "Indemnification Claim" and collectively, "Indemnification Claims"), arising or resulting from, directly or indirectly, the performance by Agent of its obligations under this Agreement.

        11.2    Indemnification of Agent.    Company shall indemnify, defend and hold harmless Agent and its affiliates as well as its and their respective directors, officers, agents, employees and shareholders from and against any and all Indemnification Claims arising or resulting from, directly or indirectly, the performance by Company of its obligations under this Agreement.

        11.3    Notice of Claim for Indemnification.    Upon obtaining knowledge of an Indemnification Claim which could give rise to indemnification under this Article 11, the party demanding such indemnification (the "Indemnitee") shall promptly notify the party from whom indemnification is

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sought (the "Indemnitor"), in writing, of any Indemnification Claim which the Indemnitee has determined has given or could give rise to a right of indemnification under Sections 11.1 or 11.2 hereof (the "Notice of Claim"). The Notice of Claim shall specify, in reasonable detail, the nature of any such Indemnification Claim giving rise to the right of indemnification.

        11.4    Defense of Third Party Claims.    With respect to any third party Indemnification Claim set forth in a Notice of Claim, the Indemnitor may defend, in good faith and at its own expense, any such Indemnification Claim and the Indemnitee, at its expense, shall have the right to participate in the defense of any such third party Indemnification Claim. In connection with its defense of a third party Indemnification Claim, the Indemnitor shall have the absolute right to choose or approve counsel for the defense or prosecution of such action. So long as the Indemnitor is defending in good faith any such third party Indemnification Claim, the Indemnitee shall not settle or compromise such third party Indemnification Claim. The Indemnitee shall make available to the Indemnitor or its representatives all records and other materials reasonably required by them for use in contesting any third party Indemnification Claim and shall cooperate fully with the Indemnitor in the defense of all such Indemnification Claims. The Indemnitor may settle any claim without the consent of the Indemnitee in the event that the sole relief requested is money damages and such money damages are paid in full by the Indemnitor and all litigation against the Indemnitee with respect thereto is dismissed with prejudice.

        11.5    Survival of Indemnification.    The indemnification provided under this Article 11 shall survive the expiration or other termination of this Agreement for a period of three years after termination.

12. GENERAL PROVISIONS

        (a)   All amounts due Agent under this Agreement shall not be subject to the right of offset, including, without limitation, to any obligation set forth in the Marketing Agreement; (b) any amendment hereto must be in writing and signed by both of the parties (c) this Agreement shall inure to the benefit of and be binding upon the parties and their successors and assigns; (d) Missouri law shall apply to the interpretation of the provisions hereof; (e) this Agreement, together with the attached schedules and Marketing Agreement, constitutes the entire understanding and agreement of the parties hereto and supersedes all prior or contemporaneous agreements with respect to the subject matter hereof; and (f) any provision of this Agreement that is prohibited or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provisions in any other jurisdiction.

13. NOTICES

        All notices which are required to be given or submitted pursuant to this Agreement shall be made in writing and shall be deemed given when deposited with the United States Postal Service, postage prepaid, registered or certified mail, return receipt requested, or when deposited with an overnight mail delivery service, to the last address of record of each party being notified which is maintained by the other party in the ordinary course of business.

        Any notice or demand required to be made under this Agreement to Company shall be given to:

    Via Courier
    GMAC Insurance
    One GMAC Insurance Plaza
    Earth City, MO 63045
    Attention: President

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    Via Mail
    GMAC Insurance
    P.O. Box 66937
    St. Louis, MO 63166-6937
    Attention: President

        Any notice or demand required to be made under this Agreement to Agent shall be given to:

    Camping World Insurance Services
    c/o Mr. Mike Siemens
    650 Three Springs Road
    Bowling Green, Kentucky 42104

        Any party may, be virtue of written notice in compliance with this paragraph, alter or change the address or the identity of the person to whom any notice, or copy thereof, is to be sent.

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        IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first above written.

COMPANY:
NATIONAL GENERAL INSURANCE COMPANY NATIONAL GENERAL ASSURANCE COMPANY NATIONAL ALLIANCE INSURANCE COMPANY
By:	/s/ BERNARD J. BUSELMEIER
Title:	Executive Vice President and Chief Financial Officer
Printed Name:	Bernard J. Buselmeier
AGENT:
CWI, INC. CAMPING WORLD INSURANCE OF NEVADA, INC. CAMPING WORLD INSURANCE OF TEXAS, INC.
By:	/s/ PAUL E. SCHEDLER
Title	Vice President.
Printed Name:	Paul E. Schedler
CAMPING WORLD, INC.
By:	/s/ PAUL E. SCHEDLER
Title	Vice President.
Printed Name:	Paul E. Schedler

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Schedule 1

Lines of Insurance

        Agent is authorized to solicit and bind the lines of insurance set forth in this Schedule 1, which authority is subject to the limitations and restrictions of the attached Agency Agreement between Agent and Company. Unless and until this Schedule 1 is amended by Company, Agent is authorized to write the following:

        Private Passenger liability and Physical damage Coverage for automobiles and recreational vehicles.

Schedule 2

Kiosk Locations

Booth Location	Street Address	City, State, Zip Code
Denton	5209 I-35 North	Denton, Texas 76207
Denver	4100 Youngfield Street	Wheat Ridge, Colorado 80033
Fairfield	4350 Central Place	Cordelia, California 94585
Fort Myers	5600 Enterprise Parkway	Fort Myers, Florida 33905
Henderson	1600 South Boulder Hwy.	Henderson, Nevada 89015
Kissimmee	5175 W Highway 192	Kissimmee, Florida 34746
La Mirada	14900 S. Firestone Blvd.	La Mirada, California 90638
Mesa	146 East Coury Ave.	Mesa, Arizona 85210
Mission	1325 E. Expressway 83	Mission, Texas 78572
Myrtle Beach	3632 Highway 501	Myrtle Beach, South Carolina 29579
Nashville	2622 Music Valley Drive	Nashville, Tennessee 37214
New Braunfels	3891 I.H. 35 North	New Braunfels, Texas 78130
Rocklin	4435 Granite Drive	Rocklin, California 95677
San Bernardino	151 E. Redlands Blvd.	San Bernardino, California 92408
San Marcos	200 Travelers Way	San Marcos, California 92069
San Martin	13575 Sycamore Ave.	San Martin, California 95046
Tacoma	4650 16th Street East	Tacoma, Washington 98424
Tampa	6102 Lazy Days Blvd.	Seffner, Florida 33584
Tucson	3220 E. Irvington Road	Tucson, Arizona 85714
Valencia	24901 W. Pico Canyon Road	Newhall, California 91381
Wilsonville	26875 SW Boones Ferry Rd.	Wilsonville, Oregon 97070

ADDENDUM TO WORKING AGREEMENT

        Affinity Group, Inc. (formerly Trailer Life Publishing Company, Incorporated) ("AGI") and National General Insurance Company ("NGIC"), wish to amend the Working Agreement between them for the Good Sam Club insurance plan operated in conjunction with AGI's wholly-owned subsidiary GSS Enterprises, Inc., dated June 2, 1978, and amended by Addenda dated November 25, 1987, October 17, 1989, March 22, 1994, January 9, 1998 and January 16, 2001 (collectively, the "Working Agreement"), as follows:

        1.     The first paragraph after clause numbered 6 on page 1 of the Working Agreement, as most recently amended by the Addendum to Working Agreements dated January 9, 1998, is deleted in its entirety and the following is substituted therefor:

  This Working Agreement shall remain in full force and effect for the period beginning on the date of this Addendum and ending May 15, 2012. Thereafter, the Working Agreement shall automatically renew for consecutive ten (10) year periods, unless terminated by written notice by either party to the other not less than sixty (60) days prior to the termination of the original term hereof or any extension hereof. NGI also agrees to develop new insurance products to be offered to Good Sam members which will consist of:

        2.     Except as amended by this Addendum, all provisions of the Working Agreement shall remain unchanged and in full force and effect.

AFFINITY GROUP, INC.		NATIONAL GENERAL INSURANCE COMPANY
By:	/s/ PAUL E. SCHEDLER	By:	/s/ BERNARD J. BUSELMEIER
Title:	Vice President	Title:	Executive Vice President and Chief Financial Officer
Date:	May 15, 2002	Date:	May 15, 2002

ADDENDUM TO SERVICE AGREEMENT

        Affinity Group, Inc. (formerly Trailer Life Publishing Company, Incorporated) ("AGI") and National General Insurance Company ("NGIC"), wish to amend the Service Agreement between them for the Good Sam Club insurance plan operated in conjunction with AGI's wholly-owned subsidiary GSS Enterprises, Inc., dated June 2, 1978, and amended by Addenda dated October 11, 1982, November 25, 1987, October 17, 1989, February 14, 1992, March 22, 1994 and November 11, 1997, and by various side letters dated August 26, 1994, June 3, 1997, November 19, 1997, November 12, 1999, December 15, 1999 and February 1, 2001 (collectively, the "Service Agreement"), as follows:

        1.     The last paragraph on page 1 of the Service Agreement, as most recently amended by the Addendum to Service Agreements dated November 11, 1997, is deleted in its entirety and the following is substituted therefor:

  This Service Agreement shall remain in full force and effect for the period beginning on the date of this Addendum and ending May 15, 2012. Thereafter this Service Agreement shall automatically renew for consecutive ten (10) year periods, unless terminated by written notice by either party to the other not less than sixty (60) days prior to the termination of the original term hereof or any extension hereof

        2.     Except as amended by this Addendum, all provisions of the Service Agreement shall remain unchanged and in full force and effect.

AFFINITY GROUP, INC.		NATIONAL GENERAL INSURANCE COMPANY
By:	/s/ PAUL E. SCHEDLER	By:	/s/ BERNARD J. BUSELMEIER
Title:	Vice President	Title:	Executive Vice President and Chief Financial Officer
Date:	May 15, 2002	Date:	May 15, 2002

ADDENDUM TO WORKING AGREEMENT

        Affinity Group, Inc. (formerly Trailer Life Publishing Company, Incorporated) ("AGI") and National General Insurance Company ("NGIC"), wish to amend the Working Agreement between them for the Rider Motorcycle Club insurance plan operated in conjunction with AGI's wholly-owned subsidiary GSS Enterprises, Inc., dated October 5, 1979, and amended by Addenda dated October 17, 1989, March 22, 1994 and January 9, 1998 (collectively, the "Working Agreement"), as follows:

        1.     The first paragraph after clause numbered 6 on page 1 of the Working Agreement, as most recently amended by the Addendum to Working Agreements dated January 9, 1998, is deleted in its entirety and the following is substituted therefor:

  Both parties to this agreement recognize that substantial development costs, advertising, mailing and promotional services will be needed in creating interest in a new Motorcycle Insurance Program. To assist in implementing TL's expressed intention of developing interest in a new Motorcycle Insurance Program, TL agrees that, beginning with the fourth quarter of 1979, the Good Sam Vehicle Insurance Plan promotional allowance shall be reduced from a basis equivalent to five (5) percent of the written premium being generated by the Good Sam Vehicle Insurance Plan to three (3) percent of written premium, and that reduction shall continue through the third quarter of 1980, TL and NGI mutually agree that the maximum total amount so deducted from the Good Sam promotional allowance shall not exceed the sum of $50,000. In consideration of the foregoing expressed agreements, NGI will return to TL the amount so deducted from the Good Sam Vehicle Insurance Plan promotional allowance on the basis of the number of Rider Motorcycle Club members participating in the Motorcycle Insurance Program, in accordance with the following schedule:

        2.     The last paragraph on page 1 of the Working Agreement is deleted in its entirety and the following is substituted therefor:

  This Working Agreement shall remain in full force and effect for the period beginning on the date of this Addendum and ending May l5, 2012. Thereafter, the Working Agreement shall automatically renew for consecutive ten (10) year periods, unless terminated by written notice by either party to the other not less than sixty (60) days prior to the termination of the original term hereof or any extension hereof. NGI also agrees to offer other selected insurance products to Rider Club members, which will consist of:

        3.     Except as amended by this Addendum, all provisions of the Working Agreement shall remain unchanged and in full force and effect.

AFFINITY GROUP, INC.		NATIONAL GENERAL INSURANCE COMPANY
By:	/s/ PAUL E. SCHEDLER	By:	/s/ BERNARD J. BUSELMEIER
Title:	Vice President	Title:	Executive Vice President and Chief Financial Officer
Date:	May 15, 2002	Date:	May 15, 2002

ADDENDUM TO SERVICE AGREEMENT

        Affinity Group, Inc. (formerly Trailer Life Publishing Company, Incorporated) ("AGI") and National General Insurance Company ("NGIC"), wish to amend the Service Agreement between them for the Rider Motorcycle Club insurance plan operated in conjunction with AGI's wholly-owned subsidiary GSS Enterprises, Inc., dated October 5, 1979, and amended by Addenda dated October 17, 1989, February 18, 1992, March 22, 1994 and November 11, 1997, and by various side letters dated August 26, 1994, June 3, 1997, November 19, 1997, November 12, 1999, December 15, 1999 and February 1, 2001 (collectively, the "Service Agreement"), as follows:

        1.     The last paragraph on page 1 of the Service Agreement, as most recently amended by the Addendum to Service Agreements dated November 11, 1997, is deleted in its entirety and the following is substituted therefor:

  NGI agrees to expend in developing, advertising and promoting said program a sum which will be no less than the sum deducted from the Good Sam promotional allowance.

        2.     The second paragraph on page 2 of the Service Agreement is deleted in its entirety and the following is substituted therefor:

  This Service Agreement shall remain in full force and effect for the period beginning on the date of this Addendum and ending May 15, 2012. Thereafter this Service Agreement shall automatically renew for consecutive ten (10) year periods, unless terminated by written notice by either party to the other not less than sixty (60) days prior to the termination of the original term hereof or any extension hereof.

        3.     Except as amended by this Addendum, all provisions of the Service Agreement shall remain unchanged and in full force and effect.

AFFINITY GROUP, INC.		NATIONAL GENERAL INSURANCE COMPANY
By:	/s/ PAUL E. SCHEDLER	By:	/s/ BERNARD J. BUSELMEIER
Title:	Vice President	Title:	Executive Vice President and Chief Financial Officer
Date:	May 15, 2002	Date:	May 15, 2002

ADDENDUM TO WORKING AGREEMENT

        Affinity Group, Inc., the parent company of Camp Coast to Coast, Inc. (erroneously identified as Coast to Coast Incorporated) ("AGI") and National General Insurance Company ("NGIC"), wish to amend the Working Agreement between them for the Coast to Coast insurance plan operated in conjunction with AGI's wholly-owned subsidiary Camp Coast to Coast, Inc. dated October 23, 1987, and amended by Addenda dated November 30, 1987, October 17, 1989, March 22, 1994 and January 9, 1998 (collectively, the "Working Agreement"), as follows:

        1.     The first paragraph after clause numbered 6 on page 1 of the Working Agreement, as most recently amended by the Addendum to Working Agreements dated January 9, 1998, is deleted in its entirety and the following is substituted therefor:

    This Working Agreement shall remain in full force and effect for the period beginning on the date of this Addendum and ending May 15, 2012. Thereafter, the Working Agreement shall automatically renew for consecutive ten (10) year periods, unless terminated by written notice by either party to the other not less than sixty (60) days prior to the termination of the original term hereof or any extension hereof. NGI also agrees to develop new insurance products to be offered to CTC members which will consist of:

        2.     Except as amended by this Addendum, all provisions of the Working Agreement shall remain unchanged and in full force and effect.

AFFINITY GROUP, INC.		NATIONAL GENERAL INSURANCE COMPANY

By:	/s/ PAUL E. SCHEDLER	By:	/s/ BERNARD J. BUSELMEIER
Title:	Vice President	Title:	Executive Vice President and Chief Financial Officer
Date:	May 15, 2002	Date:	May 15, 2002

ADDENDUM TO SERVICE AGREEMENT

        Affinity Group, Inc., the parent company of Camp Coast to Coast, Inc. (erroneously identified as Coast to Coast Incorporated) ("AGI") and National General Insurance Company ("NGIC"), wish to amend the Service Agreement between them for the Coast to Coast insurance plan operated in conjunction with AGI's wholly-owned subsidiary Camp Coast to Coast, Inc. dated October 23, 1987, and amended by Addenda dated November 30, 1987, October 17, 1989, March 22, 1994 and November 11, 1997, and by various side letters dated August 26, 1994, June 3, 1997, November 19, 1997, November 12, 1999, December 15, 1999 and February 1, 2001 (collectively, the "Service Agreement"), as follows:

        1.     The last paragraph on page 1 of the Service Agreement, as most recently amended by the Addendum to Service Agreements dated November 11, 1997, is deleted in its entirety and the following is substituted therefor:

    This Service Agreement shall remain in full force and effect for the period beginning on the date of this Addendum and ending May 15, 2012. Thereafter this Service Agreement shall automatically renew for consecutive ten (10) year periods, unless terminated by written notice by either party to the other not less than sixty (60) days prior to the termination of the original term hereof or any extension hereof.

        2.     Except as amended by this Addendum, all provisions of the Service Agreement shall remain unchanged and in full force and effect.

AFFINITY GROUP, INC.		NATIONAL GENERAL INSURANCE COMPANY

By:	/s/ PAUL E. SCHEDLER	By:	/s/ BERNARD J. BUSELMEIER
Title:	Vice President	Title:	Executive Vice President and Chief Financial Officer
Date:	May 15, 2002	Date:	May 15, 2002

ADDENDUM TO WORKING AGREEMENT

        Affinity Group, Inc., the parent company of Golf Card International Corp. (erroneously identified as Golf Card International, Inc.) ("AGI") and National General Insurance Company ("NGIC"), wish to amend the Working Agreement between them for the Golf Card insurance plan operated in conjunction with AGI's wholly-owned subsidiary Golf Card International Corp. dated April 17, 1992, and amended by Addenda dated March 22, 1994 and January 9, 1998 (collectively, the "Working Agreement"), as follows:

        1.     The first paragraph after clause numbered 5 on page 1 of the Working Agreement is deleted in its entirety and the following is substituted therefor:

    This Working Agreement shall remain in full force and effect for the period beginning on the date of this Addendum and ending May 15, 2012. Thereafter, the Working Agreement shall automatically renew for consecutive ten (10) year periods, unless terminated by written notice by either party to the other not less than sixty (60) days prior to the termination of the original term hereof or any extension hereof. NGIC also agrees to develop new insurance products to be offered to GCI members which will consist of:

        2.     The amendment made to the first paragraph after clause numbered 6 on page 1 of the Working Agreement in the Addendum to Working Agreements dated January 9, 1998 is hereby deleted in its entirety.

        3.     Except as amended by this Addendum, all provisions of the Working Agreement shall remain unchanged and in full force and effect.

AFFINITY GROUP, INC.		NATIONAL GENERAL INSURANCE COMPANY

By:	/s/ PAUL E. SCHEDLER	By:	/s/ BERNARD J. BUSELMEIER
Title:	Vice President	Title:	Executive Vice President and Chief Financial Officer
Date:	May 15, 2002	Date:	May 15, 2002

ADDENDUM TO SERVICE AGREEMENT

        Affinity Group, Inc., the parent company of Golf Card International Corp. (erroneously identified as Golf Card International, Inc.) ("AGI") and National General Insurance Company ("NGIC"), wish to amend the Service Agreement between them for the Golf Card insurance plan operated in conjunction with AGI's wholly-owned subsidiary Golf Card International Corp. dated April 17, 1992, and amended by Addenda dated March 22, 1994 and November 11, 1997, and by various side letters dated August 26, 1994, June 3, 1997, November 19, 1997, November 12, 1999, December 15, 1999 and February 1, 2001 (collectively, the "Service Agreement"), as follows:

        1.     The penultimate paragraph on page 1 of the Service Agreement is deleted in its entirety and the following is substituted therefor:

    This Service Agreement shall remain in full force and effect for the period beginning on the date of this Addendum and ending May 15, 2012. Thereafter this Service Agreement shall automatically renew for consecutive ten (10) year periods, unless terminated by written notice by either party to the other not less than sixty (60) days prior to the termination of the original term hereof or any extension hereof.

        2.     The last paragraph on page 1 of the Service Agreement, as most recently amended by the Addendum to Service Agreements dated November 11, 1997, is deleted in its entirety and the following is substituted therefor:

    In the event suit is filed by either party to this Agreement, it is mutually agreed that:

      1)
      Missouri law shall govern and,

      2)
      The prevailing party shall be entitled to reasonable attorneys fees.

        3.     Except as amended by this Addendum, all provisions of the Service Agreement shall remain unchanged and in full force and effect.

AFFINITY GROUP, INC.		NATIONAL GENERAL INSURANCE COMPANY

By:	/s/ PAUL E. SCHEDLER	By:	/s/ BERNARD J. BUSELMEIER
Title:	Vice President	Title:	Executive Vice President and Chief Financial Officer
Date:	May 15, 2002	Date:	May 15, 2002

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